                                                                   EXHIBIT 10.12

================================================================================

                                  $250,000,000


                           GUARANTEED CREDIT AGREEMENT


                           Dated as of March 27, 1996


                 As Amended and Restated as of February 26, 1998


                                      Among


                             SOFTBANK HOLDINGS INC.,


                 THE BANKS LISTED ON THE SIGNATURE PAGES HEREOF,


                         THE BANK OF NEW YORK, as Agent


                                       and


                                 THE GUARANTORS





                                   Arranged by
                            BNY Capital Markets, Inc.





================================================================================

                               TABLE OF CONTENTS


                                                                          Page


                                   ARTICLE 1

                                CREDIT FACILITY

Section 1.01   Commitment to Lend............................................1
               (a)   RC Loans................................................1
               (b)   Swing Loans.............................................1
Section 1.02   Manner of Borrowing...........................................2
               (a)   RC Loans................................................2
               (b)   Swing Loans.............................................3
Section 1.03   Interest......................................................3
               (a)   Rates...................................................3
               (b)   Payment.................................................4
               (c)   Conversion and Continuation.............................4
Section 1.04   Repayment.....................................................5
               (a)   RC Loans................................................5
               (b)   Swing Loans.............................................5
Section 1.05   Prepayments...................................................6
               (a)   Optional Prepayments....................................6
               (b)   Asset Disposition Mandatory Prepayments.................6
               (c)   Default Mandatory Prepayments and Fundings..............7
               (d)   Capital Securities Transfer Mandatory Prepayment........8
               (e)   Application to Types of Loans...........................8
Section 1.06   Limitation on Types of  Loans.................................8
Section 1.07   Reduction of Commitments......................................8
Section 1.08   Commitment Fees...............................................9
Section 1.09   Computation of Interest and Fees..............................9
Section 1.10   Evidence of Indebtedness......................................9
Section 1.11   Payments by the Borrower......................................9
               (a)    Time, Place and Manner.................................9
               (b)   No Reductions..........................................10
               (c)   Extension of Payment Dates.............................10
Section 1.12   Distribution of Payments by the Agent........................10
Section 1.13   Taxes........................................................11
               (a)    Taxes Payable by the Borrower.........................11
               (b)   Taxes Payable by the Agent or any Bank.................11
               (c)   Limitations............................................11
Section 1.14   Pro Rata Treatment...........................................12

                                   ARTICLE 2

                CONDITIONS TO RESTATED AGREEMENT DATE AND LOANS

Section 2.01   Conditions to Effectiveness of Agreement.....................12
Section 2.02   Conditions to Each Loan......................................15

                                   ARTICLE 3

                    CERTAIN REPRESENTATIONS AND WARRANTIES

Section 3.01   Organization; Power; Qualification...........................16
Section 3.02   Subsidiaries.................................................16
Section 3.03   Authorization; Enforceability; Required Consents;
               Absence of Conflicts.........................................16
Section 3.04   Existing Indebtedness and Investments........................17
Section 3.05   Taxes........................................................17
Section 3.06   Litigation...................................................18
Section 3.07   Burdensome Provisions........................................18
Section 3.08   No Adverse Change or Event...................................18
Section 3.09   Additional Adverse Facts.....................................18
Section 3.10   Guarantors and Subordinators.................................18

                                   ARTICLE 4

                               CERTAIN COVENANTS

Section 4.01   Preservation of Existence and Properties, Scope of
               Business, Compliance with Law, Payment of
               Taxes and Claims, Preservation of Enforceability.............19
Section 4.02   Insurance....................................................19
Section 4.03   Use of Proceeds..............................................20
Section 4.04   Additional Wholly Owned Subsidiaries.........................20
Section 4.05   Indebtedness.................................................20
Section 4.06   Guaranties...................................................20
Section 4.07   Liens........................................................21
Section 4.08   Restricted Payments..........................................21
Section 4.09   Merger or Consolidation......................................21
Section 4.10   Disposition of Assets........................................21
Section 4.11   Investments..................................................22
Section 4.12   Benefit Plans................................................22
Section 4.13   Transactions with Affiliates.................................22
Section 4.14   Issuance or Disposition of Capital Securities................23
Section 4.15   Subordinated Indebtedness; InterCompany Indebtedness.........23
Section 4.16   Hedges and Swaps.............................................24
Section 4.17   Limitation on Restrictive Covenants..........................24
Section 4.18   Ratio of  Indebtedness to Borrower Group EBITDA..............24
Section 4.19   Dissolution of Forums L.P....................................24

                                   ARTICLE 5

                                  INFORMATION

Section 5.01   Information to Be Furnished..................................25
               (a)   Quarterly Financial Statements.........................25
               (b)   Year-End Financial Statements; Accountants'
                     Certificate............................................25
               (c)   Officer's Certificate as to Financial Statements and
                     Defaults...............................................25
               (d)   Requested Information..................................26
               (e)   Notice of Defaults, Material Adverse
                     Changes and Other Matters..............................26
Section 5.02   Accuracy of Financial Statements and Information.............27
               (a)   Financial Statements...................................27
               (b)   Other Information......................................27
Section 5.03   Additional Covenants Relating to Disclosure..................27
               (a)   Accounting Methods and Financial Records...............27
               (b)   Visits, Inspections and Discussions....................28
Section 5.04   Authorization of Third Parties to Deliver
               Information and Discuss Affairs..............................28

                                   ARTICLE 6

                                    DEFAULT

Section 6.01   Events of Default............................................28
Section 6.02   Remedies upon Event of Default...............................32

                                   ARTICLE 7

                     ADDITIONAL CREDIT FACILITY PROVISIONS

Section 7.01   Mandatory Suspension and Conversion of
               Eurodollar Rate Loans........................................32
Section 7.02   Regulatory Changes...........................................33
Section 7.03   Capital Requirements.........................................34
Section 7.04   Funding Losses...............................................34
Section 7.05   Certain Determinations.......................................34
Section 7.06   Change of Lending Office.....................................34

                                   ARTICLE 8

                                   THE AGENT

Section 8.01   Appointment and Powers.......................................35
Section 8.02   Limitation on Agent's Liability..............................35
Section 8.03   Defaults.....................................................36
Section 8.04   Rights as a Bank.............................................36
Section 8.05   Indemnification..............................................36
Section 8.06   Non-Reliance on Agent and Other Banks........................37
Section 8.07   Execution and Amendment of Loan Documents on
               Behalf of the Banks..........................................37

Section 8.08   Resignation of the Agent.....................................37

                                   ARTICLE 9

                                  GUARANTEES

Section 9.01   Guaranty of Payment..........................................37
Section 9.02   Limitation on Guaranty.......................................38
Section 9.03   Continuance and Acceleration of Guaranteed
               Obligations upon Certain Events..............................38
Section 9.04   Recovered Payments...........................................39
Section 9.05   Evidence of Guaranteed Obligations...........................39
Section 9.06   Binding Nature of Certain Adjudications......................39
Section 9.07   Nature of Guarantor's Obligations............................39
Section 9.08   No Release of Guarantor......................................39
Section 9.09   Certain Waivers..............................................40
Section 9.10   Additional Guarantors........................................40

                                  ARTICLE 10

                                 MISCELLANEOUS

Section 10.01  Notices and Deliveries.......................................40
               (a)    Manner of Delivery....................................40
               (b)   Addresses..............................................40
               (c)   Effectiveness..........................................42
               (d)   Reasonable Notice......................................43
Section 10.02  Expenses; Indemnification....................................43
Section 10.03  Amounts Payable Due upon Request for Payment.................44
Section 10.04  Remedies of the Essence......................................44
Section 10.05  Rights Cumulative............................................44
Section 10.06  Disclosures..................................................44
Section 10.07  Amendments; Waivers..........................................45
Section 10.08  Set-Off; Suspension of Payment and Performance...............45
Section 10.09  Sharing of Recoveries........................................45
Section 10.10  Assignments and Participations...............................46
               (a)    Assignments...........................................46
               (b)   Participation..........................................47
Section 10.11  Governing Law................................................48
Section 10.12  Judicial Proceedings; Waiver of Jury Trial...................48
Section 10.13  LIMITATION OF LIABILITY......................................48
Section 10.14  Reference Banks..............................................48
Section 10.15  Severability of Provisions...................................49
Section 10.16  Counterparts.................................................49
Section 10.17  Survival of Obligations......................................49
Section 10.18  Entire Agreement.............................................49
Section 10.19  Successors and Assigns.......................................49

                                  ARTICLE 11

                                INTERPRETATION

Section 11.01  Defined Terms................................................49
Section 11.02  Other Interpretive Provisions................................67
Section 11.03  Accounting Matters...........................................69
Section 11.04  Representations and Warranties...............................69
Section 11.05  Captions.....................................................69
Section 11.06  Interpretation of Related Documents..........................69




ANNEX A              BANKS, LENDING OFFICES AND NOTICE ADDRESSES

Schedule 1.02(a)     NOTICE OF BORROWING
Schedule 1.03(c)     NOTICE OF CONVERSION OR CONTINUATION
Schedule 1.05        NOTICE OF PREPAYMENT
Schedule 2.01(a)(i)  CERTIFICATE AS TO RESOLUTIONS, ETC.
                     Annex A  RESOLUTIONS OF BOARD OF DIRECTORS
                     Annex A-1        RESOLUTIONS OF SHAREHOLDERS
Schedule 3.02        SCHEDULE OF SUBSIDIARIES
Schedule 3.03        SCHEDULE OF REQUIRED CONSENTS AND GOVERNMENTAL APPROVALS
Schedule 3.04        SCHEDULE OF PUBLIC DEBT OF SOFTBANK CORP.
Schedule 3.06        SCHEDULE OF MATERIAL LITIGATION
Schedule 3.09        SCHEDULE OF ADDITIONAL MATERIAL ADVERSE FACTS
Schedule 4.05        SCHEDULE OF EXISTING BORROWER/GUARANTOR/
                     WHOLLY OWNED SUBSIDIARY INDEBTEDNESS
Schedule 4.06        SCHEDULE OF EXISTING GUARANTIES
Schedule 4.07        SCHEDULE OF EXISTING LIENS
Schedule 4.11        SCHEDULE OF EXISTING INVESTMENT
Schedule 4.12        SCHEDULE OF EXISTING BENEFIT PLANS
Schedule 5.01(b)     CERTIFICATE AS TO FINANCIAL STATEMENTS AND DEFAULTS
Schedule 5.02(a)     SCHEDULE OF HISTORICAL FINANCIAL  STATEMENTS
Schedule 9.01        SCHEDULE OF GUARANTORS
Schedule 9.10        FORM OF GUARANTOR SUPPLEMENT
Schedule 10.10(a)    NOTICE OF ASSIGNMENT

EXHIBIT A-I          RC NOTE
EXHIBIT A-II         SWING LOAN NOTE
EXHIBIT B            SUBORDINATION AGREEMENT FORM

                          GUARANTEED CREDIT AGREEMENT

                           Dated as of March 27, 1996

                As Amended and Restated as of February 26, 1998

     SOFTBANK HOLDINGS INC., a Delaware corporation, each of the Guarantors and THE BANK OF NEW YORK, agree that the Guaranteed Credit Agreement among SOFTBANK Holdings Inc., The Bank of New York and the Guarantors dated as of March 27, 1996, as amended and restated as of October 30, 1997, shall be further amended and restated effective, subject to the conditions to effectiveness set forth in
Section 2.01, as of the Restated Agreement Date, to read in its entirety as follows (with certain terms used herein being defined in Article 11):

                                   ARTICLE 1
                                   ---------


                                CREDIT FACILITY
                                ---------------

     Section 1.01  Commitment to Lend.
                   ------------------

          (a)   RC Loans.
                --------

          Upon the terms and subject to the conditions of this Agreement, each Bank agrees to make, from time to time during the period from the Restated Agreement Date through the Termination Date, one or more RC Loans to the Borrower in an aggregate unpaid principal amount not exceeding at any time such Bank's Commitment at such time; provided that no RC Loan shall be made if, after
                                --------
giving effect to the making of such Loan and the simultaneous application of the proceeds thereof, (i) the Exposure of such Bank would exceed the Commitment of such Bank or (ii) the aggregate amount of the Exposures of all of the Banks would exceed the aggregate amount of the Commitments. The aggregate amount of the Commitments on the Restated Agreement Date is $250,000,000. Subject to
Section 1.06 and the other terms and conditions of this Agreement, the RC Loans may, at the option of the Borrower, be made as, and from time to time continued as or converted into, Base Rate or Eurodollar Rate Loans of any permitted Type, or any combination thereof.

          (b)  Swing Loans.
               -----------

          Upon the terms and subject to the conditions of this Agreement, the Swing Line Bank shall, for its own account, make one or more Swing Loans to the Borrower; provided that no Swing Loan shall be made if, after giving effect to
          --------
the making of such Loan and the simultaneous application of the proceeds thereof
(i) the aggregate principal amount of outstanding Swing Loans would exceed the Swing Line Sublimit or (ii) the aggregate amount of the Exposures of all of the Banks would exceed the aggregate amount of the Commitments. Swing Loans may only be made and continued as Base Rate Loans or Agreed Rate Loans. The Swing Line Sublimit is $25,000,000.


     Section 1.02  Manner of Borrowing.
                   -------------------


          (a)  RC Loans.
               --------

          With respect to RC Loans:


     (i) The Borrower shall give the Agent notice (which shall be irrevocable) no later than, in the case of a Base Rate Loan, 10:00 a.m. on the requested date for the making of such Loan and, in the case of a Eurodollar Rate Loan, 11:00 a.m. on the third Eurodollar

Business Day before the requested date for the making of such Loan. Each such notice shall be in the form of Schedule 1.02(a) and shall specify (A) the
                               ----------------
requested date for the making of the requested Loan, which shall be, in the case of a Base Rate Loan, a Business Day and, in the case of a Eurodollar Rate Loan, a Eurodollar Business Day, (B) the Type or Types of Loans requested and (C) the amount of each such Type of Loan, the aggregate of which amounts for all Types of Loans requested shall be not less than (1) in the case of Eurodollar Rate Loans $5,000,000 or any integral multiple of $5,000,000 in excess thereof and
(2) in the case of Base Rate Loans the lesser of $1,000,000 or any integral multiple of $1,000,000 in excess thereof, and the aggregate amount of the unused Commitments. Upon receipt of any such notice, the Agent shall promptly notify each Bank of the contents thereof and the amount and Type of Loan to be made by such Bank. Each Loan so requested shall be disbursed by the Agent not later than 2:00 p.m. on the requested date therefor in Dollars in funds immediately available to the Borrower by credit to an account of the Borrower at the Agent's Office or in such other manner as may have been specified in the applicable notice and as shall be acceptable to the Agent.



   (ii) On each requested date for the making of RC Loans, each Bank shall, if it has received the notice contemplated by Section 1.02(a)(i) on or prior to (A) in the case of Eurodollar Rate Loans, its close of business on the third Eurodollar Business Day before such requested date and (B) in the case of Base Rate Loans, 11:00 a.m. on such requested date, make available to the Agent, not later than (x) in the case of Eurodollar Rate Loans, 11:00 a.m. and (y) in the case of Base Rate Loans, 1:00 p.m., in Dollars in funds immediately available to the Agent at the Agent's Office, the RC Loans to be made by such Bank on such requested date. Any Bank's failure to make any RC Loan to be made by it on the requested date therefor shall not relieve any other Bank of its obligation to make any Loan to be made by such other Bank on such date, but such other Bank shall not be liable for such failure.



   (iii) Unless the Agent shall have received notice from a Bank prior to (A) in the case of Eurodollar Rate Loans, 10:00 a.m., and (B) in the case of Base Rate Loans, 12:00 noon, on the requested date for the making of any RC Loans that such Bank will not make available to the Agent the RC Loans requested to be made by such Bank on such date, the Agent may assume that such Bank has made such RC Loans available to the Agent on such date in accordance with Section 1.02(a)(ii) and the Agent in its sole discretion may, in reliance upon such assumption, make available to the Borrower (or, in the case of RC Loans requested pursuant to Section 1.04(b) or Section 1.05(c)(i), to the Swing Line
Bank) on such date a corresponding amount on behalf of such Bank. If and to the extent such Bank shall not have so made available to the Agent the RC Loans requested to be made by such Bank on such date and the Agent shall have so made available to the Borrower a corresponding amount on behalf of such Bank, such Bank shall, on demand, pay to the Agent such corresponding amount together with interest thereon, for each day from the date such amount shall have been so made available by the Agent to the Borrower until the date such amount shall have been repaid to the Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate. If such Bank does not pay such corresponding amount promptly upon the Agent's demand therefor, the Agent shall promptly notify the Borrower and the Borrower shall immediately repay such corresponding amount to the Agent together with accrued interest thereon at the applicable rate or rates provided in Section 1.03(a).

          (b)  Swing Loans.
               -----------

          With respect to Swing Loans:



     (i) The Borrower shall give the Agent and, if the Swing Line Bank is a Bank that is not the Agent, the Swing Line Bank notice (which shall be irrevocable) no later than 1:00 p.m. on the requested date for the making of a Swing Loan. Each such notice shall specify (A) the amount of the requested Swing Loan, which amount shall be not less than the lesser of (1) $100,000 or any integral multiple of $100,000 in excess thereof and (2) the Swing Line Availability on the requested date for the making of such Swing Loan, (B) whether such Swing Loan shall be an Agreed Rate Loan or a Base Rate Loan and (C) if such Swing Loan shall be an Agreed Rate Loan, the number of days (which shall not be more than five Business Days) that the Agreed Rate for such Swing Loan is to obtain (the "Agreed Rate Interest Period"). Such notice may be by telephone, confirmed by telecopy on the date of the making of the requested Swing Loan. If the Borrower and the Swing Line Bank do not agree upon a requested Agreed Rate, the requested Swing Loan shall be made as a Base Rate Loan, unless the Borrower withdraws the request for such Swing Loan. Upon the expiration of an Agreed Rate Interest Period, the Swing Loan in question shall be continued, subject to Section 1.04(b), as a Base Rate Loan.



   (ii) Swing Loans shall be disbursed by the Swing Line Bank not later than 4:30 p.m. on the requested date therefor in Dollars in funds immediately available to the Borrower by credit to an account of the Borrower at the Swing Line Bank's Office, or in such other manner as may have been specified in the applicable notice and as shall be acceptable to the Swing Line Bank.

     Section 1.03  Interest.
                   --------

          (a)  Rates.
               -----

          (i)  RC Loans.
               --------

         Each RC Loan shall bear interest on the outstanding principal amount thereof until due at a rate per annum equal to (A) so long as it is a Base Rate Loan, the Base Rate as in effect from time to time plus the applicable Base Rate Margin and (B) so long as it is a Eurodollar Rate Loan, the applicable Adjusted Eurodollar Rate plus the applicable Eurodollar Rate Margin.

               (ii)  Swing Loans.
                     -----------

         Each Swing Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate as in effect from time to time plus the applicable Base Rate Margin or, if the Borrower and the Swing Line Bank shall have agreed upon an Agreed Rate with respect to such Swing Loan, such Agreed Rate; provided that upon the earliest of (A) the fifth Business Day after
             --------
the date such Swing Loan was made, (B) the expiration of an Agreed Rate Interest Period and (C) a Bankruptcy Default, any such Swing Loan shall cease to bear interest at the Agreed Rate and shall bear interest at the Base Rate as in effect from time to time plus the applicable Base Rate Margin.

               (iii)  Post-Default Rate.
                      -----------------

         During an Event of Default (which is such by virtue of clause (a) of Section 6.01 and whether before or after judgment), each Loan (whether or not due) and, to the maximum extent permitted by Applicable Law, all other amounts of interest and fees due and payable under the Borrower Loan Documents, shall bear interest at a rate per annum equal to the applicable Post-Default Rate.

          (b)  Payment.
               -------

          Interest shall be payable, (i) in the case of Base Rate Loans that are RC Loans, on each Interest Payment Date, (ii) in the case of Eurodollar Rate Loans, on the last day of each applicable Interest Period (and, if an Interest Period is longer than three months, at intervals of three months after the first day of such Interest Period) and (iii) in the case of any Loan, when such Loan shall be due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) or converted, but only to the extent then accrued on the amount then so due or converted. Interest at the Post-Default Rate shall be payable on demand.

          (c)  Conversion and Continuation.
               ---------------------------


   (i) All or any part of the principal amount of RC Loans of any Type may, on any Business Day, be converted into any other Type or Types of RC Loans, except that (A) Eurodollar Rate Loans may be converted only on the last day of an applicable Interest Period and (B) Base Rate Loans may be converted into Eurodollar Rate Loans only on a Eurodollar Business Day.


   (ii) Each RC Loan that is a Base Rate Loan shall continue as a Base Rate Loan unless and until such Loan is converted into an RC Loan of another Type. Each RC Loan that is a Eurodollar Rate Loan of any Type shall continue as a Loan of such Type until the end of the then current Interest Period therefor, at which time it shall be automatically converted into a Base Rate Loan unless the Borrower shall have given the Agent notice in accordance with Section 1.03(c) requesting either that such Loan continue as a Loan of such Type for another Interest Period or that such Loan be converted into a Loan of another Type at the end of such Interest Period.



  (iii) Notwithstanding anything to the contrary contained in Section 1.03(c)(i) or (ii), during a Default, the Agent may notify the Borrower that RC Loans may only be converted into or continued as RC Loans of certain specified Types and, thereafter, until no Default shall continue to exist, RC Loans may not be converted into or continued as RC Loans of any Type other than one or more of such specified Types.



  (iv) The Borrower shall give the Agent notice (which shall be irrevocable) of each conversion of an RC Loan or continuation of an RC Loan that is a Eurodollar Rate Loan no later than, in the case of a conversion into a Base Rate Loan, 12:00 noon on the Business Day, and, in the case of a conversion into or continuation of an RC Loan that is a Eurodollar Rate Loan, 11:00 a.m. on the third Eurodollar Business Day before the requested date of such conversion or continuation. Each notice of conversion or continuation shall be in the form of

Schedule 1.03(c)(i) and shall specify (A) the requested date of such conversion
-------------------
or continuation, (B) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of each Loan to be converted or continued and (C) the amount and Type or Types of Loans into which such Loans are to be converted. Upon receipt of any such notice, the Agent shall promptly notify each Bank of (x) the contents thereof, (y) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of each Loan to be converted or continued by such Bank and (z) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued.

     Section 1.04  Repayment.
                   ---------

          (a)  RC Loans.__
               --------

          The RC Loans shall mature and become due and payable, and shall be repaid by the Borrower, in full on the Termination Date.

          (b)  Swing Loans.
               -----------

          Each Swing Loan shall become due and payable, and shall be repaid by the Borrower, in full on the earlier of (i) the date that is five Business Days after the date that such Swing Loan was made and (ii) the Termination Date. Except in the case of a Swing Loan maturing on the Termination Date, if, on or prior to the maturity of a Swing Loan, the Borrower shall not have requested either an RC Loan pursuant to Section 1.02(a) hereof or a Swing Loan pursuant to
Section 1.02(b) hereof, the maturity of such Swing Loan pursuant to this Section 1.04(b) shall (i) be deemed to constitute a notice under Section 1.02(a) requesting RC Loans in an amount equal to such Swing Loan be made by the Banks (including the Swing Line Bank) and that such Loans be Base Rate Loans, (ii) have the same force and effect as a notice from the Borrower under such Section and (iii) be subject to all the terms and conditions of Section 1.02(a), except that (A) the requirement (1) to deliver a notice in the form of Schedule 1.02(a)
                                                                ----------------
and (2) that the aggregate amount of Loans be not less than $500,000 shall not apply and (B) the conditions to borrowing specified in Section 2.02 (other than that a Bankruptcy Default shall not exist) shall not apply.

     Section 1.05  Prepayments.
                   -----------

          (a)   Optional Prepayments.
                --------------------

          The Borrower may, at any time and from time to time, prepay the Loans in whole or in part, without premium or penalty, except that any partial prepayment shall be in an aggregate principal amount of at least (i) in the case of Eurodollar Rate Loans and Base Rate Loans that are not Swing Loans, $1,000,000 or any integral multiple of $1,000,000 in excess thereof and (ii) in the case of Swing Loans $100,000 or any integral multiple of $100,000 in excess thereof, and any prepayment of a Eurodollar Rate Loan or a Swing Loan that is an Agreed Rate Loan shall be subject to Section 7.04. The Borrower shall give the Agent and, in the case of prepayments of Swing Loans, if the Swing Line Bank is not the Agent, the Swing Line Bank, notice of each prepayment of a Loan no later than 10:00 a.m. on, in the case of a prepayment of Base Rate Loans and Swing Loans, the Business Day, and, in the case of a prepayment of Eurodollar Rate Loans, the third Eurodollar Business Day, before the date of such prepayment. Each notice of prepayment of a Loan shall be in the form of Schedule 1.05 and
                                                            -------------
shall specify (i) whether the Loans to be prepaid are RC Loans or Swing Loans,
(ii) the date such prepayment is to be made, (iii) in the case of RC Loans, the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of each Loan to be prepaid and (iv) in the case of Swing Loans, the amount and, in the case of Agreed Rate Loans, the last day of its applicable Agreed Rate Interest Period of such Swing Loan to be prepaid. Upon receipt of any such notice, other than a notice of prepayment of Swing Loans, the Agent shall promptly notify each Bank of the contents thereof and the amount and Type and, in the case of a Eurodollar Rate Loan, the last day of the applicable Interest Period of each Loan of such Bank to be prepaid. Amounts to be prepaid shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in
Section 1.03(b).

          (b) Asset Disposition Mandatory Prepayments.
              ---------------------------------------

          In the event of any disposition (whether voluntary or involuntary) of any asset of the Borrower or any Guarantor (other than dispositions to which Section 4.10 is not applicable) the Commitments shall be reduced in an amount equal to the Net Cash Proceeds of such disposition and the Borrower shall prepay the principal amount of the Loans that is in excess of the aggregate amount of the Commitments as so reduced. The Commitments shall be reduced and any Loans to be prepaid shall be prepaid at the time or times that Net Cash Proceeds from such disposition are paid.

          (c) Default Mandatory Prepayments and Fundings.
              ------------------------------------------

                (i)   Default Mandatory Prepayments of Swing Loans.
                      --------------------------------------------

         If any Default other than a Bankruptcy Default exists, the Swing Line Bank may request that outstanding Swing Loans be refunded by delivering to the Agent and the Borrower on a Business Day a request to that effect, specifying the principal amount of outstanding Swing Loans. Such a request shall (A) be deemed to constitute a notice under Section 1.02(a) requesting RC Loans in an amount equal to the outstanding Swing Loans be made by the Banks (including the Swing Line Bank) and that such Loans be Base Rate Loans, (B) have the same force and effect as a notice from the Borrower under such Section and (C) be subject to all the terms and conditions of Section 1.02(a), except that (1) the requirement (aa) to deliver a notice in the form of Schedule 1.02(a) and (bb)
                                                    ----------------
that the aggregate amount of Loans be not less than the amount specified in
Section 1.02(a) for the applicable Type of Loan shall not apply and (2) the conditions to borrowing specified in Section 2.02 (other than that a Bankruptcy Default shall not exist) shall not apply.

               (ii) Default Mandatory Fundings of Participations in Swing Loans.
                    -----------------------------------------------------------

(A) During a Bankruptcy Default, upon request (which shall relate to all Swing Loans then outstanding) by the Swing Line Bank on a Business Day, each Bank shall purchase from the Swing Line Bank, without recourse or warranty (except that such outstanding Swing Loans in fact were made in accordance with Section 1.01(b)(i), and are not subject to any Liens arising out of any act of the Swing Line Bank), a participation in the Swing Loans then outstanding by paying to the Swing Line Bank, in Dollars immediately available to the Swing Line Bank at the Swing Line Bank's Office, an amount equal to such Bank's Pro Rata Share of the principal amount of such Swing Loans, with such payment being due on the day such request is made, if such request is made prior to 2:00 p.m. on such day, or if such request is made after 2:00 p.m. on the next Business Day (the "Participation Payment Date"). Such participation shall constitute an undivided interest and participation in the principal amount of Swing Loans then outstanding and in interest that accrues thereon after the Participation Payment Date. The Swing Line Bank shall, upon the request of a Bank, furnish to such Bank a participation certificate evidencing any participation purchased by such Bank pursuant to this Section 1.05. If any Bank does not pay any amount which it is required to pay to the Swing Line Bank pursuant to this Section 1.05(c)(ii)(A) when due, the Swing Line Bank shall be entitled to recover such amount from such Bank, together with interest thereon for each day from the Participation Payment Date until the date such amount shall be paid to the Swing Line Bank, at the Federal Funds Rate until (and including) the third Business Day after the Participation Payment Date and thereafter at the Base Rate.

          (B) Whenever, at any time after the Swing Line Bank has received from any Bank payment in accordance with Section 1.05(c)(ii)(A) for its participation in a Swing Loan, the Swing Line Bank receives any payment attributable to the principal of, or interest accrued after the Participation Payment Date on, such Swing Loan, the Swing Line Bank will promptly distribute to such Bank its share thereof; provided, that in the event that any such payment received by the Swing
         --------
Line Bank shall be required to be returned by the Swing Line Bank, for any reason, such Bank shall return to the Swing Line Bank the portion thereof previously distributed by the Swing Line Bank to it, but without interest (unless the Swing Line Bank is required to pay interest on the amount so returned, in which case such Bank shall be required to pay interest at a like rate). Payments received after the Participation Payment Date by the Swing Line Bank on account of Swing Line Loans shall be applied first to the payment of interest accrued thereon prior to the Participation Payment Date.

               (iii)  Obligations of Banks Absolute and Unconditional.
                      -----------------------------------------------

          The obligation of each Bank to make an RC Loan to repay Swing Loans as contemplated by Section 1.05(c)(i) and to purchase and fund its participation in Swing Loans as contemplated by Section 1.05(c)(ii) shall be absolute and unconditional.

          (d) Capital Securities Transfer Mandatory Prepayment.
              ------------------------------------------------

          In the event that the Borrower transfers any Capital Securities to ZD Inc. in a transaction to which Section 4.14 is not applicable by virtue of clause (d) of such Section, the Commitments shall be reduced in an amount equal to the Net Cash Proceeds of the public offering referred to in such clause (d) and the Borrower shall prepay the principal amount of the Loans that is in excess of the aggregate amount of the Commitments as so reduced. Such amounts shall be prepaid and the Commitments shall be reduced at the time or times that Net Cash Proceeds from such public offering are paid to the Person entitled thereto.

          (e)  Application to Types of Loans.
               -----------------------------

          Amounts prepaid pursuant to Section 1.05(b) shall be applied to prepay, first, Swing Loans, second, RC Loans that are Base Rate Loans and,
        -----               ------
third, RC Loans that are Eurodollar Rate Loans in the order that the Agreed Rate
-----
Interest Period or Interest Periods, as applicable, for such Loans ends.
Amounts to be prepaid pursuant to Section 1.05(b) shall be paid on the day or within the time period specified therefor, whether or not such payment would require a prepayment of Eurodollar Rate Loans prior to the last day of an applicable Interest Period or would result in losses, costs or expenses compensable under Section 7.04.

     Section 1.06  Limitation on Types of  Loans.
                   -----------------------------

     Notwithstanding anything to the contrary contained in this Agreement, the Borrower shall borrow, prepay, convert and continue RC Loans in a manner such that (a) the aggregate principal amount of Eurodollar Rate Loans of the same Type and having the same Interest Period shall at all times be not less than $5,000,000, (b) there shall not be, at any one time, more than six Interest Periods in effect with respect to Eurodollar Rate Loans of all Types and (c) no payment of a Eurodollar Rate Loan will have to be made prior to the last day of an applicable Interest Period in order to repay the Loans on (subject to Section 1.11(c)) the Termination Date.

     Section 1.07  Reduction of Commitments.
                   ------------------------

     The Borrower may reduce the Commitments by giving the Agent notice (which shall be irrevocable) thereof no later than 10:00 a.m. on the third Business Day before the requested date of such reduction, except that no partial reduction of the Commitments shall be in an aggregate amount less than $10,000,000 or any integral multiple of $500,000 in excess thereof. Upon receipt of any such notice, the Agent shall promptly notify each Bank of the contents thereof and the amount to which such Bank's Commitment is to be reduced.

     Section 1.08  Commitment Fees.
                   ---------------

     The Borrower shall pay to the Agent for the account of each Bank a commitment fee on the daily amount by which such Bank's Commitment exceeds the aggregate principal amount of its RC Loans for each day from the Restated Agreement Date through the Termination Date at a rate per annum of (a) on or prior to May 15,

1998, 0.200%, (b) on or after May 16, 1998, and on or before June 15, 1998, 0.250% and (c) thereafter, 0.375%, payable on successive Interest Payment Dates, on the Termination Date and on the date of any reduction of such Commitments (to the extent accrued and unpaid on the amount of such reduction).

     Section 1.09  Computation of Interest and Fees.
                   --------------------------------

     Interest on Eurodollar Rate Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. Interest on Base Rate Loans and, unless otherwise agreed by the Borrower and the Agent, Agreed Rate Loans and the commitment fee shall be computed on the basis of a year of 365 or 366 days, as applicable, and paid for the actual number of days elapsed. Interest for any period shall be calculated from and including the first day thereof to but excluding the last day thereof.

     Section 1.10  Evidence of Indebtedness.
                   ------------------------

     Each Bank's Loans (including the Swing Line Bank) and the Borrower's obligation to repay such Loans with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of such Bank and, in the case of RC Loans, a single RC Note payable to the order of such Bank and, in the case of Swing Loans, a Swing Loan Note payable to the order of the Swing Line Bank. The records of each Bank shall be prima facie evidence of such Bank's Loans and accrued interest thereon and of all payments made in respect thereof.

     Section 1.11  Payments by the Borrower.
                   ------------------------

          (a)  Time, Place and Manner.
               ----------------------

          All payments due to the Agent under the Borrower Loan Documents shall be made to the Agent at the Agent's Office or at such other address as the Agent may designate by notice to the Borrower. All payments due to any Bank under the Borrower Loan Documents shall, in the case of payments by the Borrower on account of principal of or interest on the Loans (including Swing Loans, so long as the Bank that is the Swing Line Bank is also the Agent) or fees be made to the Agent at the Agent's Office and in the case of all other payments (including payments of principal of, and interest on, Swing Loans, if the Bank that is the Swing Line Bank is not the Agent), be made directly to such Bank at its Domestic Lending Office or such other address as the Bank may designate. All payments due to any Bank under the Borrower Loan Documents, whether made to the Agent or directly to such Bank, shall be made for the account of, in the case of payments in respect of Eurodollar Rate Loans, such Bank's Eurodollar Lending Office and, in the case of all other payments, such Bank's Domestic Lending Office. A payment shall not be deemed to have been made on any day unless such payment has been received by the required Person, at the required place of payment, in Dollars in funds immediately available to the Agent at such place, no later than 12:00 noon on such day.

          (b)  No Reductions.
               -------------

          All payments due to the Agent or any Bank under the Borrower Loan Documents, and all other terms, conditions, covenants and agreements to be observed and performed by the Borrower thereunder, and all payments due to the Swing Line Bank by a Bank, shall be made, observed or performed by the Borrower or such Bank, as the case may be, without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax, except in the case of payments by the Borrower, subject to Section 1.13, for any withholding or deduction for Taxes required to be withheld or deducted under Applicable Law; provided that no payment by any Person to another Person shall constitute a waiver or release by the Person making such payment of any right it may have against the Person receiving such payment.

          (c)  Extension of Payment Dates.
               --------------------------

          Whenever any payment to the Agent or any Bank under the Borrower Loan Documents would otherwise be due (except by reason of acceleration) on a day that is not a Business Day, or, in the case of payments of the principal of Eurodollar Rate Loans, a Eurodollar Business Day, such payment shall instead be due on the next succeeding Business or Eurodollar Business Day, as the case may be, unless, in the case of a payment of the principal of a Eurodollar Rate Loan, such extension would cause payment to be due in the next succeeding calendar month, in which case such due date shall be advanced to the next preceding Eurodollar Business Day. If the date any payment under the Borrower Loan Documents is due is extended (whether by operation of any Borrower Loan Document, Applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder.

     Section 1.12  Distribution of Payments by the Agent.
                   -------------------------------------



   (a) The Agent shall promptly distribute to each Bank its ratable share of each payment received by the Agent under the Loan Documents for the account of the Banks by credit to an account of such Bank at the Agent's Office or by wire transfer to an account of such Bank at an office of any other commercial bank located in the United States.



   (b) Unless the Agent shall have received notice from the applicable Loan Party prior to the date on which any payment is due to the Banks under the Loan Documents that such Loan Party will not make such payment in full, the Agent may assume that such Loan Party has made such payment in full to the Agent on such date and the Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Bank on such due date a corresponding amount with respect to the amount then due such Bank. If and to the extent such Loan Party shall not have so made such payment in full to the Agent and the Agent shall have so distributed to any Bank a corresponding amount, such Bank shall, on demand, repay to the Agent the amount so distributed together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate.

     Section 1.13  Taxes.
                   -----

          (a)  Taxes Payable by the Borrower.
               -----------------------------

          If under Applicable Law any Tax is required to be withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment to the Agent or any Bank under the Loan Documents, the Borrower (A) shall (1), if so required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with Applicable Law and (2) indemnify the Agent or such Bank in accordance with the provisions of Section 10.02(a) against its failure so to do and (B) shall pay to the Agent or such Bank such additional amounts as may be necessary so that the net amount received by the Agent or such Bank with respect to such payment, after withholding or deducting all Taxes required to be withheld or deducted, is equal to the full amount payable under the Loan Documents less any Bank Taxes required to be withheld or deducted, or otherwise payable by the Borrower. If any Tax is withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment payable to any Bank under the Loan Documents, the Borrower shall, as soon as possible after the date of such payment, furnish to the Agent or such Bank the original or a certified copy of a receipt for such Tax from the applicable taxing authority. If any payment due to the Agent or any Bank under the Loan Documents is or is expected to be made without withholding or deducting therefrom, or otherwise paying in connection therewith, any Tax payable to any taxing authority, the Borrower shall, within 30 days after any request from the Agent, furnish to the Agent a certificate from such taxing authority, or an opinion of counsel acceptable to the Agent, in either case stating that no Tax payable to such taxing authority was or is, as the case may be, required to be withheld or deducted from, or otherwise paid by the Borrower in connection with, such payment.

          (b) Taxes Payable by the Agent or any Bank.
              --------------------------------------

          The Borrower shall, promptly upon request by the Agent or any Bank for the payment thereof, pay to the Agent or such Bank (A) all Taxes (other than Bank Taxes) payable by the Agent or such Bank with respect to any payment due to the Agent or such Bank under the Loan Documents and (B) all Taxes payable by the Agent or such Bank as a result of payments made by the Borrower (whether made to a taxing authority or to the Agent or such Bank) pursuant to this Section 1.13(b).

          (c)  Limitations.
               -----------

     Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to pay any additional amount in respect of withholding taxes pursuant to this Section 1.13 to any Bank (A) in respect of any Bank Tax,
(B) except to the extent such Taxes are required to be withheld as a result of
(1) in the case of a Person that is a Bank on the Effective Date, a Regulatory Change Enacted after the Effective Date and (2) in the case of a Person that becomes a Bank after the Effective Date, a Regulatory Change Enacted after such Person becomes a Bank, or (C) to the extent such withholding is required because such Bank has failed to submit any form or certificate that it is entitled to so submit under Applicable Law.

     Section 1.14  Pro Rata Treatment.
                   ------------------

     Except to the extent otherwise provided herein, (a) RC Loans of each Type to be made on any day shall be made by the Banks pro rata in accordance with their respective Commitments, (b) RC Loans of the Banks shall be converted and continued pro rata in accordance with their respective amounts of RC Loans of the Type and, in the case of Eurodollar Rate Loans, having the Interest Period being so converted or continued, (c) each reduction in the Commitments shall be made pro rata in accordance with the respective amounts thereof and (d) each payment of the principal of or interest on the Loans or of fees shall be made for the account of the Banks pro rata in accordance with the respective amounts thereof then due and payable.

                                   ARTICLE 2
                                   ---------


                CONDITIONS TO RESTATED AGREEMENT DATE AND LOANS
                -----------------------------------------------

     Section 2.01  Conditions to Effectiveness of Agreement.
                   ----------------------------------------

     This Agreement, as amended and restated as of the Restated Agreement Date, and the rights and obligations of the parties hereunder shall become effective upon the determination by (x) in the case of clauses (e), (f) and (h), the Agent, (y) in the case of clauses (h) and (i), the Banks (as defined hereunder prior to the amendment and restatement hereof on the Restated Agreement Date) and (z) in all other cases, each Bank, in each case, in its sole and absolute discretion that each of the following conditions has been fulfilled:



    (a) the Agent shall have received each of the following, in form and substance and, in the case of the materials referred to in clauses (i), (ii),
(iv), (v), (vi), (vii), (viii) and (ix), certified in a manner satisfactory to it:



    (i) a certificate of the Secretary, an Assistant Secretary or other officer acceptable to the Agent of the Borrower and each Guarantor, dated the Restated Agreement Date, substantially in the form of Schedule 2.01(a)(i), to
                                                      -------------
which shall be attached copies of the resolutions and by-laws referred to in such certificate;



    (ii) (A) a copy of the certificate of incorporation of the Borrower and each Guarantor that is a corporation and (B) a copy of the limited partnership agreement of each Guarantor that is a partnership;



    (iii) an opinion of counsel for the Borrower and each Guarantor dated the Restated Agreement Date;



    (iv) a copy of each Governmental Approval and other consent or approval listed on Schedule 3.03;
          -------------



    (v)   completed Schedules 3.02, 3.03, 3.04, 3.06, 3.09, 4.05, 4.06, 4.07,
4.12 and 9.01;



    (vi) a certificate of the Director, the Secretary or an Assistant Secretary of each Subordinator, dated the Effective Date, substantially in the form of
Schedule 2.01(a)(i), to which shall be attached copies of the resolutions, or in
-------------------
the case of MAC Inc. and SOFTBANK Corp. the minutes, and by-laws, or in the case of MAC Inc. and SOFTBANK Corp. the Articles of Incorporation, referred to in such certificate;



    (vii) a copy of the certificate of incorporation of each Subordinator that is a corporation, or in the case of MAC Inc. and SOFTBANK Corp. the Commercial Register, certified, as of a recent date, by the Secretary of State, the Legal Affairs Bureau or other appropriate official of such Subordinator's jurisdiction of incorporation;



    (viii) a good standing certificate with respect to the Borrower and each Loan Party that is a corporation, issued as of a recent date by the Secretary of State or other appropriate official of such Person's jurisdiction of incorporation, together with a telegram from such Secretary of State or other official, updating the information in such certificate;



    (ix) a copy of the partnership agreement of each Subordinator that is a partnership;


    (x)   an opinion of counsel for each Subordinator dated the Effective Date;



    (xi)  a duly executed RC Note to the order of each Bank;

    (xii)  a duly executed Swing Loan Note to the order of the Swing Line Bank;



    (xiii) a duly executed copy of each Subordination Agreement; and



    (xiv)  such additional materials as any Bank may have requested pursuant to
Section 5.01(d);



    (b) all amounts payable pursuant to Section 10.02 for which invoices have been delivered by the Agent to the Borrower on or prior to such date, shall have been paid in full or arrangements satisfactory to the Agent shall have been made to cause them to be paid in full on the Restated Agreement Date.



     (c)   all Affiliate Indebtedness shall constitute Subordinated
Indebtedness;



     (d) the acceptance by CT Corporation System of its appointment as "Process Agent" under each Subordination Agreement that requires such appointment;



    (e) the corporate or partnership structures, as the case may be, of the Borrower and the Guarantors shall be satisfactory to the Agent;



    (f)    the terms and conditions of all Indebtedness set forth on Schedule
                                                                    --------
4.05 of the Borrower and each Guarantor shall be satisfactory to the Agent;
----



    (g) the Agent shall have received copies, certified in a manner satisfactory to it, of all notes, bonds, debentures and other instruments and securities that evidence Indebtedness of the Borrower and each Guarantor listed on Schedule 4.05, and all Contracts under which such Indebtedness is issued or
   -------------
which otherwise relate to such Indebtedness; and



    (h) each Bank (as defined hereunder prior to the amendment and restatement hereof on the Restated Agreement Date) shall have received irrevocable payment in full of all fees payable pursuant to this Agreement (prior to its amendment and restatement on the Restated Agreement Date).

     Except to the extent that the Borrower shall have disclosed information to the contrary in a notice given to the Agent prior to 5:00 p.m. on the Business Day before the Restated Agreement Date, the Borrower shall be deemed to have made a Representation and Warranty as of the Restated Agreement Date that no Default exists under this Agreement (as in effect prior to its amendment and restatement on the Restated Agreement Date) and no Default shall exist under this Agreement (as amended and restated on the Restated Agreement Date) after giving effect to this Agreement on the Restated Agreement Date. No such disclosure by the Borrower shall affect the right of each Bank to not enter into this Agreement.

     Section 2.02  Conditions to Each Loan.
                   -----------------------

     The obligation of each Bank to make each Loan, including its initial Loan (other than, except for a Bankruptcy Default RC Loans to be made pursuant to a request under Section 1.04(b) or Section 1.05(c)(i)), is subject to each of the following conditions:

  (a) such Bank shall have received a notice of or request for a borrowing with respect to such Loan complying with the requirements of Section 1.02;


  (b) each Loan Document Representation and Warranty shall be true and correct at and as of the time such Loan is to be made, both with and without giving effect to such Loan and all other Loans to be made at such time and to the application of the proceeds thereof; and


  (c) no Default shall have occurred and be continuing at the time such Loan is to be made or would result from the making of such Loan and all other Loans to be made at such time or from the application of the proceeds thereof.

     Except to the extent that the Borrower shall have disclosed in the notice of borrowing, or in a subsequent notice given to the Agent prior to 5:00 p.m. on the Business Day before the requested date for the making of the requested Loans, that a condition specified in clause (b) or (c) above will not be fulfilled as of the requested time for the making of such Loans, the Borrower shall be deemed to have made a Representation and Warranty as of the time of the making of such Loans that the conditions specified in such clauses have been fulfilled as of such time. No such disclosure by the Borrower that a condition specified in clause (b) or (c) above will not be fulfilled as of the requested time for the making of the requested Loans shall affect the right of each Bank to not make the Loans requested to be made by it if, in such Bank's determination, such condition has not been fulfilled at such time.

                                   ARTICLE 3
                                   ---------

                     CERTAIN REPRESENTATIONS AND WARRANTIES
                     --------------------------------------

     In order to induce each Bank to enter into this Agreement and to make each Loan requested to be made by it, the Borrower represents and warrants as follows:

     Section 3.01  Organization; Power; Qualification.
                   ----------------------------------

     The Borrower and each Guarantor are corporations or partnerships, duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or formation, have the power and authority to own their respective properties and to carry on their respective businesses as now being and hereafter proposed to be conducted and are duly qualified and in good standing as foreign corporations or organizations, and are authorized to do business, in all jurisdictions in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and could not reasonably be expected to have a Materially Adverse Effect on the Borrower and the Guarantors taken as a whole.

     Section 3.02  Subsidiaries.
                   ------------

     Schedule 3.02 sets forth, as of the Restated Agreement Date, all of the
     -------------
Wholly Owned Subsidiaries, and each direct Subsidiary formed within the United States of America, of the Borrower and each Guarantor, and all of the direct Subsidiaries formed within the United States of America of each such Wholly Owned Subsidiary, their jurisdictions of incorporation or formation and the percentages of the various classes of their Capital Securities owned by the Borrower, a Guarantor or another Subsidiary of the Borrower or a Guarantor. The Borrower, a Guarantor or another Subsidiary of the Borrower or a Guarantor, as the case may be, has the unrestricted right to vote, and (subject to limitations imposed by Applicable Law) to receive dividends and distributions on, all Capital Securities indicated on Schedule 3.02 as owned by the Borrower or such
                                -------------
Subsidiary. All such Capital Securities have been duly authorized and issued and are fully paid and nonassessable.

     Section 3.03  Authorization; Enforceability; Required Consents; Absence of
                   ------------------------------------------------------------
Conflicts.
---------

The Borrower and each Guarantor has the power, and has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder in the unused amount of the Commitments. This Agreement has been, and each of the other Loan Documents to which the Borrower or any Guarantor is a party when delivered to the Agent will have been, duly executed and delivered by the Borrower and each Guarantor that is a party thereto and is, or when so delivered will be, a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with their respective terms by the Borrower and the Guarantors of the Loan Documents to which they are parties, and each borrowing hereunder, whether or not in the amount of the unused Commitments, do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval or any other consent or approval, including any consent or approval of the stockholders or partners, as the case may be, of the Borrower or any Guarantor, other than Governmental Approvals and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect and, in the case of any such required under any Applicable Law or Contract as in effect on the Restated Agreement Date, are listed on Schedule 3.03, or (b) violate,
                                              -------------
conflict with, result in a breach of, constitute a default under or result in or require the creation of any Lien upon any assets of the Borrower or any Guarantor under, (i) any Contract to which the Borrower or any Guarantor is a party or by which the Borrower or any Guarantor or any of their respective properties may be bound or (ii) any Applicable Law.

     Section 3.04  Existing Indebtedness and Investments.
                   -------------------------------------



    (a)   Schedule 4.05 (i) sets forth all Indebtedness of the Borrower and each
          -----------------
Guarantor that is outstanding on the Restated Agreement Date in an original principal amount equal to $1,000,000 or more and that is payable to a single Person or group of Persons that are Affiliates, or that constitutes Indebtedness, issued under an indenture or similar instrument and (ii) identifies each such Person that such Indebtedness is payable to or the indenture or similar instrument under which such Indebtedness was issued.



    (b)   Schedule 3.04 sets forth (i) all public debt of SOFTBANK Corp. that is
          -------------
outstanding on the Restated Agreement Date and (ii) all Indebtedness outstanding on the Restated Agreement Date that, on the Restated Agreement Date, is secured by a Lien on Affiliate Indebtedness.

    (c) Schedule 4.11 sets forth all Investments of the Borrower and the
        -------------
Guarantors outstanding on the Restated Agreement Date.

     Section 3.05  Taxes.
                   -----



    (a) The Borrower and each Guarantor have timely filed all Tax returns required to have been filed by them under Applicable Law (taking into account any extension of time in which to file) except for returns (other than U.S. federal income tax returns) which show or when completed would show a liability for Taxes less than $50,000, (b) all such filed returns correctly reflect the facts concerning the income, business, assets, properties, operations, activities and status of the Borrower and each Guarantor, (c) the Borrower and each Guarantor have timely paid all Taxes (except for Taxes the failure to have paid which does not contravene Section 4.01) that are shown as due on such filed returns or that have been assessed against them and (d) to the extent required by Generally Accepted Accounting Principles, reserved against all Taxes that are payable by it but are not yet due or that are due and payable by it or have been assessed against it but have not yet been paid.

     Section 3.06  Litigation.
                   ----------

     Except as set forth on Schedule 3.06, there are not, in any court or before
                            -------------
any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings pending or threatened (nor, to the knowledge of the Borrower or any Guarantor is there any basis therefor) against or in any other way relating to or affecting (a) the validity or enforceability of any Loan Document or (b) the Borrower or any Guarantor or any of their respective businesses or properties, except actions, suits or proceedings that could not reasonably be expected to be adversely determined and that, in the case of those pending against the Borrower or any Guarantor, if adversely determined, could not reasonably be expected to have, singly or in the aggregate, a Materially Adverse Effect on the Borrower and the Guarantors taken as a whole.

     Section 3.07  Burdensome Provisions.
                   ---------------------

     Neither the Borrower nor any Guarantor is a party to or bound by any Contract or Applicable Law, compliance with which could reasonably be expected to have a Materially Adverse Effect on (a) the Borrower and the Guarantors taken as a whole or (b) any Loan Document.

     Section 3.08  No Adverse Change or Event.
                   --------------------------

     Since December 31, 1996, no change in the business, assets, Liabilities, financial condition or results of operations of the Borrower or any Guarantor has occurred, and no event has occurred or failed to occur, that has had or could reasonably be expected to have, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on (a) the Borrower and the Guarantors taken as a whole or (b) any Loan Document. Such an adverse change may have occurred, and such an event may have occurred or failed to occur, at any particular time notwithstanding the fact that at such time no Default shall have occurred and be continuing.

     Section 3.09  Additional Adverse Facts.
                   ------------------------

     Except for facts and circumstances disclosed on Schedule 3.06 or Schedule
                                                     -------------    --------
3.09, no fact or circumstance is known to the Borrower or any Guarantor, as of
----
the Restated Agreement Date, that either alone or in conjunction with all other such facts and circumstances, has had or could reasonably be expected to have (so far as the Borrower or any Guarantor can foresee) a Materially Adverse Effect on (a) the Borrower and the Guarantors taken as a whole or (b) any Loan Document. If a fact or circumstance disclosed on such Schedules or in such notes should in the future have a Materially Adverse Effect on (x) the Borrower and the Guarantors taken as a whole or (y) any Loan Document, such Materially Adverse Effect shall be a change or event subject to Section 3.08 notwithstanding such disclosure.

     Section 3.10  Guarantors and Subordinators.
                   ----------------------------

     As of the Restated Agreement Date (a) the Guarantors listed on Schedule
                                                                    --------
9.01 are, except as otherwise indicated on such Schedule, Wholly Owned
----
Subsidiaries of the Borrower and include all Wholly Owned Subsidiaries of each Guarantor and (b) the resolutions or minutes, as the case may be, and the by-laws or Articles of Incorporation, as the case may be, referred to in Section 2.01(a)(vi), the certificate of incorporation or Commercial Register, as the case may be, referred to in Section 2.01(a)(v), the partnership agreements referred to in Section 2.01(a)(ix) and the acceptance by CT Corporation referred to in Section 2.01(c), all are in full force and effect as of the Restated Agreement Date, in the forms delivered on the Effective Date, except for such changes thereto as have been certified and delivered to the Agent on or before the Restated Agreement Date.

                                   ARTICLE 4
                                   ---------


                               CERTAIN COVENANTS
                               -----------------

     From the Restated Agreement Date and until the Repayment Date,

A.  The Borrower shall and shall cause each Guarantor and, prior to its
    -------------------------------------------------------------------
dissolution as set forth in Section 4.19, Forums L.P., to:
---------------------------------------------------------

     Section 4.01  Preservation of Existence and Properties, Scope of Business,
                   ------------------------------------------------------------
Compliance with Law, Payment of Taxes and Claims, Preservation of
-----------------------------------------------------------------
Enforceability.



    (a) Preserve and maintain its corporate or partnership existence, as the case may be, and all of its other franchises, licenses, rights and privileges,
(b) preserve, protect and obtain all Intellectual Property, and preserve and maintain in good repair, working order and condition all other properties, required for the conduct of its business, (c) comply with Applicable Law, (d) pay or discharge when due all Taxes (other than Taxes that are the subject of a good faith contest as to the fact or the amount of liability and, to the extent required by Generally Accepted Accounting Principles, have been reserved against on the books of the Person that has failed to discharge such Tax) and all Liabilities that are or might become Liens on any of its properties and (e) take all action and obtain all consents and Governmental Approvals required so that its obligations under the Loan Documents will at all times be legal, valid and binding and enforceable in accordance with their respective terms, except that this Section 4.01 (other than clauses (a), in so far as it requires any Loan Party to preserve its corporate or partnership existence and (e)) shall not apply in any circumstance where noncompliance, together with all other noncompliances with this Section 4.01, could not reasonably be expected to have a Materially Adverse Effect on (x) the Borrower and the Guarantors taken as a whole or (y) any Loan Document.

     Section 4.02  Insurance.
                   ---------

     Maintain insurance with responsible insurance companies against at least such risks and in at least such amounts as is customarily maintained by similar businesses, or as may be required by Applicable Law.

     Section 4.03  Use of Proceeds.
                   ---------------

     Use the proceeds of the Loans only for the repayment of Swing Loans and the general corporate purposes of the Borrower, including, subject to the provisions of Section 4.11, the making or acquisition of any Investments or Business Units. None of the proceeds of any of the Loans shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of

Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by any Bank, the Borrower shall complete and sign Part I of a copy of Federal Reserve Form U-1 referred to in Regulation U and deliver such copy to such Bank.

     Section 4.04  Additional Wholly Owned Subsidiaries.
                   ------------------------------------

     On or prior to the date that a Guarantor forms or acquires any new Wholly Owned Subsidiary, or any existing Subsidiary of a Guarantor becomes a Wholly Owned Subsidiary of such Guarantor, deliver to the Agent a Guarantor Supplement executed by such Wholly Owned Subsidiary.

B.  The Borrower shall not, and shall not permit any Guarantor, any ZD Holdings
    ---------------------------------------------------------------------------
Subsidiary (with respect only to Sections 4.05, 4.06 and 4.07) or, prior to its
-------------------------------------------------------------------------------
dissolution as set forth in Section 4.19, Forums L.P., to, directly or
----------------------------------------------------------------------
indirectly:
----------

     Section 4.05  Indebtedness.
                   ------------

     Have any Indebtedness, at any time, except that this Section 4.05 shall not apply to (a) the Loans, (b) Guaranties to which Section 4.06 is not applicable,
(c) Existing Indebtedness, provided that, if such Indebtedness is Affiliate
                           --------
Indebtedness, such Indebtedness is Subordinated Indebtedness, (d) Purchase Money Indebtedness in an aggregate principal amount not exceeding $5,000,000 outstanding at any time in the aggregate for the Borrower and the Guarantors,
(e) Indebtedness of the Borrower that is not InterCompany Indebtedness, Subordinated Indebtedness or Indebtedness referred to in clause (f) of this
Section 4.05 in an aggregate principal amount not exceeding $25,000,000 outstanding at any time, (f) Indebtedness of the ZD Holdings Subsidiaries and the Guarantors that is not InterCompany Indebtedness, Subordinated Indebtedness or Indebtedness referred to in clause (e) of this Section 4.05 in an aggregate principal amount not exceeding $10,000,000 outstanding at any time in the aggregate for the Guarantors and the ZD Holdings Subsidiaries, (g) New Subordinated Indebtedness, provided, that such New Subordinated Indebtedness
                           --------
shall (1) not require any scheduled payment or purchase of principal prior to the Termination Date, (2) bear interest at a commercially reasonable rate and
(3) be subject to other terms and conditions no more burdensome in any material manner to the obligor than the terms of any other Subordinated Indebtedness in existence at the time of its incurrence and (h) InterCompany Indebtedness.

     Section 4.06  Guaranties.
                   ----------

     Be obligated, at any time, in respect of any Guaranty, except that this
Section 4.06 shall not apply to (a) Existing Guaranties and (b) Permitted Guaranties.

     Section 4.07  Liens.
                   -----

     Permit to exist, at any time, any Lien upon any of its properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except that this Section 4.07 shall not apply to Permitted Liens.

     Section 4.08  Restricted Payments.
                   -------------------

     Make or declare or otherwise become obligated to make any Restricted Payment, except that this Section 4.08 shall not apply to:



    (a)   Restricted Payments to SOFTBANK Corp.; provided, that (i) no Default
                                                 --------
shall exist either before or as a result of the making of such Restricted Payment and (ii) the amount of such Restricted Payment (A) together with the aggregate amount of all other SOFTBANK Corp. Payments, shall not exceed $200,000,000 and (B) together with the aggregate amount of all other SOFTBANK Corp. Payments and all MAC Inc. Payments, shall not exceed $300,000,000;



    (b) in the case of a Guarantor, any Restricted Payment by such Guarantor made to the Borrower or a Guarantor.

     This Section 4.08 shall not prohibit the payment of a dividend that constitutes a Restricted Payment if such Restricted Payment is made within 45 days of the declaration thereof and if this Section 4.08 did not prohibit such Restricted Payment at the time of its declaration.

     Section 4.09  Merger or Consolidation.
                   -----------------------

     Merge or consolidate with any Person, except that, if after giving effect thereto no Default would exist, this Section 4.09 shall not apply to (a) any merger or consolidation of the Borrower with any one or more Guarantors, provided that the Borrower shall be the continuing Person, (b) any merger or
--------
consolidation of any Guarantor with any one or more other Guarantors and (c) Investments to which Section 4.11 is not applicable by virtue of clause (j) thereof; provided, that if the Borrower is a party to such merger or
         --------
consolidation the Borrower is the surviving Person and if a Guarantor is a party to such merger or consolidation such Guarantor is the surviving Person.

     Section 4.10  Disposition of Assets.
                   ---------------------

     Sell, lease, license, transfer or otherwise dispose of any asset or any interest therein, except that this Section 4.10 shall not apply to (a) any disposition of any asset or any interest therein in the ordinary course of business, (b) any disposition of any obsolete or retired property not used or useful in its business, (c) any disposition of any Investment made after January 1, 1996 or of any interest therein to any Affiliate, provided that the Person
                                                     --------
disposing of such Investment or interest therein, receives in consideration of such disposition an amount of Dollars not less than the original amount of such Investment or interest, (d) any disposition of any asset or any interest therein by the Borrower or any Guarantor to the Borrower or any Guarantor, (e) any disposition of any asset if the fair market value of such asset, together with the fair market value of all other assets disposed of by the Borrower and the Guarantors after the Restated Agreement Date, does not exceed $50,000,000 and
(f) any transaction to which any of the other provisions of this Agreement (other than Section 4.13) is by its express terms inapplicable. For this purpose, "fair market value" of an asset means the fair market value of such asset as reasonably determined by, if the Person disposing of such asset is a corporation, its board of directors, and, if such Person is a partnership, its general partner or partners.

     Section 4.11  Investments.
                   -----------

     Make or acquire any Investment or Business Unit, except that this Section
4.11 shall not apply to (a) Money Market Investments, (b) extensions of trade credit in the ordinary course of business, but only if and so long as the same are payable on customary trade terms, (c)(i) loans and advances to employees of the Borrower or any Guarantor in the ordinary course of business in an amount not exceeding $5,000,000 outstanding at any time in the aggregate for the Borrower and the Guarantors, and (ii) Investments constituting Guaranties of loans and advances referred to in clause (c)(i), (d) Investments in the Borrower or a Guarantor by the Borrower or a Guarantor, (e) in addition to the Guaranties contemplated by clause (c)(ii), Guaranties to which Section 4.06 is not applicable, (f) Investments in MAC Inc. for purposes of effecting the transactions contemplated in the Management Agreement in an aggregate amount not in excess of $50,000,000 outstanding at any time, (g) Existing

Investments, (h) Investments in and Business Units acquired from SOFTBANK Corp. the cost of which (A) together with the aggregate amount of all other SOFTBANK Corp. Payments, does not exceed $200,000,000 and (B) together with the aggregate amount of all other SOFTBANK Corp. Payments and all MAC Inc. Payments, does not exceed $300,000,000, (i) Investments in and Business Units acquired from MAC Inc. the cost of which (A) together with the aggregate amount of all other MAC Inc. Payments, does not exceed $175,000,000 and (B) together with the aggregate amount of all other MAC Inc. Payments and all SOFTBANK Corp. Payments, does not exceed $300,000,000 and (j) Investments (other than loans, advances and extensions of credit to Affiliates) and Business Units the cost of which, together with the costs of all other Borrower Group Payments (other than Investments in the form of loans, advances and extensions of credit to Affiliates), does not exceed $50,000,000.

     Section 4.12  Benefit Plans.
                   -------------

     (a) Have, or permit any of its ERISA Affiliates to have, any Benefit Plan other than an Existing Benefit Plan, (b) permit any Existing Benefit Plan to be amended in any manner that would cause the aggregate Unfunded Benefit Liabilities under all Existing Benefit Plans to exceed $100,000,000 or (c) permit any Existing Benefit Plan to have a Funded Current Liability Percentage of less than 60%.

     Section 4.13  Transactions with Affiliates.
                   ----------------------------

     Effect any transaction with any Affiliate that is (a) outside the ordinary course of business or (b) on a basis less favorable than would at the time be obtainable for a comparable transaction in arms-length dealing with an unrelated third party, except that this Section 4.13 shall not apply to (i) the Guaranties of the Borrower and the Guarantors pursuant to Article 9, (ii) any transaction between the Borrower and a Guarantor and (iii) any transaction to which Section
4.11 is not applicable by virtue of clause (f) of such Section.

     Section 4.14  Issuance or Disposition of Capital Securities.
                   ---------------------------------------------

     Issue any of its Capital Securities or sell, transfer or otherwise dispose of any Capital Securities of any Guarantor, except that this Section 4.14 shall not apply to (a) any issuance by a Guarantor of any of its Capital Securities to the Borrower or a Guarantor, (b) any disposition by the Borrower or any Guarantor of any Capital Securities of a Guarantor to the Borrower or a Guarantor, (c) the issuance by the Borrower or any Guarantor of any of its Capital Securities pursuant to, or upon exercise of any Capital Security issued pursuant to, a Permitted Stock Option Plan and (d) a transfer by the Borrower of Capital Securities of ZD COMDEX and Forums, Inc., Ziff-Davis Inc. and ZD Holdings (UK) to ZD Inc. in connection with, and substantially simultaneously with, a contemplated public offering of shares of the common stock of ZD Inc.

     Section 4.15  Subordinated Indebtedness; InterCompany Indebtedness.
                   ----------------------------------------------------



    (a) Amend, modify or waive any provision of any Subordinated Indebtedness or InterCompany Indebtedness, or Prepay all or any portion of any Subordinated Indebtedness or make any other payments on or in respect thereof, except that this Section 4.15 shall not apply to (i) amendments, modifications and waivers that do not have an adverse effect on the rights of the Agent, the Swing Line Lender or any Bank under the Loan Documents, so long as such amendment, modification or waiver is in writing and a copy thereof is provided to the Agent within 30 days of its execution, (ii) payments of interest and principal when due on the Subordinated Indebtedness in accordance with their scheduled maturities (without giving effect to any acceleration or required or optional Prepayment), but not earlier, and then only if (A) no Default exists and (B) such payment is permitted by the applicable Subordinated Agreement and (iii) Prepayments of Subordinated Indebtedness made to (A) SOFTBANK Corp., provided that, the
                                                      --------
amount thereof, together with (1) the aggregate amount of all other SOFTBANK Corp. Payments, shall not exceed $200,000,000 and (2) the aggregate amount of all other SOFTBANK Corp. Payments and all MAC Inc. Payments, shall not exceed $300,000,000, and (B) MAC Inc., provided that, the amount thereof, together
                                --------
with (1) the aggregate amount of all other MAC Inc. Payments, shall not exceed $175,000,000 and (2) the aggregate amount of all other MAC Inc. Payments and all SOFTBANK Corp. Payments, shall not exceed $300,000,000; provided in each
                                                                --------
case that no Default shall exist or result from the making of such payment. For purposes of clause (i) of the preceding sentence, an increase in the principal amount of, an increase in the interest rate beyond a commercially reasonable rate on, or date scheduled earlier than the Termination Date for the payment, purchase or defeasement of principal of or interest on, any InterCompany Indebtedness or Subordinated Indebtedness shall be deemed to have such an adverse effect.



    (b) Amend, modify or waive any provision of the Kingston Contingent Obligation or the Kingston Guarantee, except that this Section 4.15(b) shall not apply to amendments, modifications and waivers that are not adverse to the interests of the Agent or any Bank, provided that such amendments, modifications and waivers are in writing and a copy thereof is provided to the Agent not less than 5 Business Days prior to their effectiveness.

     Section 4.16  Hedges and Swaps.
                   ----------------

     Enter into any interest rate or currency swap or similar transaction, except that this Section 4.16 shall not apply to any such transaction entered into in the ordinary course of such Person's business for the purpose of hedging an interest rate or currency risk and on terms customary for such a transaction at the time it was entered into.

C.  The Borrower shall not permit any Guarantor or, prior to its dissolution as
    ---------------------------------------------------------------------------
set forth in Section 4.19, Forums L.P., to:
------------------------------------------

     Section 4.17  Limitation on Restrictive Covenants.
                   -----------------------------------

     Permit to exist, at any time, any consensual restriction limiting the ability (whether by covenant, event of default, subordination or otherwise) of any Guarantor to (a) pay dividends or make any other distributions on shares of its capital stock or other ownership interests held by the Borrower or any other Guarantor, (b) pay any obligation owed to the Borrower or any Guarantor, (c) make any loans or advances to or investments in the Borrower or any Guarantor,
(d) transfer any of its property or assets to the Borrower or any Guarantor or
(e) create any Lien upon its property or assets whether now owned or hereafter acquired or upon any income or profits therefrom, except that this Section 4.17 shall not apply to Permitted Restrictive Covenants.

D.  The Borrower shall not at any time:
    ----------------------------------

     Section 4.18  Ratio of  Indebtedness to Borrower Group EBITDA.
                   -----------------------------------------------

     Permit, as of the last day of any fiscal quarter, commencing with the first fiscal quarter ending after the Restated Agreement Date, the ratio of the aggregate Indebtedness of the Borrower and the Guarantors, other than InterCompany Indebtedness and Subordinated Indebtedness outstanding on such day, to Borrower Group EBITDA, for the 4 consecutive fiscal quarters of the Borrower most recently ended to be greater than 2.50:1.00.

E.  The Borrower shall:
    ------------------

     Section 4.19  Dissolution of Forums L.P.
                   --------------------------

     (a) Cause the dissolution of Forums L.P. on or before March 31, 1998, (b) not permit Forums L.P. to engage in any activity or conduct any business whatsoever, other than such activities as may be necessary to effect the dissolution of Forums L.P. and (c) not permit the amendment of, or the waiver of any provision of, the limited partnership agreement of Forums L.P. as in effect on the Restated Agreement Date, other than such amendments and waivers as may be necessary to effect the dissolution of Forums L.P.

                                   ARTICLE 5
                                   ---------

                                  INFORMATION
                                  -----------

     Section 5.01  Information to Be Furnished.
                   ---------------------------

     From the Restated Agreement Date and until the Repayment Date, the Borrower shall furnish to each Bank:

          (a) Quarterly Financial Statements.
              ------------------------------

          As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, commencing with the quarterly period ending March 31, 1998, consolidated balance sheets of the Borrower and the Consolidated Subsidiaries as at the end of such quarterly period and the related consolidated statements of income, retained earnings and cash flows of the Borrower and the Consolidated Subsidiaries for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal. The consolidated financial statements of the Borrower will be supported by schedules showing revenues and EBITDA by major business units.

          (b) Year-End Financial Statements; Accountants' Certificate.
              -------------------------------------------------------

          As soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 1997:



    (i) consolidated balance sheets of the Borrower and the Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, retained earnings and cash flows of the Borrower and the Consolidated Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year, supported by schedules showing revenues, operating expenses, EBITDA, net assets, capital spending and depreciation, by major business units; and



    (ii) an audit report of Price Waterhouse, or other independent certified public accountants of recognized national standing, on such of the financial statements referred to in clause (i) as are consolidated financial statements, which report shall be without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit.

          (c) Officer's Certificate as to Financial Statements and Defaults.
              -------------------------------------------------------------

          At the time that financial statements are furnished pursuant to
Section 5.01(a) or 5.01(b), a certificate of the president, chief financial officer or other officer of the Borrower acceptable to the Agent in the form of
Schedule 5.01(b).
-----------------

          (d)  Requested Information.
               ---------------------

          From time to time and promptly upon request of the Agent, such Information regarding the Loan Documents, the Loans or the business, assets, Liabilities, financial condition, results of operations or business prospects of the Borrower and the Guarantors as the Agent may reasonably request.

          (e) Notice of Defaults, Material Adverse Changes and Other Matters.
              --------------------------------------------------------------

          Prompt notice of:



    (i) any Default of which the Borrower is or in the exercise of normal business prudence should have been aware,



    (ii) the acquisition or formation of a new Subsidiary and, in the case of each such new Subsidiary, its name, jurisdiction of incorporation, the percentages of the various classes of its Capital Securities owned by the Borrower or another Subsidiary and whether or not such new Subsidiary is a Consolidated Subsidiary,



    (iii) any change in the name of any Guarantor, its jurisdiction of incorporation or formation, the percentages of the various classes of its Capital Securities or partnership interests owned by the Borrower or another Subsidiary or its status as a Consolidated or non-Consolidated Subsidiary,



    (iv) the threatening or commencement of, or the occurrence or nonoccurrence of any change or event relating to, any action, suit or proceeding that would cause the Representation and Warranty contained in Section 3.06 to be incorrect if made at such time,



    (v) the occurrence or nonoccurrence of any change or event that would cause the Representation and Warranty contained in Section 3.08 to be incorrect if made at such time,



    (vi)  any event or condition referred to in clauses (i) through (vii) of
Section 6.01(h), whether or not such event or condition shall constitute an Event of Default, and



    (vii) any material amendment of the certificate of incorporation or partnership agreement or by-laws of the Borrower or any Subsidiary that is a Loan Party.

     Section 5.02  Accuracy of Financial Statements and Information.
                   ------------------------------------------------

          (a)  Financial Statements.
               --------------------

          The Borrower hereby represents and warrants that (i) the financial statements attached hereto as Schedule 5.02(a), while not prepared in accordance
                              ----------------
with Generally Accepted Accounting Principles, would be substantially the same had such financial statements been so prepared, and fairly present the respective financial positions of the Persons whose financial statements such financial statements purport to be as at their respective dates and the results of operations, retained earnings and, as applicable, changes in financial position or cash flows of such Persons for the respective periods to which such statements relate, (ii) except as disclosed or reflected in such financial statements, as at their respective dates, neither the Borrower nor any Guarantor had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or could reasonably be expected to have a Materially Adverse Effect on the Borrower and the Guarantors taken as a whole, and (iii) the financial statements furnished pursuant to Section 5.01(a) or 5.01(b) will fairly present, in accordance with

Generally Accepted Accounting Principles (except for changes therein or departures therefrom that are described in the certificate or report accompanying such statements and that have been approved in writing by the Borrower's then current independent certified public accountants), the consolidated financial position of the Borrower and the Consolidated Subsidiaries, as at their respective dates and the consolidated results of operations, retained earnings and cash flows of such Persons for the respective periods to which such statements relate.

          (b)  Other Information.
               -----------------

          The Borrower hereby represents and warrants that the Information furnished to the Agent or any Bank by or on behalf of the Borrower or any Subsidiary on or prior to the Restated Agreement Date (other than the financial statements referred to in Section 5.02(a)) does not, and the Information furnished to such Person by or on behalf of the Borrower or any Subsidiary after the Restated Agreement Date (other than the financial statements referred to in Section 5.02(a)) will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made.

     Section 5.03  Additional Covenants Relating to Disclosure.
                   -------------------------------------------

     From the Restated Agreement Date and until the Repayment Date, the Borrower shall and shall cause each Guarantor to:

          (a) Accounting Methods and Financial Records.
              ----------------------------------------

          Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or necessary to permit (i) the preparation of financial statements required to be delivered pursuant to Section 5.01(a) and 5.01(b) and (ii) the determination of the compliance of the Borrower and the Guarantors with the terms of the Loan Documents.

          (b) Visits, Inspections and Discussions.
              -----------------------------------

          Permit representatives of any Bank, from time to time, as often as may be reasonably requested, to visit and inspect its properties and its books and records.

     Section 5.04  Authorization of Third Parties to Deliver Information and
                   ---------------------------------------------------------
Discuss Affairs.
---------------

The Borrower hereby authorizes and directs each Person whose preparation or delivery to the Agent or any Bank of any opinion, report or other Information is a condition or covenant under the Loan Documents (including under Article 2 or this Article 5) to so prepare or deliver such Information for the benefit of the Agent or such Bank.

                                   ARTICLE 6
                                   ---------


                                    DEFAULT
                                    -------

     Section 6.01  Events of Default.
                   -----------------

     Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Borrower or any Guarantor, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

    (a) Any payment of principal of or interest on any of the Loans or the Notes, of the commitment fee payable pursuant to Section 1.08 or of any fee payable to the Agent or any of its Affiliates shall not be made when and as due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) and in accordance with the terms of this Agreement and the Note and, except in the case of payments of principal, such failure shall continue for four Business Days from the earlier of (1) the date that the Borrower knew or in the exercise of normal business prudence should have known of and (2) the date that the Borrower was given notice of, such non-payment;



    (b) Any Loan Document Representation and Warranty shall at any time prove to have been incorrect or misleading in any material respect when made;

     (c)(i) The Borrower shall default in the performance or observance of:



             (A) any term, covenant, condition or agreement contained in Section 4.01(a) (insofar as such Section requires the preservation of the corporate existence of the Borrower), 4.01(e), 4.03 through 4.05, 4.08 through 4.10,
     4.12 through 4.16, 4.18, 5.01(e)(i) or 5.03(b);



             (B) any term, covenant, condition or agreement contained in Section 4.06, 4.07, 4.11 or 4.17 and, if capable of being remedied, such default shall continue unremedied for a period of 10 days; or



             (C) any term, covenant, condition or agreement contained in this Agreement (other than a term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and, if capable of being remedied, such default shall continue unremedied for a period of 30 days from the earlier of (1) the date that the Borrower knew or in the exercise of normal business prudence should have known of and (2) the date that the Borrower was given notice of, such default; or



     (ii) Any Loan Party that is a party to a Subordination Agreement shall default in the performance or observance of any term, covenant, condition or agreement contained therein;





    (d)(i) The Borrower, any Guarantor or, subject to the proviso to this
Section 6.01(d), any Affiliate, shall fail to pay, in accordance with its terms
--------------
and when due and payable, any of the principal of or interest on any of its Indebtedness (other than the Loans) having a then outstanding principal amount in excess of $15,000,000, (ii) the maturity of any such Indebtedness shall, in whole or in part, have been accelerated, or any such Indebtedness shall, in whole or in part, have been required to be prepaid prior to the stated maturity thereof, in accordance with the provisions of any Contract evidencing, providing for the creation of or concerning such Indebtedness, or (iii) (A) any event shall have occurred and be continuing that permits (or, with the passage of time or the giving of notice or both, would permit) any holder or holders of such Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity or require any such prepayment and (B) if the Contract evidencing, providing for the creation of or concerning such Indebtedness provides for a cure period for such event, such event shall not be cured prior to the end of such cure period; provided that this Section 6.01(d) shall not apply to any
          --------
Indebtedness of an Affiliate (other than the Kingston Contingent Obligation), unless such Affiliate has granted to the Person to whom such Indebtedness is owed a Lien on Affiliate Indebtedness;



    (e) The Borrower or any Guarantor shall fail, subject to the proviso to this Section 6.01(e), to pay in accordance with its terms and when due and payable, any of the principal of, interest on or other amount payable in respect of any Guaranteed Obligations (other than a payment of principal of, interest on, or other amount payable in respect of a Guaranteed Obligation which is elsewhere in this Section specifically dealt with), and such Guaranteed Obligation shall remain unpaid for a period of 30 days from the earlier of (i) the date that the Borrower or such Guarantor knew or in the exercise of normal business prudence should have known of and (ii) the date that the Borrower or such Guarantor was given notice of, such non-payment; provided that this Section 6.01(e) shall not apply to any payment that is the subject of a good faith contest as to the fact or the amount of liability and as to which adequate reserves determined in accordance with Generally Accepted Accounting Principles have been established on the books of the Person that has failed to make such payment;

    (f) (i) The Borrower or any Guarantor shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors or (G) take any corporate action for the purpose of effecting any of the foregoing;



    (ii) (A) A case or other proceeding shall be commenced against the Borrower or any Guarantor seeking (1) relief under the federal bankruptcy laws of the United States of America (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or any Guarantor, or of all or any substantial part of the assets, domestic or foreign, of the Borrower or any Guarantor, and such case or proceeding shall continue undismissed and unstayed for a period of 60 days or (B) an order granting the relief requested in such case or proceeding against the Borrower or any Guarantor (including an order for relief under such federal bankruptcy laws of the United States of America) shall be entered;



    (g) A judgment or order shall be entered against the Borrower or any Guarantor by any court, and (i) in the case of a judgment or order for the payment of money, either (A) such judgment or order shall continue undischarged and unstayed for a period of 30 days in which the aggregate amount (determined in accordance with the proviso to this Section 6.01(g)) of all such judgments and orders exceeds $15,000,000 or (B) enforcement proceedings shall have been commenced upon such judgment or order and (ii) in the case of any judgment or order for other than the payment of money, such judgment or order could, together with all other such judgments or orders, reasonably be expected to have a Materially Adverse Effect on the Borrower and the Guarantors taken as a whole; provided that clause (i) of this Section 6.01(g) shall not apply to the amount of any judgment or order for the payment of money equal to the amount that a financially responsible insurer has acknowledged is payable under a policy of insurance issued by it to the Borrower or such Guarantor, as the case may be, insuring against the claim that was the basis for such judgment or order;



    (h) (i) any Termination Event shall occur with respect to any Benefit Plan of the Borrower, any Guarantor or any of their respective ERISA Affiliates, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any such Benefit Plan, (iii) any Person shall engage in any Prohibited Transaction involving any such Benefit Plan, (iv) the Borrower, any Guarantor or any of their respective ERISA Affiliates shall be in "default" (as defined in ERISA Section 4219(c)(5)) with respect to payments owing to any such Benefit Plan that is a Multiemployer Benefit Plan as a result of such Person's complete or partial withdrawal (as described in ERISA Section 4203 or 4205) therefrom, (v) the Borrower, any Guarantor or any of their respective ERISA Affiliates shall fail to pay when due an amount that is payable by it to the PBGC or to any such Benefit Plan under Title IV of ERISA, (vi) a proceeding shall be instituted by a fiduciary of any such Benefit Plan against the Borrower, any Guarantor or any of their respective ERISA Affiliates to enforce ERISA Section 515 and such proceeding shall not have been dismissed within 30 days thereafter, or (vii) any other event or condition shall occur or exist with respect to any such Benefit Plan, except that no event or condition referred to in clauses (i) through (vii) shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not subjected, and in the reasonable determination of the Agent will not subject, the Borrower or any Guarantor to any Liability that, alone or in the aggregate with all such Liabilities for all such Persons, exceeds $5,000,000;



    (i) (a) Any Loan Party, any payee of any Subordinated Indebtedness or any Affiliate of any Loan Party or any such payee asserts, or any Loan Party, any payee of any Subordinated Indebtedness or any Affiliate of any Loan Party or any such payee or any other Person institutes any proceeding that could reasonably be expected to establish that (x) any provision of the Loan Documents is invalid, not binding or unenforceable or (y) the Guaranty of the Borrower or any Guarantor is limited in amount pursuant to Section 9.02 hereof;

    (b) any Subordination Agreement or any guaranty under Article 9 shall, without the prior written consent of the Banks, cease to be in full force and effect;



    (j) SOFTBANK Corp. shall at any time beneficially own, directly or indirectly, less than 100% of the issued and outstanding shares of the Borrower's Capital Securities minus Capital Securities of the Borrower issued by the Borrower pursuant to, or upon exercise of any Capital Securities issued pursuant to, a Permitted Stock Option Plan; or



    (k) Masayoshi Son or the executor or administrator of the estate of Masayoshi Son shall at any time cease to control, directly or indirectly, SOFTBANK Corp., and for this purpose "control" shall mean the power, through the ownership of Capital Securities, to cause the direction of the management policies of SOFTBANK Corp.

     Section 6.02  Remedies upon Event of Default.
                   ------------------------------

     During the continuance of any Event of Default (other than one specified in Section 6.01(f)) and in every such event, the Agent, upon notice to the Borrower, may do either or both of the following: (a) declare, in whole or, from time to time, in part, the principal of and interest on the Loans and the Notes and all other amounts owing under the Borrower Loan Documents to be, and the Loans and the Notes and all such other amounts shall thereupon and to that extent become, due and payable and (b) terminate, in whole or, from time to time, in part, the Commitments. Upon the occurrence of an Event of Default specified in Section 6.01(f), automatically and without any notice to the Borrower, (a) the principal of and interest on the Loans and the Notes and all other amounts owing under the Borrower Loan Documents shall be due and payable and (b) the Commitments shall terminate. Presentment, demand, protest or notice of any kind (other than the notice provided for in the first sentence of this Section 6.02) are hereby expressly waived.

                                   ARTICLE 7
                                   ---------

                     ADDITIONAL CREDIT FACILITY PROVISIONS
                     -------------------------------------

     Section 7.01  Mandatory Suspension and Conversion of Eurodollar Rate Loans.
                   ------------------------------------------------------------

     Each Banks' obligations to make, continue or convert into Eurodollar Rate Loans of any Type shall be suspended, all outstanding Loans of that Type shall be converted on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (b) below, on the last day the Bank may lawfully continue to maintain Loans of that Type or, in the case of clause (c) below, on the day determined by such Bank to be the last Business Day before the effective date of the applicable restriction) into, and all pending requests for the making or continuation of or conversion into Loans of such Type shall be deemed requests for, Base Rate Loans, if:



    (a) on or prior to the determination of an interest rate for a Eurodollar Rate Loan of that Type for any Interest Period, such Bank determines that for any reason appropriate quotations are not available to it (including, in the case of the Eurodollar Rate, quotations in the London interbank market for deposits with it) for purposes of determining the Eurodollar Rate for such Interest Period or that such rate would not accurately reflect the cost to such Bank of making, continuing or converting into a Eurodollar Rate Loan of such Type for such Interest Period;



    (b) at any time such Bank determines that any Regulatory Change Enacted after the Effective Date makes it unlawful or impracticable for the Bank or the applicable Lending Office to make, continue or convert into any Eurodollar Rate Loan of that Type, or to comply with its obligations hereunder in respect thereof; or



    (c) such Bank determines that, by reason of any Regulatory Change Enacted after the Effective Date, the Bank or the applicable Lending Office is restricted, directly or indirectly, in the amount that it may hold of (i) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to Eurodollar Rate Loans of that Type is directly or indirectly determined or (ii) the category of assets that includes Eurodollar Rate Loans of that Type.

     Such Bank shall promptly notify the Borrower of any circumstance that would make the provisions of this Section 7.01 applicable, but the failure to give any such notice shall not affect such Bank's rights hereunder.

     Section 7.02  Regulatory Changes.
                   ------------------

     If in the determination of any Bank (a) any Regulatory Change Enacted after the Effective Date shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Bank with respect to any Loan or the return to be earned by such Bank on such Loan, (ii) impose a cost on such Bank or any Affiliate of such Bank that is attributable to the making, funding or maintaining of, or such Bank's commitment to make, any Loan or to purchase a participation in any Swing Loan, (iii) require such Bank or any Affiliate of such Bank to make any payment on or calculated by reference to the gross amount of any amount received by such Bank under any Loan Document or (iv) reduce, or have the effect of reducing, the rate of return on any capital of such Bank or any Affiliate of such Bank that such Bank or such Affiliate is required to maintain on account of any Loan or such Bank's commitment to make any Loan or to purchase a participation in any Swing Loan and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the applicable rates of interest payable under the Loan Documents, then the Borrower shall pay to such Bank such additional amounts as such Bank determines will, together with any adjustment in the applicable rates of interest payable hereunder, fully compensate for such reduction, increased cost or payment. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 days after request by such Bank for such payment and, in the case of those applicable to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank. Each Bank will promptly notify the Borrower of any determination made by it referred to in clauses (a) and (b) above, but the failure to give such notice shall not affect such Bank's right to compensation.

     Section 7.03  Capital Requirements.
                   --------------------

     If, in the determination of any Bank, such Bank or any Affiliate of such Bank is required, as a result of any Regulatory Change Enacted after the Effective Date, to maintain capital on account of any Loan or such Bank's commitment to make any Loan or to purchase a participation in any Swing Loan, then, upon request by such Bank, the Borrower shall from time to time thereafter pay to such Bank such additional amounts as such Bank determines will fully compensate for any reduction in the rate of return on the capital that such Bank or such Affiliate is so required to maintain on account of such Loan or commitment suffered as a result of such capital requirement. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 days after request by such Bank for such payment and, in the case of those relating to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank.

     Section 7.04  Funding Losses.
                   --------------

     The Borrower shall pay to each Bank, upon request, such amount or amounts as such Bank determines are necessary to compensate it for any loss, cost or expense incurred by it as a result of (a) in the case of Eurodollar Rate Loans,
(i) any payment, prepayment or conversion of a Eurodollar Rate Loan on a date other than the last day of an Interest Period for such Eurodollar Rate Loan or
(ii) a Eurodollar Rate Loan for any reason not being made or converted, or any payment of principal thereof or interest thereon not being made, on the date therefor determined in accordance with the applicable provisions of this Agreement, and (b) in the case of Agreed Rate Loans, (i) any payment or prepayment of an Agreed Rate Loan on a date other than the last day of an Agreed Rate Interest Period or (ii) an Agreed Rate

Loan for any reason not being made, or any payment of principal thereof or interest thereon not being made, on the date required therefor determined in accordance with the applicable provisions of this Agreement, including any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow, convert, continue or prepay.

     Section 7.05  Certain Determinations.
                   ----------------------

     In making the determinations contemplated by Sections 7.01, 7.02, 7.03 and 7.04, each Bank may make such estimates, assumptions, allocations and the like that such Bank in good faith determines to be appropriate, and each Bank's selection thereof in accordance with this Section 7.05, and the determinations made by such Bank on the basis thereof, shall be final, binding and conclusive upon the Borrower, except, in the case of such determinations, for manifest errors in computation or transmission. Each Bank shall furnish to the Borrower upon request a certificate outlining in reasonable detail the computation of any amounts claimed by it under Sections 7.02, 7.03 and 7.04 and the assumptions underlying such computations.

     Section 7.06  Change of Lending Office.
                   ------------------------

     If an event occurs with respect to a Lending Office that obligates the Borrower to pay any amount under Section 1.13, makes operable the provisions of clause (b) or (c) of Section 7.01 or entitles any Bank to make a claim under
Section 1.13(a), 7.02 or 7.03, such Bank shall, if requested by the Borrower, use reasonable efforts to designate another Lending Office or Offices the designation of which will reduce the amount the Borrower is so obligated to pay, eliminate such operability or reduce the amount such Bank is so entitled to claim, provided that such designation would not, in the sole and absolute discretion of such Bank, be disadvantageous to such Bank in any manner or contrary to Bank policy. Each Bank may at any time and from time to time change any Lending Office and shall give notice of any such change to the Borrower. Except in the case of a change in Lending Offices made at the request of the Borrower, the designation of a new Lending Office by any Bank shall not obligate the Borrower to pay any amount to such Bank under Section 1.13, make operable the provisions of clause (b) or (c) of Section 7.01 or entitle the Bank to make a claim under Section 1.13(a), 7.02 or 7.03 if such obligation, the operability of such clause or such claim results solely from such designation and not from a Regulatory Change Enacted thereafter.

                                   ARTICLE 8
                                   ---------

                                   THE AGENT
                                   ---------

     Section 8.01  Appointment and Powers.
                   ----------------------

     Each Bank hereby irrevocably appoints and authorizes the Agent, and the Agent hereby agrees, to act as the agent for such Bank under the Loan Documents with such powers as are delegated to the Agent by the terms thereof, together with such other powers as are reasonably incidental thereto. The Agent's duties shall be purely ministerial and it shall have no duties or responsibilities except those expressly set forth in the Loan Documents. The Agent shall not be required under any circumstances to take any action that, in its judgment, (a) is contrary to any provision of the Loan Documents or Applicable Law or (b) would expose it to any Liability or expense against which it has not been indemnified to its satisfaction. The Agent shall not, by reason of its serving as the Agent, be a trustee or other fiduciary for any Bank.

     Section 8.02  Limitation on Agent's Liability.
                   -------------------------------

     Neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence, willful misconduct or knowing violations of law. The Agent shall not be responsible to any Bank for (a) any recitals, statements, representations or warranties contained in the Loan Documents or in any certificate or other document referred to or provided for in, or received by any of the Banks under, the Loan Documents, (b) the validity, effectiveness or enforceability of the Loan Documents or any such certificate or other document or (c) any failure by the Loan Parties to perform any of their obligations under the Loan Documents. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact so long as the Agent was not grossly negligent in selecting or directing such agents or attorneys-in-fact. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or given by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by the Loan Documents, the Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

     Section 8.03  Defaults.
                   --------

     The Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment to it of principal of or interest on Loans or fees) unless the Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent has knowledge of such a non-payment or receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Banks. In the event of any Default, the Agent shall (a) in the case of a Default that constitutes an Event of Default, take either or both of the actions referred to in clauses (a) and (b) of the first sentence of Section
6.02 if so directed by the Required Banks and (b) in the case of any Default, take such other action with respect to such Default as shall be reasonably directed by the Required Banks. Unless and until the Agent shall have received such directions, in the event of any Default, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Banks.

     Section 8.04  Rights as a Bank.
                   ----------------

     Each Person acting as the Agent that is also a Bank shall, in its capacity as a Bank, have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall include such Person in its individual capacity. Each Person acting as the Agent (whether or not such Person is a Bank) and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Loan Parties and their Affiliates as if it were not acting as the Agent, and such Person and its Affiliates may accept fees and other consideration from the Loan Parties and their Affiliates for services in connection with the Loan Documents or otherwise without having to account for the same to the Banks.

     Section 8.05  Indemnification.
                   ---------------

     The Banks agree to indemnify the Agent (to the extent not reimbursed by the Loan Parties under the Loan Documents), ratably on the basis of the respective aggregate principal amounts of the Exposures of the Banks (or, if no Exposures are at the time outstanding, ratably on the basis of their respective Commitments), for any and all Liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including the costs and expenses that the Loan Parties are obligated to pay under the Loan Documents) in any way relating to or arising out of the Loan Documents or any other documents contemplated thereby or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent (a) they are subject to the indemnity contemplated by the last sentence of Section 10.10(b) or (b) they arise from gross negligence, willful misconduct or knowing violations of law by the Agent.

     Section 8.06  Non-Reliance on Agent and Other Banks.
                   -------------------------------------

     Each Bank agrees that it has made and will continue to make, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it deems appropriate, its own credit analysis of the Loan Parties and its own decision to enter into the Loan Documents and to take or refrain from taking any action in connection therewith. The Agent shall not be required to keep itself informed as to the performance or observance by the Loan Parties of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of any Loan Party or any Subsidiary thereof. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent under the Loan Documents, the Agent shall have no obligation to provide any Bank with any information concerning the business, status or condition of any Loan Party or any Subsidiary thereof or the Loan Documents that may come into the possession of the Agent or any of its Affiliates.

     Section 8.07  Execution and Amendment of Loan Documents on Behalf of the
                   ----------------------------------------------------------
Banks.
-----

     Each Bank hereby authorizes the Agent to execute and deliver, in the name of and on behalf of such Bank, any Loan Document requiring execution by or on behalf of such Bank.

     Section 8.08  Resignation of the Agent.
                   ------------------------

     The Agent may at any time give notice of its resignation to the Banks and the Borrower. Upon receipt of any such notice of resignation, the Required Banks may, after consultation with the Borrower, appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks and after consultation with the Borrower, appoint a successor Agent. Upon the acceptance by any Person of its appointment as a successor Agent, such Person shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations as Agent under the Loan Documents. After any retiring Agent's resignation as Agent, the provisions of this Article 8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

                                   ARTICLE 9
                                   ---------

                                   GUARANTEES
                                   ----------

     Section 9.01  Guaranty of Payment.
                   -------------------

     The Borrower and each of the Guarantors hereby (a) guarantees to each Bank and each holder of a Note the due and punctual payment of all of the Guaranteed Obligations (other than those that constitute Liabilities of such Guarantor) in accordance with their respective terms and when and as due (whether at maturity, by reason of acceleration or otherwise), or deemed to be due pursuant to Section 9.03, and (b) agrees so to pay the same when so due, or deemed to be due, upon demand.

     Section 9.02  Limitation on Guaranty.
                   ----------------------

     It is the intention of the Borrower, each of the Guarantors and the Banks that the obligations of the Borrower and each such Guarantor hereunder shall be in, but not in excess of, the maximum amount permitted by Applicable Law. To that end, but only to the extent such obligations would otherwise be void, voidable or otherwise unenforceable, the obligations of the Borrower and each such Guarantor hereunder shall be limited to the maximum amount that would not make such obligations void, voidable or otherwise unenforceable. This Section
9.02 is intended solely to preserve the rights of each Bank and each holder of a Note hereunder to the maximum extent permitted by Applicable Law, and neither the Borrower, any Guarantor nor any other Person shall have any right under this
Section 9.02 that it would not otherwise have under Applicable Law.

     Section 9.03  Continuance and Acceleration of Guaranteed Obligations upon
                   -----------------------------------------------------------
Certain Events.
--------------

     If:



    (a) any Event of Default that this Agreement states is to result in the automatic acceleration of any Guaranteed Obligations shall occur;



    (b) any injunction, stay or the like that enjoins any acceleration, or demand for the payment of any Guaranteed Obligations that would otherwise be required or permitted hereunder shall become effective; or



    (c) any Guaranteed Obligations shall be or be determined to be or become discharged, disallowed, invalid, illegal, void or otherwise unenforceable (whether by operation of any present or future law or by order of any court or governmental agency) against the Borrower; then (i) such Guaranteed Obligations shall, for all purposes hereof, be deemed (A) in the case of clause (c), to continue to be outstanding and in full force and effect notwithstanding the unenforceability thereof against the Borrower and (B) if such is not already the case, to have thereupon become immediately due and payable and, if subject thereto, to have commenced bearing interest at the Post-Default Rate and (ii) such Bank or other holder of a Note to which such Guaranteed Obligations are owing may, with respect to such Guaranteed Obligations, exercise all of the rights and remedies under the Borrower Loan Documents that would be available to them during an Event of Default.

     Section 9.04  Recovered Payments.
                   ------------------

     The Guaranteed Obligations shall be deemed not to have been paid, and the Borrower's and each Guarantor's obligations hereunder in respect thereof shall continue and not be discharged, to the extent that any payment thereof by the

Borrower or any other guarantor, or out of the proceeds of any collateral, is recovered from or paid over by or for the account of any Bank or other holder of a Note for any reason, including as a preference or fraudulent transfer or by virtue of any subordination (whether present or future or contractual or otherwise) of the Guaranteed Obligations, whether such recovery or payment over is effected by any judgment, decree or order of any court or governmental agency, by any plan of reorganization or by settlement or compromise by such Bank or other holder of a Note (whether or not consented to by the Borrower, any Guarantor or any other guarantor) of any claim for any such recovery or payment over. The Borrower and each Guarantor hereby expressly waives the benefit of any applicable statute of limitations and agrees that it shall be liable hereunder with respect to any Guaranteed Obligation whenever such a recovery or payment over thereof occurs.

     Section 9.05  Evidence of Guaranteed Obligations.
                   ----------------------------------

     The records of the Agent and each Bank or other holder of a Note shall be conclusive evidence of the Guaranteed Obligations owing to it and of all payments in respect thereof.

     Section 9.06  Binding Nature of Certain Adjudications.
                   ---------------------------------------

     The Borrower and each Guarantor shall be conclusively bound by the adjudication in any action or proceeding, legal or otherwise, involving any controversy arising under, in connection with, or in any way related to, any of the Guaranteed Obligations, and by a judgment, award or decree entered therein.

     Section 9.07  Nature of Guarantor's Obligations.
                   ---------------------------------

     The Borrower's and each Guarantor's obligations hereunder (a) are absolute and unconditional, (b) are unlimited in amount except as provided in Section 9.02, (c) constitute a guaranty of payment and not a guaranty of collection, (d) are as primary obligor and not as a surety only, (e) shall be a continuing guaranty of all present and future Guaranteed Obligations and all promissory notes and other documentation given in extension or renewal or substitution for any of the Guaranteed Obligations and (f) shall be irrevocable.

     Section 9.08  No Release of Guarantor.
                   -----------------------

     THE OBLIGATIONS OF THE BORROWER AND EACH GUARANTOR UNDER THIS ARTICLE 9 SHALL NOT BE REDUCED, LIMITED OR TERMINATED, NOR SHALL THE BORROWER OR SUCH GUARANTOR BE DISCHARGED FROM ANY THEREOF, FOR ANY REASON WHATSOEVER (other than, subject to Section 9.04, the payment of the Guaranteed Obligations), including (and whether or not the same shall have occurred or failed to occur once or more than once and whether or not the Borrower or such Guarantor shall have received notice thereof) ANY ACT OR FAILURE TO ACT OR ANY OTHER EVENT OR CIRCUMSTANCE THAT (i) VARIES THE RISK OF THE BORROWER OR SUCH GUARANTOR HEREUNDER OR (ii) BUT FOR THE PROVISIONS HEREOF, WOULD, AS A MATTER OF STATUTE OR RULE OF LAW OR EQUITY, OPERATE TO REDUCE, LIMIT OR TERMINATE THE OBLIGATIONS OF THE BORROWER OR SUCH GUARANTOR HEREUNDER OR DISCHARGE THE BORROWER OR SUCH GUARANTOR FROM ANY THEREOF.

     Section 9.09  Certain Waivers.
                   ---------------

     The Borrower and each Guarantor waives ALL DEFENSES UNDER APPLICABLE LAW THAT WOULD, BUT FOR THIS SECTION 9.09, BE AVAILABLE TO THE BORROWER OR SUCH GUARANTOR AS A DEFENSE AGAINST OR A REDUCTION OR LIMITATION OF ITS OBLIGATIONS HEREUNDER.

     Section 9.10  Additional Guarantors.
                   ---------------------

     Any Wholly Owned Subsidiary may become a party hereto as a Guarantor by executing and delivering to the Agent a Guarantor Supplement in the form of

Schedule 9.10.  Such Wholly Owned Subsidiary shall thereafter be a Guarantor for
-------------
all purposes hereof.

                                  ARTICLE 10
                                  ----------

                                 MISCELLANEOUS
                                 -------------

     Section 10.01  Notices and Deliveries.
                    ----------------------

          (a)  Manner of Delivery.
               ------------------

          All notices, communications and materials (including all Information) to be given or delivered pursuant to the Borrower Loan Documents shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing (which shall include telecopy transmissions). Notices under Sections 1.02, 1.03(c), 1.05, 1.07 and 6.02 may be by telephone, promptly, in the case of each notice other than one under Section 6.02, confirmed in writing. In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent that the Agent or the Swing Line Bank has acted in reliance on such telephonic notice.

          (b)  Addresses.
               ---------

          All notices, communications and materials to be given or delivered pursuant to the Borrower Loan Documents shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:



           (i)  if to the Borrower, to it at:

                SOFTBANK Holdings Inc.
                10 Langley Road
                Suite 403
                Newton Center, MA  02159

                Telecopier No.:  (617) 928-9301
                Telephone No.:  (617) 928-9300
                Attention:  Ronald D. Fisher

                and

                Ziff-Davis Inc.
                One Park Avenue
                New York, NY  10016

                Telecopier No.:  (212) 503-3585
                Telephone No.:  (212) 503-3762
                Attention:  Thomas L. Wright
                with a copy to:

                ZD COMDEX and Forums, Inc.
                300 First Avenue
                Needham, MA  02194

                Telecopier No.:  (781) 449-0196
                Telephone No.:  (781) 449-6600
                Attention:  Charles D. Forman



          (ii)  if to the Agent, to it at:

                The Bank of New York
                One Wall Street
                New York, NY  10286

                Telecopier No.:  (212) 635-8593/8595
                Telephone No.:  (212) 635-8628
                Attention:  Mr. Brendan T. Nedzi

                with a copy of each Notice of Borrowing under Section 1.02(a) or under Section 1.02(b) to:


                Carolyn Surles
                BNY Capital Markets, Inc.
                One Wall Street, 18th Floor
                New York, New York  10286

                Telecopier No.:  (212) 635-6365
                Telephone No.:  (212) 635-4695



          (iii) if to any Guarantor, to it at the address for notices listed on

                Schedule 10.01 or such Guarantor's Guarantor Supplement;
                --------------

          (iv) if to any Bank, to it at the address or telex, telecopier or telephone number and to the attention of the individual or department, set forth below such Bank's name under the heading "Notice Address" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, set forth under the heading "Notice Address" in the Notice of Assignment given to the Borrower and the Agent with respect to such assignment;



          (v) if to the Swing Line Bank, if the Swing Line Bank is at such time (A) the Bank that is the Agent, to it at the address of the Agent or (b) any other Bank, to it at the address of such Bank;

or at such other address or telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice specifically captioned "Notice of Change of Address," given to (w) if the party to which such information pertains is the Borrower, the Agent, the Swing Line Bank and each Bank, (x) if the party to which such information pertains is the Agent, the Borrower, the Swing Line Bank and each Bank, (y) if the party to which such information pertains is a Bank, the Borrower, the Swing Line Bank and the Agent and (z) if the party to which such information pertains is the Swing Line Lender, the Borrower, the Agent and each Bank.

          (c)  Effectiveness.
               -------------

          Each notice and communication and any material to be given or delivered pursuant to the Borrower Loan Documents shall be deemed so given or delivered (i) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third Business Day after such notice, communication or material, addressed as above provided, is delivered to a United States post office and a receipt therefor is issued thereby, (ii) if sent by any other means of physical delivery, when such notice, communication or material is delivered to the appropriate address as above provided, (iii) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate telecopier number as above provided and is received at such number and (iv) if given by telephone, when communicated to the individual or any member of the department specified as the individual or department to whose attention notices, communications and materials are to be given or delivered, or, in the case of notice by the Agent to the Borrower under Section 6.02 given by telephone as above provided, if any individual or any member of the department to whose attention notices, communications and materials are to be given or delivered is unavailable at the time, to any other officer or employee of the Borrower, except that (x) notices of a change of address, telecopier or telephone number or individual or department to whose attention notices, communications and materials are to be given or delivered shall not be deemed given until received and (y) notices, communications and materials to be given or delivered to the Agent or any Bank pursuant to Sections 1.02, 1.03(c), 1.05, 1.07 and 1.12(b) and
Article 5 shall not be deemed given or delivered until received by the officer of the Agent or such Bank responsible, at the time, for the administration of the Loan Documents.

          (d)  Reasonable Notice.
               -----------------

          Any requirement under Applicable Law of reasonable notice by the Agent or the Banks to the Borrower or a Guarantor of any event in connection with, or in any way related to, the Loan Documents or the exercise by the Agent or the Banks of any of their rights thereunder shall be met if notice of such event is given to the Borrower or such Guarantor in the manner prescribed above at least 10 days before (i) the date of such event or (ii) the date after which such event will occur.

     Section 10.02  Expenses; Indemnification.
                    -------------------------

     Whether or not any Loans are made hereunder, the Borrower shall:



    (a) pay or reimburse the Agent and each Bank for all transfer, documentary, stamp and similar taxes, and all recording and filing fees and taxes, payable in connection with, arising out of, or in any way related to, the execution, delivery and performance of the Loan Documents or the making of the Loans;



    (b) pay or reimburse the Agent for all costs and expenses (including reasonable fees and disbursements of legal counsel), incurred by the Agent in connection with, arising out of, or in any way related to (i) the negotiation, preparation, execution and delivery of (A) the

Loan Documents and (B) whether or not executed, any waiver, amendment or consent thereunder or thereto, (ii) (A) the protection, preservation, exercise or enforcement of any of rights of the Agent or the Banks under or related to the Loan Documents or (B) the performance of any of their obligations under or related to the Loan Documents; and



    (c) pay or reimburse each Bank for all costs and expenses (including fees and disbursements of legal counsel and other experts employed or retained by such Bank) incurred by such Bank, in connection with, arising out of, or in any way related to (i) the negotiation, preparation, execution and delivery of (A) the Loan Documents and (B) whether or not executed, any waiver, amendment or consent thereunder or thereto; and



    (d) indemnify and hold each Indemnified Person harmless from and against all losses (including judgments, penalties and fines) suffered, and pay or reimburse each Indemnified Person for all costs and expenses (including fees and disbursements of legal counsel and other experts employed or retained by such Indemnified Person) incurred, by such Indemnified Person in connection with, arising out of, or in any way related to (i) any Loan Document Related Claim (whether asserted by such Indemnified Person or the Borrower or any other Person), including the prosecution or defense thereof and any litigation or proceeding with respect thereto (whether or not, in the case of any such litigation or proceeding, such Indemnified Person is a party thereto), or (ii) any investigation, governmental or otherwise, arising out of, related to, or in any way connected with, the Loan Documents or the relationships established thereunder, except that the foregoing indemnity shall not be applicable to any loss suffered by any Indemnified Person to the extent such loss is determined by a judgment of a court that is binding on the Borrower and such Indemnified Person, final and not subject to review on appeal, to be the result of acts or omissions on the part of such Indemnified Person constituting (x) willful misconduct or (y) knowing violations of law.

     Section 10.03  Amounts Payable Due upon Request for Payment.
                    --------------------------------------------

     All amounts payable by the Borrower under Section 10.02 and under the other provisions of the Borrower Loan Documents shall, except as otherwise expressly provided, be immediately due upon request for the payment thereof.

     Section 10.04  Remedies of the Essence.
                    -----------------------

     The various rights and remedies of the Agent and each of the Banks under the Borrower Loan Documents are of the essence of those agreements, and the Agent and each of the Banks shall be entitled to obtain a decree requiring specific performance of each such right and remedy.

     Section 10.05  Rights Cumulative.
                    -----------------

     Each of the rights and remedies of the Agent and the Banks under the Loan Documents shall be in addition to all of its other rights and remedies under the Loan Documents and Applicable Law, and nothing in the Loan Documents shall be construed as limiting any such rights or remedies.

     Section 10.06  Disclosures.
                    -----------

     The Agent and the Banks shall maintain the confidentiality of non-public information regarding the Borrower, the Guarantors and their Affiliates received pursuant to this Agreement and shall use such information only for the purposes of analyzing the financial condition of the Borrower and the Guarantors and their compliance with the terms and conditions of the Loan Documents; provided,
                                                                      --------
however, that nothing herein shall prevent the
-------

Agent or the Banks from disclosing such information (i) to its officers, directors, employees, attorneys, and accountants who have a need to know such information in accordance with customary banking practices and who receive such information having been made aware of the restrictions set forth in this Section 10.06, (ii) upon the order or other process of any court or administrative agency or regulatory authority of competent jurisdiction, (iii) pursuant to any requirement of Applicable Law, (iv) protecting, exercising or enforcing any of its rights under the Loan Documents or (v) in the case of an assignment permitted under Section 10.10, to any potential assignee so long as such Person shall have been made aware of and agreed to abide by the restrictions set forth in this Section 10.06.

     Section 10.07  Amendments; Waivers.
                    -------------------

     Any term, covenant, agreement or condition of the Borrower Loan Documents may be amended, and any right under the Borrower Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Required Banks and, if the rights and duties of the Agent or the Swing Line Bank are affected thereby, by the Agent or the Swing Line Bank, as the case may be, and, in the case of an amendment, by the Borrower; provided, however, that no amendment or waiver shall be effective, unless in writing and signed by each Bank affected thereby, to the extent it (A) changes the amount of such Bank's Commitment, (B) reduces the principal of or the rate of interest on such Bank's Loans or Note or the fees payable to such Bank hereunder, (C) postpones any date fixed for any payment of principal of or interest on such Bank's Loans or Note or the fees payable to such Bank hereunder or (D) amends Section 1.14, this
Section 10.07 or any other provision of this Agreement requiring the consent or other action of all of the Banks. Unless otherwise specified in such waiver, a waiver of any right under the Borrower Loan Documents shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of any Bank under the Borrower Loan Documents or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the Agent or any Bank under the Borrower Loan Documents or Applicable Law.

     Section 10.08  Set-Off; Suspension of Payment and Performance.
                    ----------------------------------------------

     The Agent and each Bank is hereby authorized by the Borrower and each Guarantor, at any time and from time to time, without notice, during any Event of Default, to set off against, and to appropriate and apply to the payment of, the Liabilities of such Person under the Loan Documents (whether owing to the Agent or such Bank or to any other Person that is the Agent or a Bank and whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all Liabilities owing by the Agent or such Bank or any of its Affiliates to such Person (whether payable in Dollars or any other currency, whether matured or unmatured and, in the case of Liabilities that are deposits, whether general or special, time or demand and however evidenced and whether maintained at a branch or office located within or without the United States).

     Section 10.09  Sharing of Recoveries.
                    ---------------------



    (a)   Each Bank agrees that, if, for any reason, including as a result of
(i) the exercise of any right of counterclaim, set-off, banker's lien or similar right, (ii) its claim in any applicable bankruptcy, insolvency or other similar law being deemed secured by a Debt owed by it to any Loan Party, including a claim deemed secured under Section 506 of the Bankruptcy Code, or
(iii) the allocation of payments by the Agent or any Loan Party in a manner contrary to the provisions of Section 1.14, such Bank shall receive payment of a proportion of the aggregate amount due and payable to it hereunder
(A) as principal of or interest on the RC Loans or (B) fees that is greater than the proportion received by any other Bank in respect of the respective aggregates of such amounts due and payable to such other Bank hereunder, then the Bank receiving such proportionately greater payment shall purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the rights of the other Banks hereunder in such RC Loans or fees, as the case may be, so that all such recoveries with respect to such respective amounts due and payable hereunder (net of costs of collection) shall be pro rata; provided, that if all or part of such proportionately greater payment received by the purchasing Bank is thereafter recovered by or on behalf of any Loan Party from such Bank, such purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such Bank to the extent of such recovery, but without interest (unless the purchasing Bank is required to pay interest on the amount recovered to the Person recovering such amount, in which case the selling Bank shall be required to pay interest at a like rate). The Borrower expressly consents to the foregoing arrangements and agrees that any holder of a participation in any rights hereunder so purchased or acquired pursuant to this Section 10.09(a) shall, with respect to such participation be entitled to all of the rights of a Bank under Sections 7.02,
10.02 and 10.08 (subject to any condition imposed on a Bank hereunder with respect thereto) and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrower were directly indebted to the holder of such participation for Loans in the amount of such participation.



    (b) Each Bank agrees to exercise any right of counterclaim, set-off, banker's lien or similar right that it may have in respect of any Loan Party in a manner so as to apportion the amount subject to such exercise, on a pro rata basis, first, between (i) obligations of such Loan Party for amounts subject to the sharing provisions of Section 10.09(a) and (ii) other Liabilities of such Loan Party and, second, with respect to amounts allocated to obligations of such Loan Party referred to in clause (i), between, first, to RC Loans and second, participations in Swing Loans.

     Section 10.10  Assignments and Participations.
                    ------------------------------

          (a)  Assignments.
               -----------

    (i) Neither the Borrower nor any Guarantor may assign any of its rights or obligations under the Borrower Loan Documents without the prior written consent of each Bank, and no assignment of any such obligation shall release the Borrower or such Guarantor therefrom unless each Bank, as applicable, shall have consented to such release in a writing specifically referring to the obligation from which the Borrower or such Guarantor is to be released.



    (ii) Each Bank may from time to time assign any or all of its rights and obligations under the Borrower Loan Documents to one or more Persons; provided
                                                                      --------
that, except in the case of the grant of a security interest to a Federal Reserve Bank (which may be made without condition or restriction), no such assignment shall be effective unless (A) the assignment is consented to by the Agent and, unless a Bankruptcy Default with respect to the Borrower or a Guarantor exists, the Borrower and the Guarantors, (B) the assignment shall involve the assignment of not less than $5,000,000 of the assignor Bank's Commitment, (C) a Notice of Assignment with respect to the assignment, duly executed by the assignor and the assignee, shall have been given to the Borrower and the Agent and (D) except in the case of an assignment by the Bank that is the Agent, the Agent shall have been paid an assignment fee of $3,500. Upon any effective assignment, the assignee shall have all of the rights and shall be obligated to perform all of the obligations of a Bank; provided, however, that no assignee
                                          --------  -------
shall be entitled to any amounts that would otherwise be payable to it with respect to its assignment under Section 7.02 unless (x) such amounts are payable in respect of a Regulatory Change Enacted after the date the applicable assignment agreement was executed or (y) such amounts would have been payable to the Bank that made such assignment if such assignment had not been made. In the event of any effective assignment by a Bank, the Borrower shall, against (except in the case of a partial assignment) receipt of the existing Note of the assignor Bank, issue a new Note to the assignee Bank.

          (b)  Participation.
               -------------

          Each Bank may from time to time sell or otherwise grant participations in any or all of its rights and obligations under the Borrower Loan Documents without the consent of the Borrower, any Guarantor, the Agent or any other Bank. In the event of any such grant by a Bank of a participation, such Bank's obligations under the Loan Documents to the other parties thereto shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, and the Borrower, the Guarantors, the Agent and the other Banks may continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations thereunder. A Bank may not grant to any holder of a participation the right to require such Bank to take or omit to take any action under the Loan Documents, except that a Bank may grant to any such holder the right to require such holder's consent to (i) reduce the principal of or the rate of interest on such Bank's Loans or the fees payable to such Bank hereunder, (ii) postpone any date fixed for any payment of principal or of interest on such Bank's Loans or the fees payable to such Bank hereunder, (iii) permit any Loan Party to assign any of its obligations under the Loan Documents to any other Person or (iv) release any Guarantor from its obligations under
Article 9. Each holder of a participation in any rights under the Borrower Loan Documents, if and to the extent the applicable participation agreement so provides, shall, with respect to such participation, be entitled to all of the rights of a Bank as fully as though it were a Bank under Sections 1.13, 7.02, 7.03, 10.02(d) and 10.07 (subject to any conditions imposed on a Bank hereunder with respect thereto) and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrower were directly indebted to the holder of such participation for Loans in the amount of such participation; provided, however, that no holder of a participation shall be entitled to any amounts that would otherwise be payable to it with respect to its participation under Section 1.13 or 7.02 unless (x) such amounts are payable in respect of a Regulatory Change Enacted after the date the applicable participation agreement was executed or (y) such amounts would have been payable to the Bank that granted such participation if such participation had not been granted. Each Bank selling or granting a participation shall indemnify the Borrower and the Agent for any Taxes and Liabilities that they may sustain as a result of such Bank's failure to withhold and pay any Taxes applicable to payments by such Bank to its participant in respect of such participation.

     Section 10.11  Governing Law.
                    -------------

     The rights and duties of the Borrower, the Guarantors, the Agent and the Banks under this Agreement and the Notes (including matters relating to the Maximum Permissible Rate) shall, pursuant to New York General Obligations Law
Section 5-1401, be governed by the law of the State of New York.

     Section 10.12  Judicial Proceedings; Waiver of Jury Trial.
                    ------------------------------------------

     Any judicial proceeding brought against the Borrower or any Guarantor with respect to any Loan Document Related Claim may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, the Borrower and each Guarantor (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Loan Document Related Claim and
(b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. The Borrower and each Guarantor hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 10.01(b), and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail. Nothing herein shall affect the right of the Agent, any Bank or any other Indemnified Person to serve process in any other manner permitted by law or shall limit the right of the Agent, any Bank or any other Indemnified Person to bring proceedings against the Borrower or any Guarantor in the courts of any other jurisdiction. Any judicial proceeding by the Borrower or any Guarantor against the Agent involving any Loan Document Related Claim shall be brought only in a court located in the City and State of New York and in the case of a Bank, the jurisdiction in which the Bank's principal United States office is located. THE BORROWER, THE AGENT, THE SWING LINE BANK, EACH BANK AND EACH GUARANTOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH ANY OF THEM ARE PARTY INVOLVING ANY LOAN DOCUMENT RELATED CLAIM.

     Section 10.13  LIMITATION OF LIABILITY.
                    -----------------------

     NEITHER THE AGENT NOR THE SWING LINE BANK NOR ANY OTHER INDEMNIFIED PERSON SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND THE BORROWER AND EACH GUARANTOR HEREBY WAIVE, RELEASE AND AGREE NOT TO SUE FOR, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL, AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, PUNITIVE, DAMAGES SUFFERED BY THE BORROWER OR SUCH GUARANTOR IN CONNECTION WITH ANY LOAN DOCUMENT RELATED CLAIM.

     Section 10.14  Reference Banks.
                    ---------------

     The Reference Bank shall furnish to the Agent timely information for the purpose of determining the Eurodollar Rate. If the Reference Bank shall notify the Agent that thenceforth it shall not be able to furnish such information in a timely manner or shall assign all of its Loans or Commitment to a Person that is not an Affiliate of the Reference Bank, the Agent shall, with the consent of the Required Banks and after consultation with the Borrower, appoint another Bank as a Reference Bank in place of the Reference Bank.

     Section 10.15  Severability of Provisions.
                    --------------------------

     Any provision of the Borrower Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Borrower and each Guarantor hereby waive any provision of Applicable Law that renders any provision of the Borrower Loan Documents prohibited or unenforceable in any respect.

     Section 10.16  Counterparts.
                    ------------

     This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

     Section 10.17  Survival of Obligations.
                    -----------------------

     Except as otherwise expressly provided therein, the rights and obligations of the Borrower, the Guarantors, the Agent and the other Indemnified Persons under the Borrower Loan Documents shall survive the Repayment Date; provided
                                                                    --------
that, the obligations of the Guarantors under Article 9 shall be subject to the proviso to the definition of Guaranteed Obligations.

     Section 10.18  Entire Agreement.
                    ----------------

     This Agreement and the Notes embody the entire agreement between the Borrower, the Guarantors, the Agent and the Banks relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

     Section 10.19  Successors and Assigns.
                    ----------------------

     All of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                                  ARTICLE 11
                                  ----------

                                INTERPRETATION
                                --------------

     Section 11.01  Defined Terms.
                    -------------

     For the purposes of this Agreement:

     "Accumulated Funding Deficiency" has the meaning ascribed to that term in
      ------------------------------
Section 302 of ERISA.

     "Adjusted Eurodollar Rate" means, for any Interest Period, a rate per annum
      ------------------------
(rounded upward, if necessary, to the next higher 1/16 of 1%) equal to the rate obtained by dividing (a) the Eurodollar Rate for such Interest Period by (b) a percentage equal to 1 minus the Reserve Requirement in effect from time to time during such Interest Period.

     "Affiliate" means, with respect to a Person, any other Person that,
      ---------
directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person; unless otherwise specified, "Affiliate" means an Affiliate of the Borrower. For purposes of this definition, the term "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of securities or partnership or other ownership interests or by contract or otherwise.

     "Affiliate Indebtedness" means Indebtedness payable by the Borrower or any
      ----------------------
Guarantor to any Affiliate (other than the Borrower or a Guarantor).

     "Agent" means The Bank of New York, as agent for the Banks under the Loan
      -----
Documents, and any successor Agent appointed pursuant to Section 8.08.

     "Agent's Office" means the address of the Agent specified in or determined
      --------------
in accordance with the provisions of Section 10.01(b).

     "Agreed Rate" means, for any day and with respect to a Swing Loan, a rate
      -----------
per annum equal to the rate agreed to by the Borrower and the Swing Line Bank as the rate of interest applicable to such Swing Loan.

     "Agreed Rate Interest Period" has the meaning ascribed to that term in
      ---------------------------
Section 1.02(b)(i).

     "Agreed Rate Loan" means a Swing Loan the interest on which is, or is to
      ----------------
be, as the context may require, computed on the basis of the applicable Agreed Rate.

     "Agreement" means this Agreement, including all schedules, annexes and
      ---------
exhibits hereto.

     "Applicable Law" means, anything in Section 10.11 to the contrary
      --------------
notwithstanding, (a) all applicable common law and principles of equity and (b) all applicable provisions of all (i) constitutions, statutes, rules, regulations and orders of governmental bodies, (ii) Governmental Approvals and (iii) orders, decisions, judgments and decrees of all courts (whether at law or in equity or admiralty) and arbitrators.

     "Bank" means  (a) any Person listed on the signature pages hereof following
      ----
the Agent and (b) any Person that has been assigned any or all of the rights or obligations of a Bank pursuant to Section 10.10(a).

     "Bank Tax" means any net income, franchise or similar Tax imposed upon any
      --------
Bank by any jurisdiction (or political subdivision thereof) in which such Bank or any of its Lending Offices is located or where such Bank is otherwise subject to tax other than as a result of the transactions contemplated by this Agreement, but in no event shall it mean any withholding tax.

     "Bankruptcy Default" means a Default which is such by virtue of Section
      ------------------
6.01(f).

     "Base Rate" means, for any day, a rate per annum equal to the higher of (a)
      ---------
the Prime Rate in effect on such day and (b) the sum of the Federal Funds Rate in effect on such day plus 1/2%.

     "Base Rate Loan" means a Loan the interest on which is, or is to be, as the
      --------------
context may require, computed on the basis of the Base Rate.

     "Base Rate Margin" means with respect to Base Rate Loans (a) outstanding on
      ----------------
or before June 15, 1998, 0.000% and (b) outstanding thereafter, 0.250%.

     "Benefit Plan" of any Person, means, at any time, any employee benefit plan
      ------------
(including a Multiemployer Benefit Plan), the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, or at any time within six years immediately preceding the time in question were, in whole or in part, the responsibility of such Person.

     "Borrower" means SOFTBANK Holdings Inc., a Delaware corporation.
      --------

     "Borrower Group EBITDA" means, for any period, the combined EBITDA of the
      ---------------------
Borrower and the Guarantors for such period (taken as a cumulative whole);

provided that there
--------
shall be excluded: (a) the earnings of any Subsidiary of the Borrower that is not a Guarantor and of any Subsidiary of any Guarantor that is not a Guarantor that would, in accordance with Generally Accepted Accounting Principles, be consolidated in the earnings of the Borrower or any Guarantor and (b) any such earnings of a Guarantor for any period during which it was not a Guarantor.

     "Borrower Group Payments" means, as of any date of determination, all
      -----------------------
payments to any Person other than SOFTBANK Corp., or MAC Inc. by the Borrower or the Guarantors during the period from the Restated Agreement Date to such date, or that the Borrower or any Guarantor becomes, during such period, obligated (including by way of Guaranty) to make, in respect of (a) Restricted Payments to any such Person, (b) Investments in any such Person, (c) Business Units acquired from any such Person and (d) Prepayments of Subordinated Debt of the Borrower or any Guarantor owed to any such Person.

     "Borrower Loan Documents" means the Loan Documents to which the Borrower is
      -----------------------
a party.

     "Business Day" means any day other than a Saturday, Sunday or other day on
      ------------
which banks in New York City are authorized to close.

     "Business Unit" means the assets constituting the business or a division or
      -------------
operating unit thereof of any Person.

     "Capital Security" means, with respect to any Person, (a) any share of
      ----------------
capital stock or other ownership interest of such Person or (b) any security convertible into, or any option, warrant or other right to acquire, any share of capital stock or other ownership interest of such Person.

     "Code" means the Internal Revenue Code of 1986.
      ----

     "Commitment" of any Bank means (a) the amount set forth opposite such
      -----------
Bank's name under the heading "Commitment" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's Commitment assigned to such Bank, in either case, as the same may be reduced from time to time pursuant to Section 1.07 or increased or reduced from time to time pursuant to assignments in accordance with Section 10.10 (a), or (b) as the context may require, the obligation of such Bank to make Loans in an aggregate unpaid principal amount not exceeding such amount.

     "Consolidated Subsidiary" means, with respect to any Person at any time,
      -----------------------
any Subsidiary or other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time; unless otherwise specified, "Consolidated Subsidiary" means a Consolidated Subsidiary of the Borrower.

     "Contract" means (a) any agreement (whether bi-lateral or uni-lateral or
      --------
executory or non-executory and whether a Person entitled to rights thereunder is so entitled directly or as a third-party beneficiary), including an indenture, lease or license, (b) any deed or other instrument of conveyance, (c) any certificate of incorporation or charter and (d) any by-law.

     "Debt" means any Liability that constitutes "debt" or "Debt" under section
      ----
101(11) of the Bankruptcy Code or under the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any analogous Applicable Law.

     "Default" means any condition or event that constitutes an Event of Default
      -------
or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Dollars" and the sign "$" mean lawful money of the United States of
      -------                -
America.

     "Domestic Lending Office" of any Bank means (a) the branch or office of
      -----------------------
such Bank set forth below such Bank's name under the heading "Domestic Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the branch or office of such Bank set forth under the heading "Domestic Lending Office" in the Notice of Assignment given to the Borrower and the Agent with respect to such assignment or (b) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Base Rate Loans are to be made or maintained.

     "EBITDA" means, for any Borrower or a Guarantor and for any period, the sum
      ------
     of:

          (a) Net Income of such Person for such period; plus
                                                         ----

          (b) the sum of the following items (to the extent deducted in the computation of such Net Income):

              (i)  depreciation expense;

             (ii)  amortization expense;

            (iii) interest expense and commitment fees paid or payable for such period with respect to Indebtedness of such Person (other than InterCompany Indebtedness), including imputed interest on capital leases and fees and other amounts paid or payable for such period to any Person under interest rate or currency swap or similar transactions;

             (iv)  income tax expense; and

              (v)  other non-cash items.

EBITDA will be adjusted to (A) exclude the EBITDA attributable to any asset or business that was disposed of (either directly or as part of an exchange) by the Borrower or any Guarantor and (B) include the EBITDA attributable to any asset or business that was acquired (either directly or as part of an exchange) by the Borrower or any Guarantor, in each case during the period of calculation (as if such asset or business had not been owned, or had been owned (as applicable), by the Borrower or any Guarantor during such period).

     "Effective Date" means March 27, 1996, being the date that this Agreement
      --------------
(prior to any amendment and restatement hereof) originally became effective.

     "Enacted", as applied to a Regulatory Change, means the date such
      -------
Regulatory Change first becomes effective or is implemented or first required or expected to be complied with, whether the same is (a) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority, or otherwise or (b) enacted, adopted, issued or proposed before or after the Effective Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974.
      -----

     "ERISA Affiliate" means, with respect to any Person, any other Person,
      ---------------
including a Subsidiary or other Affiliate of such first Person, that is a member of any group of organizations within the meaning of Code Sections 414(b), (c),
(m) or (o) of which such first Person is a member.

     "Eurodollar Business Day" means any Business Day on which dealings in
      -----------------------
Dollar deposits are carried on in the London interbank market and on which commercial banks are open for domestic and international business (including dealings in Dollar deposits) in London, England.

     "Eurodollar Lending Office" of any Bank means (a) the branch or office of
      -------------------------
such Bank set forth below such Bank's name under the heading "Eurodollar Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the branch or office of such Bank set forth under the heading "Eurodollar Lending Office" in the Notice of Assignment given to the Borrower and the Agent with respect to such assignment or (b) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Eurodollar Rate Loans are to be made or maintained.

     "Eurodollar Rate" means, for any Interest Period, the rate per annum
      ---------------
determined by the Agent to be the rate at which the Reference Bank offered or would have offered to place with first-class banks in the London interbank market deposits in Dollars in amounts comparable to the Eurodollar Rate Loan of the Reference Bank to which such Interest Period applies, for a period equal to such Interest Period, at 11:00 a.m. (London time) on the second Eurodollar Business Day before the first day of such Interest Period.

     "Eurodollar Rate Loan" means a RC Loan the interest on which is, or is to
      --------------------
be, as the context may require, computed on the basis of the Adjusted Eurodollar Rate.

     "Eurodollar Rate Margin" means, with respect to Eurodollar Rate Loans (a)
      ----------------------
outstanding on or before May 14, 1998, 0.625%, (b) outstanding on or after May 15, 1998 and on or before June 15, 1998, 0.750% and (c) outstanding thereafter, 1.500%.

     "Event of Default" means any of the events specified in Section 6.01.
      ----------------

     "Existing Benefit Plan" means any Benefit Plan listed on Schedule 4.12.
      ---------------------                                   -------------

     "Existing Guaranty" means (a) any Guaranty outstanding on the Restated
      -----------------
Agreement Date, to the extent set forth on Schedule 4.06, and (b) any Guaranty
                                           -------------
that constitutes a renewal, extension or replacement of an Existing Guaranty, but only if (i) at the time such Guaranty is entered into and immediately after giving effect thereto, no Default would exist, (ii) such Guaranty is binding only on the obligor or obligors under the Guaranty so renewed, extended or replaced, (iii) the principal amount of the obligations Guaranteed by such Guaranty does not exceed the principal amount of the obligations Guaranteed by the Guaranty so renewed, extended or replaced at the time of such renewal, extension or replacement and (iv) the obligations Guaranteed by such Guaranty bear interest at a rate per annum not exceeding the rate borne by the obligations Guaranteed by the Guaranty so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase.

     "Existing Indebtedness" means, (a) any Indebtedness listed on Schedule
      ---------------------                                        --------
4.05, (b) in the case of any Guarantor that became a Guarantor after the Restated Agreement Date, any Indebtedness of such Guarantor outstanding at the time such Guarantor became a Guarantor, but only if such Indebtedness was not incurred in contemplation thereof, and (c) any Indebtedness constituting a renewal, extension or refunding of any Existing Indebtedness, but only if (i) at the time such Indebtedness is incurred and immediately after giving effect thereto, no Default would exist, (ii) the principal amount of such Indebtedness does not exceed the principal amount of the Indebtedness so renewed, extended or refunded at the time of such renewal, extension or refunding, (iii) if the Indebtedness so renewed, extended or refunded was Subordinated Indebtedness, such Indebtedness constitutes Subordinated Indebtedness and (iv) such Indebtedness bears interest at a rate per annum not exceeding the rate borne by the Indebtedness so renewed, extended or refunded except for any increase that is commercially reasonable at the time such Indebtedness is incurred.

     "Existing Investments" means any Investment listed on Schedule 4.11.
      --------------------                                 -------------

     "Exposure" means, with respect to any Bank at any time, an amount equal to
      --------
the sum of (a) the aggregate unpaid principal amount at such time of the RC Loans of such Bank, plus (b) such Bank's Pro Rata Share of the aggregate unpaid principal amount at such time of the Swing Loans.

     "Federal Funds Rate" means, for any day, the weighted average of the rates
      ------------------
on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of quotations for such day on such transactions received by The Bank of New York from three Federal funds brokers of recognized standing selected by such bank.

     "Forums L.P." means SOFTBANK Forums L.P., a Delaware limited partnership.
      -----------

     "Funded Current Liability Percentage" has the meaning ascribed to that term
      -----------------------------------
in Code Section 401(a)(29).

     "Generally Accepted Accounting Principles" means generally accepted
      ----------------------------------------
accounting principles as in effect in the United States of America on the Effective Date.

     "Governmental Approval" means any authorization, consent, approval, license
      ---------------------
or exemption of, registration or filing with, or report or notice to, any governmental unit.

     "Guaranteed Obligations" means all Liabilities of the Borrower and each
      ----------------------
Guarantor for the payment of money owing to, or in favor or for the benefit of, or purporting to be owing to, or in favor or for the benefit of, the Agent, the Swing Line Bank or any other Bank, including those under the Loan Documents, any letter of credit issued for the account of the Borrower or a Guarantor, any foreign exchange contract (whether the same is for future or spot delivery or a hedge transaction), hedge transactions (including interest rate swaps and collars and the like), derivative obligations (including commodities swaps, commodities options, equity or equity index swaps and the like), and overdrafts and other extensions of credit under cash management arrangements, checking accounts and the like, in each case (i) WHETHER NOW EXISTING OR HEREAFTER ARISING AND (ii) WHETHER OR NOT AN ALLOWABLE CLAIM AGAINST THE BORROWER OR SUCH GUARANTOR UNDER THE BANKRUPTCY CODE OR OTHERWISE ENFORCEABLE AGAINST THE BORROWER OR SUCH GUARANTOR, AND INCLUDING, IN ANY EVENT, INTEREST AND OTHER LIABILITIES ACCRUING OR ARISING AFTER THE FILING BY OR AGAINST THE BORROWER OR SUCH GUARANTOR OF A PETITION UNDER THE BANKRUPTCY CODE OR THAT WOULD HAVE SO ACCRUED OR ARISEN BUT FOR THE FILING OF SUCH A PETITION; provided that, in the
                                                         --------
case of any such Liability arising after the Repayment Date, such Liability is a Liability of the Borrower under this Agreement or such Liability arose under, in connection with or is related to another Contract or other arrangement (including the letters of credit, foreign exchange contracts, hedging transactions, derivative obligations, cash management arrangements and checking accounts referred to above) in effect on or before the Repayment Date and, in the case of any such Liability arising under, in connection with or related to a Contract or other arrangement in effect on the Repayment Date, such Liability arose, or relates to facts existing, on or before the date such Contract or other arrangement is terminated.

     "Guarantor" shall mean each Person listed on Schedule 9.01 and each Person
      ---------                                   -------------
executing and delivering a Guarantor Supplement.

     "Guarantor Supplement" shall mean a supplement hereto in the form of
      --------------------
Schedule 9.10.
-------------

     "Guaranty" of any Person means any obligation, contingent or otherwise, of
      --------
such Person (a) to pay any Liability of any other Person or to otherwise protect, or having the practical effect of protecting, the holder of any such Liability against loss (whether such obligation arises by virtue of such Person being a partner of a partnership or participant in a joint venture or by agreement to pay, to keep well, to purchase assets, goods, securities or services or to take or pay, or otherwise) or (b) incurred in connection with the issuance by a third Person of a Guaranty of any Liability of any other Person (whether such obligation arises by agreement to reimburse or indemnify such third Person or otherwise). The word "Guarantee" when used as a verb has the
                                       ---------
correlative meaning.

     "Indebtedness" of any Person means (in each case, whether such obligation
      ------------
is with full or limited recourse), without duplication, (a) any obligation of such Person for borrowed money, (b) any obligation of such Person evidenced by a bond, debenture, note or other similar instrument, (c) any obligation of such Person to pay the deferred purchase price of property or services, except a trade account payable that arises in the ordinary course of business but only if and so long as the same is payable on customary trade terms, (d) any obligation of such Person as lessee under a capital lease, (e) any Mandatorily Redeemable Stock of such Person owned by any Person other than such Person or an Indebtedness-Free Subsidiary of such Person (the amount of such Mandatorily Redeemable Stock to be determined for this purpose as the higher of the liquidation preference of and the amount payable upon redemption of such Mandatorily Redeemable Stock), (f) any obligation of such Person to purchase securities or other property that arises out of or in connection with the sale of the same or substantially similar securities or property, (g) any non-contingent obligation of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or other Guaranty issued by such other Person to the extent that such reimbursement obligation remains outstanding after it becomes non-contingent,
(h) any amount that is due and payable under an interest rate or currency swap or similar obligation, including any amount required to be paid upon the early termination or other unwinding of any such obligation but excluding any regularly scheduled interim payments thereunder except to the extent that any such interim payment is overdue beyond any applicable grace period, except that if any agreement relating to such obligation provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount thereof, (i) any Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on any asset of such Person and (j) any Indebtedness of others Guaranteed by such Person.

     "Indebtedness-Free Subsidiary" means a Subsidiary (a) all of the Capital
      ----------------------------
Securities, other ownership interests and rights to acquire ownership interests of which are owned or controlled by the Borrower, by one or more other Indebtedness-Free Subsidiaries or by the Borrower and one or more other Indebtedness-Free Subsidiaries and (b) that has no Indebtedness other than the Loans and Indebtedness owing to the Borrower or another Indebtedness-Free Subsidiary.

     "Indemnified Person" means (a) any Person that is, or at any time was, the
      ------------------
Agent, a Bank, the Swing Line Bank, an Affiliate of any such Person or a director, officer, employee or agent of any such Person and (b) BNY Capital Markets, Inc. or a director, officer, employee or agent thereof.

     "Information" means data, certificates, reports, statements (including
      -----------
financial statements), opinions of counsel, documents and other information.

     "Intellectual Property" means (a) (i) patents and patent rights, (ii)
      ---------------------
trademarks, trademark rights, trade names, trade name rights, corporate names, business names, trade styles, service marks, logos and general intangibles of like nature and (iii) copyrights, in each case whether registered, unregistered or under pending registration and, in the case of any such that are registered or under pending registration, whether registered or under pending registration under the laws of the United States or any other country, (b) reissues, continuations, continuations-in-part and extensions of any Intellectual Property referred to in clause (a), and (c) rights relating to any Intellectual Property referred to in clause (a) or (b), including rights under applications (whether pending under the laws of the United States or any other country) or licenses relating thereto.

     "InterCompany Indebtedness" means Indebtedness payable by the Borrower or
      -------------------------
any Guarantor that is payable to the Borrower or any Guarantor.

     "Interest Payment Date" means the last day of each calendar quarter and the
      ---------------------
Termination Date.

     "Interest Period" means a period commencing, in the case of the first
      ---------------
Interest Period applicable to a Eurodollar Rate Loan, on the date of the making of, or conversion into, such Loan, and, in the case of each subsequent, successive Interest Period applicable thereto, on the last day of the immediately preceding Interest Period, and ending in the case of Eurodollar Rate Loans, depending on the Type of Loan, on the same day in the first, second, third or sixth calendar month thereafter, except that (a) any Interest Period that would otherwise end on a day that is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day and (b) any Interest Period that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall end on the last Eurodollar Business Day of a calendar month.

     "Investment" of any Person means (a) any Capital Security, evidence of
      ----------
Indebtedness or other security or instrument issued by any other Person, (b) any loan, advance or extension of credit to (including Guaranties of Liabilities of), or any contribution to the capital of, any other Person and (c) any other investment in any other Person. An Investment shall be deemed to be "outstanding", except to the extent that it has been paid or otherwise satisfied in cash or the Person making such Investment has received cash in consideration for the sale thereof, notwithstanding the fact that such Investment may otherwise have been forgiven, released, canceled or otherwise nullified.

     "Kingston Contingent Obligation" means the Contingent Promissory Note made
      ------------------------------
by SOFTBANK Kingston, Inc. to the order of Kingston Technology Corporation,
   --------
dated as of October 1, 1997 in the amount of $450,000,000.

     "Kingston Guarantee" means the guarantee of the Borrower pursuant to the
      ------------------
Guarantee dated as of October 1, 1997, of the Kingston Contingent Obligation as in effect on the Restated Agreement Date, after giving effect to all amendments and waivers (a) that become effective after the Restated Agreement Date and (b) to which Section 4.15(b) is not applicable.

     "Lending Office" of any Bank means the Domestic Lending Office or the
      --------------
Eurodollar Lending Office of such Bank.

     "Liability" of any Person means (in each case, whether with full or limited
      ---------
recourse) any indebtedness, liability, obligation, covenant or duty of or binding upon, or any term or condition to be observed by or binding upon, such Person or any of its assets, of any kind, nature or description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, whether arising under Contract, Applicable Law, or otherwise, whether now existing or hereafter arising, and whether for the payment of money or the performance or non-performance of any act.

     "Lien" means, with respect to any property or asset (or any income or
      ----
profits therefrom) of any Person (in each case whether the same is consensual or nonconsensual or arises by Contract, operation of law, legal process or otherwise) (a) any mortgage, lien, pledge, attachment, levy or other security interest of any kind thereupon or in respect thereof or (b) any other arrangement, express or implied, under which the same is subordinated, transferred, sequestered or otherwise identified so as to subject the same to, or make the same available for, the payment or performance of any Liability in priority to the payment of the ordinary, unsecured Liabilities of such Person. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Loan" means any RC Loan or Swing Loan.
      ----

     "Loan Document Related Claim" means any claim or dispute (whether arising
      ---------------------------
under Applicable Law, including any "environmental" or similar law, under Contract or otherwise and, in the case of any proceeding relating to any such claim or dispute, whether civil, criminal, administrative or otherwise) in any way arising out of, related to, or connected with, the Loan Documents, the relationships established thereunder or any actions or conduct thereunder or with respect thereto, whether such claim or dispute arises or is asserted before or after the Effective Date or before or after the Repayment Date.

     "Loan Document Representation and Warranty" means any "Representation and
      -----------------------------------------
Warranty" as defined in any Loan Document and any other representation or warranty made or deemed made under any Loan Document.

     "Loan Documents" means this Agreement, the Notes and each Subordination
      --------------
Agreement.

     "Loan Party" means any Person (other than the Agent or a Bank) that is a
      ----------
party to a Loan Document.

     "MAC Inc." means MAC Inc., a Japanese corporation.
      --------

     "MAC Inc. Payments" means, as of any date of determination, all payments to
      -----------------
MAC Inc. either made by the Borrower or the Guarantors during the period from the Restated Agreement Date to such date, or that the Borrower or any Guarantor becomes, during such period, obligated to make, in respect of (a) Restricted Payments to MAC Inc., (b) Investments in MAC Inc. (other than pursuant to the terms of the Management Agreement), (c) Business Units acquired from MAC Inc. and (d) Prepayments of Subordinated Debt of the Borrower or any Guarantor owed to MAC Inc.

     "Management Agreement" means that certain Management Agreement (a) among
      --------------------
MAC Inc., MAC Holdings (Europe) Ltd. ("MAC Europe") and Ziff-Davis Inc. (formerly known as Ziff-Davis Publishing Company) providing for, among other things, the funding of certain operational expenses relating to the assets transferred to MAC Inc. and MAC Europe pursuant to the Asset Purchase Agreement dated as of November 8, 1995 and referred to therein, (b) a true and correct copy of which, in the form executed and delivered, has been delivered to the Agent, (c) which is in form and substance satisfactory to the Agent and (d) no amendment to or waiver under which has become effective except for amendments and waivers that have either (i) been approved by the Agent or (ii) are not materially adverse to the interests of the Banks, provided that, in the case of clause (ii) such
                        --------
amendments and waivers are in writing and copies thereof have been provided to the Agent within 30 days of their execution and delivery.

     "Mandatorily Redeemable Stock" means, with respect to any Person, any share
      ----------------------------
of such Person's capital stock to the extent that it is (a) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into any Indebtedness or other Liability of such Person, (i) at a fixed or determinable date, whether by operation of a sinking fund or otherwise, (ii) at the option of any Person other than such Person or (iii) upon the occurrence of a condition not solely within the control of such Person, such as a redemption required to be made out of future earnings or (b) convertible into Mandatorily Redeemable Stock.

     "Masayoshi Son" shall mean that Person whose business address is, as of the
      -------------
Restated Agreement Date, 24-1 Nihonbashi-Hakozakicho, Chuo-ku, Tokyo 103, Japan.

     "Materially Adverse Effect" means, (a) with respect to any Person, any
      -------------------------
materially adverse effect on such Person's business, assets, Liabilities, financial condition, results of operations or business prospects, (b) with respect to a group of Persons "taken as a whole", any materially adverse effect on such Persons' business, assets, Liabilities, financial conditions, results of operations or business prospects taken as a whole on, where appropriate, a consolidated basis in accordance with Generally Accepted Accounting Principles and (c) with respect to any Loan Document, any materially adverse effect on the binding nature, validity or enforceability thereof as an obligation of any Loan Party that is a party thereto.

     "Money Market Investment" means (a) any security issued or directly and
      -----------------------
fully guaranteed or insured by the United States government or any agency or instrumentality thereof having a remaining maturity of not more than one year,
(b) any certificate of deposit, eurodollar time deposit and bankers' acceptance with remaining maturity of not more than one year, any overnight bank deposit, and any demand deposit account, in each case with any Bank or with any United States commercial bank having capital and surplus in excess of $500,000,000 and rated B or better by Thomson Bankwatch Inc., (c) any repurchase obligation with a term of not more than seven days entered into with (i) any financial institution meeting the qualifications specified in clause (b) above or (ii) any primary dealer of national reputation reporting daily to the Federal Reserve Bank of New York, and (d) any commercial paper issued by any Bank or the parent corporation of any Bank and any other commercial paper of issuers rated A-2 by Standard & Poor's Rating Group or Prime-2 by Moody's Investors Service, Inc. and in any case having a remaining maturity of not more than six months.

     "Multiemployer Benefit Plan" means any Benefit Plan that is a multiemployer
      --------------------------
plan as defined in Section 4001(a)(3) of ERISA.

     "Net Cash Proceeds" means, with respect to (a) the disposition of any
      -----------------
asset, including Capital Securities of Persons other than the Person effecting the disposition, (i) the gross cash proceeds of such disposition (including (A) insurance payments and condemnation awards and (B) principal payments in respect of any notes or other instruments received as consideration for such disposition) less (ii) (A) all documented taxes, fees, including underwriting and placement fees, and reasonable expenses payable by the Borrower and its Subsidiaries in connection with such disposition, including income taxes payable as a consequence of such disposition, (B) the principal amount of, and the premium, if any, and interest on, any Indebtedness (other than the Loans) secured by such asset and required to be prepaid upon such disposition and (C) amounts required to be maintained as a reserve against liabilities associated with such disposition under Generally Accepted Accounting Principles as then in effect (provided that such amounts shall cease to be deducted from Net Cash Proceeds and may become payable whenever they cease to be so required to be maintained) and (b) the disposition of any Capital Security that is a Capital Security of the Person effecting such disposition, (i) the gross cash proceeds of such disposition (including principal payments in respect of any notes or other instruments received as consideration for such disposition) less (ii) all underwriting, placement and other fees and discounts and any other expenses reasonably incurred in connection with such disposition.

     "Net Income" means, for any Person and for any period, the net income (or
      ----------
net loss) of such Person for such period; provided that such amount shall be
                                          --------
adjusted to exclude (to the extent otherwise included therein):

          (a) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period and except for normal accruals and reversals in the ordinary course of business;

          (b) any write-up or write-down of any asset;

          (c) any net gain or loss from the collection of the proceeds of any insurance policies;

          (d) any gain or loss arising from the acquisition of any securities or Indebtedness of such Person and any net loss arising from the exercise of any warrant of such Person;

          (e) any deferred credit representing the excess of equity in any Person at the date of acquisition over the cost of the investment in such Person;

          (f) any aggregate net gain (or loss) during such period arising from the sale, exchange or other disposition of capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities) other than any sale, exchange or other disposition in the ordinary course of business, provided that there shall also be excluded any
                                  --------
     related charges for taxes on such capital assets;

          (g) any net gains or losses resulting from the extinguishment or defeasance of any Indebtedness;

          (h) any earnings or losses from discontinued businesses; and

          (i) all other extraordinary items.

     "New Subordinated Indebtedness" means Subordinated Indebtedness incurred
      -----------------------------
after the Restated Agreement Date.

     "Note" means any RC Note or Swing Loan Note.
      ----

     "Notice of Assignment" means any notice to the Borrower and the Agent with
      --------------------
respect to an assignment pursuant to Section 10.10(a) in the form of Schedule
                                                                     --------
10.10(a).
--------

     "PBGC" means the Pension Benefit Guaranty Corporation.
      ----

     "Permitted Guaranty" means any Guaranty that is (a) an endorsement of a
      ------------------
check for collection in the ordinary course of business, (b) a Guaranty of and only of the Guaranteed Obligations, (c) a Guaranty constituting an Investment to which Section 4.11 is not applicable by virtue of clause (c)(ii) or (g) of such Section, (d) a Guaranty of Indebtedness to which Section 4.05 is not applicable by virtue of clause (e) or (f) of such Section, (e) the Kingston Guarantee, (f) a Guaranty of a Liability of the Borrower or a Guarantor not constituting Indebtedness to which Section 4.05 is not applicable by virtue of clause (e) or
(f) of such Section; provided that, such Guaranty and such Liability shall each
                     --------
be incurred in the ordinary course of business of the party obligated thereunder and shall be upon terms and conditions reasonable and customary in the industry in which such party conducts its business or (g) a Guaranty by a ZD Holdings Subsidiary of Indebtedness in principal amount, together with the aggregate principal amount of all other Indebtedness so Guaranteed, not exceeding $2,000,000 at any time.

     "Permitted Lien" means (a) any Lien securing and only securing the
      --------------
obligations of the Loan Parties under the Loan Documents; (b) any Lien securing a tax, assessment or other governmental charge or levy or the claim of a materialman, mechanic, carrier, warehouseman or landlord for labor, materials, supplies or rentals incurred in the ordinary course of business, but only if payment thereof shall not at the time be required to be made in accordance with
Section 4.01(d) and foreclosure, distraint, sale or other similar proceedings shall not have been commenced; (c) any Lien on the properties and assets of a Guarantor securing an obligation owing to the Borrower or a Guarantor; (d) any Lien consisting of a deposit or pledge made in the ordinary course of business in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance or similar legislation; (e) any Lien arising pursuant to an order of attachment, distraint or similar legal process arising in connection with legal proceedings, but only if and so long as the execution or other enforcement thereof is not unstayed for more than 20 days;
(f) any Lien existing on (i) any property or asset of any Person at the time such Person becomes a Guarantor or (ii) any property or asset at the time such property or asset is acquired by the Borrower or a Guarantor, but only, in the case of either (i) or (ii), if and so long as (A) such Lien was not created in contemplation of such Person becoming a Guarantor or such property or asset being acquired, (B) such Lien is and will remain confined to the property or asset subject to it at the time such Person becomes a Guarantor or such property or asset is acquired and to fixed improvements thereafter erected on such property or asset, (C) such Lien secures only the obligation secured thereby at the time such Person becomes a Guarantor or such property or asset is acquired and (D) the obligation secured by such Lien is not in default; (g) any Lien in existence on the Restated Agreement Date to the extent set forth on Schedule
                                                                    --------
4.07, but only, in the case of each such Lien, to the extent it secures an
----
obligation outstanding on the Restated Agreement Date to the extent set forth on such Schedule; (h) any

Lien securing Purchase Money Indebtedness but only if, in the case of each such Lien, (i) such Lien shall at all times be confined solely to the property or asset the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien and to fixed improvements thereafter erected on such property or asset and (ii) such Lien attached to such property or asset within 30 days of the acquisition of such property or asset;
(i) any Lien on the properties and assets of a ZD Holdings Subsidiary securing Indebtedness in principal amount, together with the aggregate principal amount of all other Indebtedness so secured, not exceeding $2,000,000 at any time; or
(j) any Lien constituting a renewal, extension or replacement of a Lien constituting a Permitted Lien by virtue of clause (f), (g), (h) or (j) of this definition, but only if (i) at the time such Lien is granted and immediately after giving effect thereto, no Default would exist, (ii) such Lien is limited to all or a part of the property or asset that was subject to the Lien so renewed, extended or replaced and to fixed improvements thereafter erected on such property or asset, (iii) the principal amount of the obligations secured by such Lien does not exceed the principal amount of the obligations secured by the Lien so renewed, extended or replaced, (iv) if the principal amount of such obligations constitutes Subordinated Indebtedness, such obligations continue to constitute Subordinated Indebtedness and (v) the obligations secured by such Lien bear interest at a rate per annum not exceeding the rate borne by the obligations secured by the Lien so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase.

     "Permitted Restrictive Covenant" means (a) any covenant or restriction
      ------------------------------
contained in any Loan Document, (b) any covenant or restriction binding upon any Person at the time such Person becomes a Guarantor if the same is not created in contemplation thereof, (c) any covenant or restriction of the type contained in
Section 4.07 that is contained in any Contract evidencing or providing for the creation of or concerning Purchase Money Indebtedness so long as such covenant or restriction is limited to the property purchased therewith and (d) any covenant or restriction that (i) is not more burdensome than an existing Permitted Restrictive Covenant that is such by virtue of clause (b), (c) or (d),
(ii) is contained in a Contract constituting a renewal, extension or replacement of the Contract in which such existing Permitted Restrictive Covenant is contained and (iii) is binding only on the Person or Persons bound by such existing Permitted Restrictive Covenant.

     "Permitted Stock Option Plan" means, as applied to any Person, any plan or
      ---------------------------
program in the nature of an incentive plan or program that has been duly adopted, if such Person is a corporation, by its board of directors, or, if such Person is a partnership, by its general partner or partners, providing for the issuance of Capital Securities of such Person; provided that the amount of
                                               --------
Capital Securities that are subject to, and the terms and conditions of, such plan or program are conventional and not more favorable than those of similar plans or programs maintained by Persons of a size similar to such Person and engaged in businesses similar to that of such Person.

     "Person" means any individual, sole proprietorship, corporation,
      ------
partnership, trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, government or any agency or political subdivision thereof or, for the purpose of the definition of "ERISA Affiliate," any trade or business.

     "Post-Default Rate" means the rate otherwise applicable under Section
      -----------------
1.03(a) plus 2.0%.

     "Prepayment", as applied to Subordinated Indebtedness, means any payment on
      ----------
account of the principal of such Subordinated Indebtedness, other than a payment of principal at a regularly scheduled maturity (without giving affect to any acceleration), whether such payment is by way of purchase, repayment, defeasance, redemption or other entitlement.

     "Prime Rate" means the prime commercial lending rate of The Bank of New
      ----------
York, as publicly announced to be in effect from time to time. The Prime Rate shall be adjusted automatically, without notice, on the effective date of any change in such prime commercial lending rate. The Prime Rate is not necessarily The Bank of New York's lowest rate of interest.

     "Pro Rata Share," as applied to a Bank means, at any time, the percentage
      --------------
obtained by dividing the amount of such Bank's Commitment at such time by the sum of the Commitments at such time of all the Banks.

     "Prohibited Transaction" means any transaction that is prohibited under
      ----------------------
Code Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408.

     "Purchase Money Indebtedness" means (a) Indebtedness of a Person that is
      ---------------------------
incurred to finance part or all of (but not more than) the purchase price of a tangible asset, provided that (i) neither the Borrower nor any Guarantor had at
                --------
any time prior to such purchase any interest in such asset other than a security interest or an interest as lessee under an operating lease and (ii) such Indebtedness is incurred within 30 days after such purchase, or (b) Indebtedness that (i) constitutes a renewal, extension or refunding of, but not an increase in the principal amount of, Purchase Money Indebtedness that is such by virtue of clause (a) or (b), (ii) bears interest at a rate per annum that is commercially reasonable at the time such Indebtedness is incurred and (iii) if the Indebtedness that is being renewed, extended or refunded constitutes Subordinated Indebtedness, such Indebtedness constitutes Subordinated Indebtedness.

     "Qualified Swing Loan" means at any time, with respect to any Swing Loan,
      --------------------
the principal amount of such Swing Loan that Banks would be required to refinance with RC Loans or purchase participations in pursuant to Section 1.05(c)(i) or (ii), as the case may be, after giving effect to the provisions of
Section 1.05(c)(iii).

     "RC Loan" means any amount advanced by a Bank pursuant to Section 1.01(a).
      -------

     "RC Note" means any Note in the form of Exhibit A-1.
      -------                                -----------

     "Reference Bank" means The Bank of New York and any replacement Reference
      --------------
Bank appointed pursuant to Section 10.14.

     "Regulation D" means Regulation D of the Board of Governors of the Federal
      ------------
Reserve System.

     "Regulation U" means Regulation U of the Board of Governors of the Federal
      ------------
Reserve System.

     "Regulation X" means Regulation X of the Board of Governors of the Federal
      ------------
Reserve System.

     "Regulatory Change" means any Applicable Law, interpretation, directive,
      -----------------
request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement thereof, that becomes effective or is implemented or first required or expected to be complied with after the Effective Date, whether the same is (a) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority, or otherwise or (b) enacted, adopted, issued or proposed before or after the Effective Date, including any such that imposes, increases or modifies any Tax, reserve requirement, insurance charge, special deposit requirement, assessment or capital adequacy requirement, but excluding any such that imposes, increases or modifies any Bank Tax.

     "Repayment Date" means the later of (a) the termination of the Commitments
      --------------
(whether as a result of the occurrence of the Termination Date, reduction to zero pursuant to Section 1.07 or termination pursuant to Section 6.02) and (b) the payment in full of the Loans and all other amounts payable or accrued hereunder.

     "Reportable Event" means, with respect to any Benefit Plan of any Person,
      ----------------
(a) the occurrence of any of the events set forth in ERISA Sections 4043(c), other than an event as to which the requirement of 30 days' notice, or the penalty for failure to provide such notice, has been waived by the PBGC, (b) the existence of conditions sufficient to require advance notice to the PBGC pursuant to ERISA Section 4043(b), (c) the occurrence of any of the events set forth in ERISA Sections 4062(e) or 4063(a) or the regulations thereunder, (d) any event requiring such Person or any of its ERISA Affiliates to provide security to such Benefit Plan under Code Section 401(a)(29) or (e) any failure to make a payment required by Code Section 412(m) with respect to such Benefit Plan.

     "Representation and Warranty" means any representation or warranty made
      ---------------------------
pursuant to or under (a) Article 2, Article 3, Section 5.02 or any other provision of this Agreement or (b) any amendment to, or waiver of rights under, this Agreement, WHETHER OR NOT, IN THE CASE OF ANY REPRESENTATION OR WARRANTY REFERRED TO IN CLAUSE (a) OR (b) OF THIS DEFINITION (EXCEPT, IN EACH CASE, TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED), THE INFORMATION THAT IS THE SUBJECT MATTER THEREOF IS WITHIN THE KNOWLEDGE OF THE BORROWER.

     "Required Banks" means, at any time, Banks having more than, if there are
      --------------
at such time four or more Banks, 51% or, if at such time there are less than four Banks, 66-2/3% of the aggregate amount of the Commitments or, if the Commitments shall have expired or been terminated, Banks having more than, if there are at such time four or more Banks, 51% or, if at such time there are less than four Banks, 66-2/3% of the aggregated amount of the Exposures outstanding.

     "Reserve Requirement" means, at any time, the then current maximum rate for
      -------------------
which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding five billion Dollars against "Eurocurrency liabilities", as that term is used in Regulation D. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

     "Restated Agreement Date" means the date set forth as such on the last
      -----------------------
signature page hereof, which date is the date the executed copies of this Agreement, as amended and restated as of such date, were delivered by all parties hereto and, accordingly, the date this Agreement, as amended and restated of such date, became effective and, for the first time binding upon such parties.

     "Restricted Payment" means, with respect to any Person, any payment with
      ------------------
respect to or on account of any of such Person's Capital Securities, including any dividend or other distribution on, any payment of interest on or principal of, and any payment on account of any purchase, redemption, retirement, exchange, defeasance or conversion of, or on account of any claim relating to or arising out of the offer, sale or purchase of, any such Capital Securities. For the purposes of this definition, a "payment" shall include the transfer of any asset or the incurrence of any Indebtedness or other Liability (the amount of any such payment to be the fair market value of such asset or the amount of such obligation, respectively) but shall not include the issuance of any capital stock of the Borrower other than Mandatorily Redeemable Stock.

     "SOFTBANK Corp." means SOFTBANK Corp., a Japanese corporation.
      --------------

     "SOFTBANK Corp. Payments" means, as of any date of determination, all
      -----------------------
payments to SOFTBANK Corp. either made by the Borrower or the Guarantors during the period from the Restated Agreement Date to such date, or that the Borrower or any Guarantor becomes, during such period, obligated to make, in respect of
(a) Restricted Payments to SOFTBANK Corp., (b) Investments in SOFTBANK Corp.,
(c) Business Units acquired from SOFTBANK Corp. and (d) Prepayments of Subordinated Debt of the Borrower or any Guarantor owed to SOFTBANK Corp.

     "SOFTBANK Kingston" means SOFTBANK Kingston Inc., a Delaware corporation.
      -----------------

     "Subordinated Indebtedness" means Affiliate Indebtedness that is subject to
      -------------------------
a Subordination Agreement.

     "Subordination Agreement" means (a) a Subordination Agreement substantially
      -----------------------
in the form of Exhibit B and (b) with respect to which, the Agent, if it shall
               ---------
have requested the same, shall have received an opinion, in form and substance satisfactory to the Agent, of counsel, acceptable to the Agent, to the effect that such Subordination Agreement has been duly authorized, executed and delivered by the obligee subject thereto and constitutes a legally binding agreement of such Person, enforceable against such Person in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization and other similar laws affecting the enforcement of creditors' rights generally.

     "Subordinator" means any Person that has agreed, pursuant to a
      ------------
Subordination Agreement to which such Person is party, to subordinate Affiliate Indebtedness payable to it as provided in such Subordination Agreement.

     "Subsidiary"  means, with respect to any Person, any other Person (i)
      ----------
securities of which having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions) or (ii) other ownership interests of which ordinarily constituting a majority voting interest, are at the time, directly or indirectly, owned or controlled by such first

Person, or by one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries; unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower, and "Subsidiaries" means the Subsidiaries of the Borrower.

     "Swing Line Availability" means, at any time, the lesser of (a) the Swing
      -----------------------
Line Sublimit at such time less the aggregate principal amount of outstanding Swing Loans at such time and (b) the Commitments at such time less the aggregate amount of the Exposures of all of the Banks at such time.

     "Swing Line Bank" means the Bank that, with its consent and the consent of
      ---------------
each existing Swing Line Bank, if any, is designated as such by the Borrower. On the Restated Agreement Date such Bank is The Bank of New York.

     "Swing Line Bank's Office" means, at any time that the Bank that is the
      ------------------------
Swing Line Bank is the Agent, the Agent's Office and, at any other time, the address of such Bank determined in accordance with the provisions of Section 10.01(b)(iv).

     "Swing Line Sublimit" means $25,000,000.
      -------------------

     "Swing Loan" means an amount advanced by the Swing Line Bank pursuant to
      ----------
Section 1.01(b).

     "Swing Loan Note" means a note in the form attached hereto as Exhibit A-II.
      ---------------

     "Tax" means any Federal, State or foreign tax, assessment or other
      ---
governmental charge (including any withholding tax) upon a Person or upon its assets, revenues, income or profits.

     "Termination Date" means the date that is 363 days after the Restated
      ----------------
Agreement Date.

     "Termination Event" means, with respect to any Benefit Plan, (a) any
      -----------------
Reportable Event with respect to such Benefit Plan, (b) the termination of such Benefit Plan, or the filing of a notice of intent to terminate such Benefit Plan, or the treatment of any amendment to such Benefit Plan as a termination under ERISA Section 4041(c), (c) the institution of proceedings to terminate such Benefit Plan under ERISA Section 4042 or (d) the appointment of a trustee to administer such Benefit Plan under ERISA Section 4042.

     "Type" means, with respect to RC Loans, any of the following, each of which
      ----
shall be deemed to be a different "Type" of Loan: Base Rate Loans, Eurodollar Rate Loans having a one-month Interest Period, Eurodollar Rate Loans having a two-month Interest Period, Eurodollar Rate Loans having a three-month Interest Period and Eurodollar Rate Loans having a six-month Interest Period. Any Eurodollar Rate Loan having an Interest Period that differs from the duration specified for a Type of Eurodollar Rate Loan listed above solely as a result of the operation of clauses (a) and (b) of the definition of "Interest Period" shall be deemed to be a Loan of such above-listed Type notwithstanding such difference in duration of Interest Periods.

     "Unfunded Benefit Liabilities" means, with respect to any Benefit Plan at
      ----------------------------
any time, the amount of unfunded benefit liabilities of such Benefit Plan at such time as determined under ERISA Section 4001(a)(18).

     "Wholly Owned Subsidiary" means, with respect to any Person, any Subsidiary
      -----------------------
of such Person all of the Capital Securities and all other ownership interests and rights to acquire ownership interests of which (except directors' qualifying shares) are, directly or indirectly, owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more of such Subsidiaries; unless otherwise specified, "Wholly Owned Subsidiary"
                                                        -----------------------
means a wholly owned subsidiary of the Borrower or of a Guarantor.

     "ZD COMDEX and Forums, Inc." means ZD COMDEX and Forums, Inc., a Delaware
      --------------------------
corporation.

     "ZD Holdings (UK)" means ZD Holdings (UK), a company organized under the
      ----------------
laws of England.

     "ZD Holdings Subsidiary" means each of ZD Holdings (UK) and its Wholly
      ----------------------
Owned Subsidiaries.

     "ZD Inc." means ZD Inc., a Delaware corporation.
      -------

     "Ziff-Davis Inc." means Ziff-Davis Inc., a Delaware corporation.
      ---------------

     Section 11.02  Other Interpretive Provisions.
                    -----------------------------


    (a) Except as otherwise specified herein, all references herein (i) to any Person shall be deemed to include such Person's successors and assigns, (ii) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law or any successor Applicable Law as the same may have been or may be amended or supplemented from time to time and (iii) to any Loan Document or Contract defined or referred to herein shall be deemed references to such Loan Document or Contract (and, in the case of any Note or any other instrument, any instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.


    (b) When used in this Agreement, the words "herein", "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Article", "Section", "Annex", "Schedule" and "Exhibit" shall refer to Articles and Sections of, and Annexes, Schedules and Exhibits to, this Agreement unless otherwise specified.


    (c) Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa.


    (d) Any item or list of items set forth following the word "including," "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included," such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are "included" are limited to such items or to items similar to such items.

  (e) Each authorization in favor of the Agent, the Banks or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.


  (f) Except as otherwise specified herein, all references herein to the Agent, any Bank or any Loan Party shall be deemed to refer to such Person however designated in Loan Documents, so that (i) a reference to rights of a Bank under the Loan Documents shall be deemed to include the rights of such Person as the guaranteed party under Article 9 and, if such Person is the Swing Line Bank, the rights of such Person as the Swing Line Bank and (ii) a reference to costs incurred by a Bank in connection with Loan Documents shall be deemed to include costs incurred by such Person as the guaranteed party under Article 9 or as the Swing Line Bank .


   (g) except as otherwise specified herein, all references to the time of day shall be deemed to be to New York City time as then in effect.

     Section 11.03  Accounting Matters.
                    ------------------

     Unless otherwise specified herein, all accounting determinations hereunder and all computations utilized by the Borrower in complying with the covenants contained herein shall be made, all accounting terms used herein shall be interpreted, and all financial statements required to be delivered hereunder shall be prepared, in accordance with Generally Accepted Accounting Principles, except, in the case of such financial statements, for departures from Generally Accepted Accounting Principles that may from time to time be approved in writing by the independent certified public accountants who are at the time, in accordance with Section 5.01(b), reporting on the Borrower's financial statements.

     Section 11.04  Representations and Warranties.
                    ------------------------------

     All Representations and Warranties shall be deemed made (a) in the case of any Representation and Warranty contained in this Agreement at and as of the Restated Agreement Date, (b) in the case of any Representation and Warranty contained in this Agreement or any other document delivered in connection with or pursuant to this Agreement or at the time any Loan is made, at and as of such time and (c) in the case of any particular Representation and Warranty, wherever contained, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under or in connection with which such Representation and Warranty is made or deemed made.

     Section 11.05  Captions.
                    --------

     Captions to Articles, Sections and subsections of, and Annexes, Schedules and Exhibits to, this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.

     Section 11.06  Interpretation of Related Documents.
                    -----------------------------------

     Except as otherwise specified therein, terms that are defined herein that are used in Notes, certificates, opinions and other documents delivered in connection herewith shall have the meanings ascribed to them herein and such documents shall be otherwise interpreted in accordance with the provisions of this Article 11.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Restated Agreement Date.


                         SOFTBANK HOLDINGS INC.


                         By:   /s/ Thomas L. Wright
                               ---------------------------------------
                            Name:  Thomas L. Wright
                            Title: Vice President and Treasurer


                         ZD COMDEX AND FORUMS, INC.,

                          as a Guarantor


                         By:  /s/ Mo Virani
                              -----------------------------------------
                            Name:  Mo Virani
                            Title: Chief Financial Officer


                         ZIFF-DAVIS INC.,

                          as a Guarantor


                         By:  /s/ Thomas L. Wright
                              ------------------------------------------
                            Name:  Thomas L. Wright
                            Title: Vice President and Treasurer


                         SBH DELAWARE, INC.,

                          as a Guarantor


                         By:  /s/ Thomas L. Wright
                              -----------------------------------------
                            Name:  Thomas L. Wright
                            Title: Vice President and Treasurer

                         THE BANK OF NEW YORK,

                            as Agent, a Bank and Swing Line Bank


                         By:  /s/ Brendan T. Nedzi
                              -----------------------------------------
                            Name:  Brendan T. Nedzi
                            Title: Vice President


Restated Agreement Date: February 26, 1998

                                                                         ANNEX A

Banks, Lending Offices
and Notice Addresses                    Commitments
--------------------                    -----------


THE BANK OF NEW YORK                    $250,000,000


Domestic Lending Office:

     The Bank of New York
     One Wall Street
     New York, NY  10286

Eurodollar Lending Office:

     The  Bank of New York
     One Wall Street
     New York, NY  10286

Notice address:

     The Bank of New York
     One Wall Street
     New York, NY 10286


          Telecopy No.:  (212) 635-8593/8595
          Telephone No.:  (212) 635-8628
          Attention: Mr. Brendan T. Nedzi

                                                                Schedule 1.02(a)

                              NOTICE OF BORROWING

     [Name and address
     of the Agent in accordance with
     Section 10.01(b)]

     Date:

     Ladies and Gentlemen:

     Reference is made to the Guaranteed Credit Agreement, dated as of March 27, 1996 as amended and restated as of October 30, 1997 and as further amended and restated as of February 26, 1998, among SOFTBANK Holdings Inc., the Banks listed on the signature pages thereof and The Bank of New York, as Agent, and the Guarantors party thereto (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 1.02(a) of the Credit Agreement of its request to have the following RC Loans made to it on [insert requested date of borrowing]:

Type of RC Loan                                                     Amount

     The undersigned on behalf of the Borrower, represents and warrants that (a) the borrowing requested hereby complies with the requirements of the Credit Agreement and (b) [except to the extent set forth on Annex A hereto,]2 (i) each Loan Document Representation and Warranty is true and correct at and as of the date hereof and (except to the extent the undersigned gives notice to the Bank to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the making of the RC Loans) will be true and correct at and as of the time the RC Loans are made, in each case both with and without giving effect to the RC Loans and the application of the proceeds thereof, and (ii) no Default has occurred and is continuing as of the date hereof or would result from the making of the Loans or from the application of the proceeds thereof if the Loans were made on the date hereof, and (except to the extent the undersigned gives notice to the Bank to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the making of the RC Loans) no Default will have occurred and be continuing at the time the RC Loans are to be made or would result from the making of the RC Loans or from the application of the proceeds thereof.

     SOFTBANK HOLDINGS INC.

     By:
        ------------------------------
        Name:
        Title:



     ------------
     1. Be sure to specify the duration of the Interest Period in the case of Eurodollar Rate Loans (e.g., one-month Eurodollar Rate).
                                 ----

     2. If the representation and warranty in either clause (b)(i) or (b)(ii) would be incorrect, include the material in brackets and set forth the reasons such representation and warranty would be incorrect on an attachment labeled Annex A.

                                                                Schedule 1.03(c)

                      NOTICE OF CONVERSION OR CONTINUATION

     [Name and address
     of the Agent in accordance with
     Section 10.01(b)]

     Date:

     Ladies and Gentlemen:

     Reference is made to the Guaranteed Credit Agreement, dated as of March 27, 1996 as amended and restated as of October 30, 1997 and as further amended and restated as of February 26, 1998, among SOFTBANK Holdings Inc., the Banks listed on the signature pages thereof, The Bank of New York, as Agent, and the Guarantors party thereto (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 1.03(c) of the Credit Agreement of its desire to convert or continue the Loans specified below into or as Loans of the Types and in the amounts specified below on [insert date of conversion or continuation]:


Loans to be Converted or Continued                 Converted or Continued Loans

                     Last Day of Current                    Type of
    Type of Loan       Interest Period          Amount        Loan      Amount


     The undersigned represents and warrants that conversions and continuations requested hereby comply with the requirements of the Credit Agreement.

     SOFTBANK HOLDINGS INC.

     By:
        -------------------
        Name:
        Title:

-----------
1. Be sure to specify the duration of the Interest Period in the case of Eurodollar Rate Loans (e.g., one-month Eurodollar Rate).
                            ----

                                                                   Schedule 1.05

                              NOTICE OF PREPAYMENT


     [Name and address
     of the Agent in accordance with
     Section 10.01(b)]

     Date:

     Ladies and Gentlemen:

     Reference is made to the Guaranteed Credit Agreement, dated as of March 27, 1996, as amended and restated as of October 30, 1997 and as further amended and restated as of February 26, 1998 among SOFTBANK Holdings Inc., the Banks listed on the signature pages thereof, The Bank of New York, as Agent, and the Guarantors party thereto (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 1.05 of the Credit Agreement that it will prepay the [RC] [Swing] Loans specified below on [insert date of prepayment]:



                                      Last Day of
Type of [RC] [Swing] Loan       [Current] [Agreed Rate]                  Amount
                                     Interest Period+



_____________________
* Please specify whether RC or Swing Lonas.
+ Insert as applicable.

-----------

     The undersigned represents and warrants that the prepayment requested hereby complies with the requirements of the Credit Agreement.

     SOFTBANK HOLDINGS INC.

     By:
        ----------------------
        Name:
        Title:



-----------
1. Be sure to specify the duration of the Interest Period or the Agreed Rate Interest Period, as applicable, in the case of Eurodollar Rate Loans and Agreed Rate Loans (e.g., one-month Eurodollar Rate, two-day Agreed Rate, as
                        ----
     applicable).

                                                             Schedule 2.01(a)(i)
                                                             -------------------

                              [NAME OF LOAN PARTY]

                      CERTIFICATE AS TO RESOLUTIONS, ETC.

          I, __________, [Assistant] Secretary of [name of Loan Party], a __________ [corporation/partnership] (the "Company"), hereby certify, pursuant to Section 2.01(a)(i) of the Guaranteed Credit Agreement dated as of March 27, 1996 as amended and restated as of October 30, 1997 and as further amended and restated as of February 26, 1998 among SOFTBANK Holdings Inc., the Guarantors and The Bank of New York, that:

          1. The below named persons have been duly elected (or appointed) and have duly qualified as, and on this day are, officers of the Company holding their respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:


                 Name   Office          Signature
                 ----   ------          ---------


     [Insert names and offices of persons authorized to sign the Loan Documents
to which the Company is a party   and any related documents]

          2. (a) Attached as Annex A is a true and correct copy of [resolutions/consents] duly adopted by [written consents of] the [Board of Directors/partners] of the Company. Such [resolutions/consents] have not been amended, modified or revoked and are in full force and effect on the date hereof.

              [(b) Attached as Annex A-1 is a true and correct copy of resolutions duly adopted by [unanimous written consent of] the stockholders of the Company. Such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof.]/1/

          3. [List Loan Documents to which the Company is a party], in each case as executed and delivered on behalf of the Company, are in the forms thereof approved by [unanimous written consent of] the [Board of Directors/partners] of the Company.

          [4. There has been no amendment to [the Certificate of Incorporation] [partnership agreement] of the Company since __________, 19__./2/]/1/

          [5. Attached as Annex B is a true and correct copy of the By-laws of the Company as in effect on __________, 19__/3/ and at all subsequent times to and including the date hereof.]/1/

          IN WITNESS WHEREOF, I have signed this certificate this __ day of __________, 19__.

                              ___________________________
                                [Assistant] Secretary

          I, __________, [title] of the Company, hereby certify that [name of the above [Assistant] Secretary] has been duly elected or appointed and has been duly qualified as, and on this day is, [Assistant] Secretary of the Company, and the signature in paragraph 1 above is his genuine signature.

          IN WITNESS WHEREOF, I have signed this certificate this __ day of __________, 19__.

                              ___________________________
                              [Title]




     ____________________
1.   Omit if not applicable.

2. Insert date of the Secretary of State's Certificate of Incorporation required by Section 2.01(a)(ii).

3. Insert date of the Board of Directors' meeting adopting the resolutions referred to in paragraph 2(a).

                                                                         Annex A
                                                                         -------

                              [NAME OF LOAN PARTY]

                       RESOLUTIONS OF BOARD OF DIRECTORS

                                                                       Annex A-1
                                                                       ---------

                              [NAME OF LOAN PARTY]

                          RESOLUTIONS OF SHAREHOLDERS

                        [Insert applicable resolutions]

                                                                   Schedule 3.02
                                                                   -------------

                            SCHEDULE OF SUBSIDIARIES

      NAME OF SUBSIDIARY                JURISDICTION OF                 OWNERSHIP OF ITS
                                    INCORPORATION/FORMATION            CAPITAL SECURITIES
ZD COMDEX and Forums, Inc.      Delaware                         100% owned by
                                                                 SOFTBANK Holdings Inc.
SOFTBANK Forums L.P.            Delaware                         General partners:
                                                                 ZD COMDEX and Forums, Inc. and
                                                                 MAC Forums L.P.
SOFTBANK Kingston Inc.          Delaware                         100% owned by
                                                                 SOFTBANK Holdings Inc.
Kingston Technology Company     Delaware                         80% owned by
                                                                 SOFTBANK Kingston Inc.
Ziff-Davis Inc.                 Delaware                         100% owned by
                                                                 SOFTBANK Holdings Inc.
SOFTBANK Content Services,      Delaware                         100% owned by
 Inc.                                                            SOFTBANK Holdings Inc.

SOFTBANK Services Group         Delaware                         70% owned by
                                                                 SOFTBANK Holdings Inc.
SpotMedia Communications        California                       70% owned by
                                                                 SOFTBANK Holdings Inc.
SOFTBANK Interactive            Delaware                         83% owned by
 Marketing Inc.                                                  SOFTBANK Holdings Inc.

SBH Delaware, Inc.              Delaware                         100% owned by
                                                                 SOFTBANK Holdings Inc.
STV IV LLC                      Delaware LLC                     91% owned by
                                                                 SOFTBANK Holdings Inc.
SOFTBANK Technology Ventures    Delaware L.P.                    General partner:
 IV L.P.                                                         STV IV LLC

SB Holdings Pte., Ltd.          Singapore                        100% owned by
                                                                 SOFTBANK Holdings Inc.
ZD COMDEX and Forums Pte.,      Singapore                        100% owned by
 Ltd.                                                            SOFTBANK Holdings Inc.

ZD COMDEX and Forums Pty.,      Australia                        100% owned by
 Ltd.                                                            SOFTBANK Holdings Inc.

ZD Holdings (UK), Ltd.          United Kingdom                   100% owned by
                                                                 SOFTBANK Holdings Inc.

                                                                   Schedule 3.03
                                                                   -------------

                       SCHEDULE OF REQUIRED CONSENTS AND

                             GOVERNMENTAL APPROVALS


                                     (NONE)

                                                                   Schedule 3.04
                                                                   -------------

                   SCHEDULE OF PUBLIC DEBT OF SOFTBANK CORP.

                               (in Yen, Billions)


               ISSUE                    PRINCIPAL AMOUNT             Interest Rate
---------------------------------  --------------------------  -----------------------------
Unsecured Debt No. 1                           45                          3.90%
Unsecured Debt No. 2                           20                          1.65%
Unsecured Debt No. 3                           25                          2.60%
Unsecured Debt No. 4                           25                          3.15%
Unsecured Debt No. 5                           20                          2.30%
Unsecured Debt No. 6                           10                          2.65%
Unsecured Debt No. 7                           25                          3.00%
Unsecured Debt No. 8                           10                          3.45%
Unsecured Debt No. 9                           10                          3.55%
Unsecured Debt No. 10                          10                          3.80%
Unsecured Debt No. 11                           5                          3.70%
Unsecured Convertible Debt No. 1               46                          0.50%
Unsecured Convertible Debt No. 2                8                          0.00%

                                                                   Schedule 3.06
                                                                   -------------

                        SCHEDULE OF MATERIAL LITIGATION

                                     (NONE)

                                                                   Schedule 3.09
                                                                   -------------

                 SCHEDULE OF ADDITIONAL MATERIAL ADVERSE FACTS

                                     (NONE)

                                                                   Schedule 4.05
                                                                   -------------

                         SCHEDULE OF EXISTING BORROWER
                           AND GUARANTOR INDEBTEDNESS


SCHEDULE OF EXISTING BORROWER INDEBTEDNESS
------------------------------------------

BORROWER    LENDER                AMOUNT                 RATE
----------  ----------- ---------------------------- --------------

SBH         MAC INC.              $1,080,000,000           7.80%
SBH         MAC INC.              $  309,076,000           8.00%
SBH         MAC INC.              $   65,950,000           7.80%
SBH         MAC INC.              $   72,980,000           8.00%
SBH         MAC INC.              $  795,000,000           8.80%
SBH         MAC INC.              $  304,000,000           8.80%
SBH         MAC INC.              $  100,000,000           8.00%
          TOTAL-MAC               $2,727,006,000


SBH         SBC               (Yen)2,312,002,500           5.00%
SBH         SBC                   $   25,000,000           5.80%


SCHEDULE OF EXISTING GUARANTOR INDEBTEDNESS
-------------------------------------------


      BORROWER                     LENDER                    AMOUNT                   RATE
---------------------------  ------------------------  -------------------------  -------------------

ZIFF-DAVIS                   SBH DELAWARE                         $1,080,000,000                7.80%
ZIFF-DAVIS                   SBH DELAWARE                         $  600,000,000                6.50%

ZD COMEX & FORUMS            SBC                                  $  100,000,000                9.90%
ZD COMEX & FORUMS            SBH DELAWARE                         $  309,076,924                8.00%
ZD COMEX & FORUMS            SBH DELAWARE                         $   65,950,000                7.80%
ZD COMEX & FORUMS            SBH DELAWARE                         $  300,000,000                6.50%
ZD COMEX & FORUMS            SBH DELAWARE                         $   72,981,731                8.00%
ZD COMEX & FORUMS            SBH DELAWARE                         $   10,000,000                8.00%

SB KINGSTON                  SBH DELAWARE                         $  875,000,000                8.80%

                                                                   Schedule 4.06
                                                                   -------------

                        SCHEDULE OF EXISTING GUARANTIES

                                     (NONE)

                                                                   Schedule 4.07
                                                                   -------------

                           SCHEDULE OF EXISTING LIENS

     Obligation Secured                                 Collateral
     ------------------                                 ----------

                                     (NONE)

                                                                   Schedule 4.11
                                                                   -------------



                        SCHEDULE OF EXISTING INVESTMENTS



INVESTMENT                                       AMOUNT (COST)

Yahoo, Inc.                                        $108,250,000
Kinesoft Development Corporation                     12,000,000
SEGA Entertainment, Inc.                             42,875,000
UT Starcom, Inc.                                    134,985,283
GeoCities, Inc.                                      51,658,634
Cybercash, Inc.                                      15,439,097
Electric Classifieds, Inc.                            2,500,000
GT Interactive Software Corp.                        38,250,000
Herring Communications Inc.                           2,000,000
Wacos, Inc.                                           5,129,331
WebCel Communications                                   250,000

                                                                   Schedule 4.12
                                                                   -------------

                       SCHEDULE OF EXISTING BENEFIT PLANS

     Kingston Technology Corporation

     Kingston Technology Corporation Retirement Savings Plan

                                                                Schedule 5.01(b)
                                                                ----------------

              [To be agreed upon; form supplied as starting point]

                             SOFTBANK HOLDINGS INC.

              CERTIFICATE AS TO FINANCIAL STATEMENTS AND DEFAULTS

          I, __________, [President, Chief Financial Officer] of SOFTBANK Holdings Inc., a [jurisdiction of incorporation] corporation (the "Borrower"), hereby certify, pursuant to Section 5.01 of the Guaranteed Credit Agreement dated as of March 27, 1996, as amended and restated as of October 30, 1997 and as further amended and restated as of February 26, 1998 among the Borrower, the Banks listed on the signature pages thereof, The Bank of New York, as Agent, and Guarantors party thereto, that:

          1. (a) The accompanying [unaudited]1 consolidated and consolidating financial statements of the Borrower and the Consolidated Subsidiaries as at __________ and for the [fiscal year][quarterly accounting period]2 ending
__________, 19__, are complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom described below that have been approved in writing by Messrs. __________, the Borrower's current independent certified public accountants), the consolidated and consolidating financial position of the Borrower and the Consolidated Subsidiaries as at the end of such [fiscal year][quarterly period]/2/, and the consolidated and consolidating results of operations and cash flows for such quarterly period, and for the elapsed portion of the fiscal year ended with the last day of [fiscal year][such quarterly period]2, in each case on the basis presented [and subject only to normal year-end auditing adjustments]/1/.

          (b) Except as disclosed or reflected in such financial statements, as at __________, neither the Borrower nor any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, have had or might have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole.

          2. (a) The changes in and departures from Generally Accepted Accounting Principles are as follows:

     All such changes have been approved in writing by Messrs.  __________.

          3. There follow the calculations required to establish whether or not the Borrower was in compliance with the following Sections of the Agreement:/4/

               (a)

               (b)

               (c)

               (d)

               (e)

          4. Based on an examination sufficient to enable me to make an informed statement, no Default exists, including, in particular, any such arising under the provisions of Article 4, except the following:

               [If none such exist, insert "None"; if any do exist, specify the same by Section, give the date the same occurred, and the steps being taken by the Borrower or a Subsidiary with respect thereto.]

     Dated:

                                    ------------------------------------
                                    [President, Chief Financial Officer]

     _______________

1. Include only in the case of a certificate to be delivered with respect to quarterly financial statements.

2. Include first alternative in the case of a certificate to be delivered with respect to year-end financial statements; include second alternative in the case of a certificate to be delivered with respect to quarterly financial statements.

3. Paragraph (b) should be included in, and Annex A attached to, the Certificate only if changes from Generally Accepted Accounting Principles are specified in Paragraph 2(a) of this or any previous Certificate.

4. The calculations should be made in the same manner and with the same degree of detail as the calculations set forth in the certificate delivered by the Borrower pursuant to Section 2.01(a()vi).

                                                                Schedule 5.02(a)
                                                                ----------------

                  SCHEDULE OF HISTORICAL FINANCIAL STATEMENTS

                         ZIFF-DAVIS PUBLISHING COMPANY

                         CONSOLIDATED INCOME STATEMENT

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                             (Amounts in Thousands)

                                                          TOTAL WORLDWIDE
     TOTAL REVENUES                                           $ 768,930
     TOTAL OPERATING EXPENSE                                    619,944
                                                              ---------
     TOTAL EBITDA                                               148,986
       Less:  Depreciation and Amortization                      37,161
                                                              ---------
     TOTAL OPERATING INCOME                                     111,825
     Interest Expense (Income), net                              92,609
     Amortization of Intangibles                                332,597
     Income Taxes
     Loss on Investments in Joint Ventures                        3,391
     Other Non-Operating Expense (Income), net                    4,695
                                                              ---------
     TOTAL NET INCOME                                         $(321,467)
                                                              =========




                         ZIFF-DAVIS PUBLISHING COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOW

                          YEAR ENDED DECEMBER 31, 1995

                             (Amounts in Thousands)


CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------
     Net (Loss)                                                   $  (321,467)
     Adjustments to reconcile net income to net cash
        Depreciation and amortization                                  37,161
        Amortization of intangibles                                   332,597
        Corporate interest expense                                     94,203
        Allowance for doubtful accounts                                14,113
        Amortization of deferred finance fee                            3,432
        Amortization of deferred rent credit                           (2,529)
        Loss on investments in joint ventures                           3,391
                                                                   ----------
                                                                      160,901
     Effects of changes in assets and liabilities
        Accounts receivable                                           (33,189)
        Inventories                                                    (8,379)
        Prepaid expenses and other current assets                      (3,830)
        Other assets                                                   (5,674)
        Accounts payable and accrued expenses                          30,787
        Unexpired subscriptions, net                                    2,784
        Other, net                                                     (1,568)
                                                                   ----------
     Net cash provided by operating activities                        141,832

     CASH FLOWS FROM INVESTING ACTIVITIES
     ------------------------------------
     Capital expenditures                                             (14,186)
     Proceeds from sale of divisions                                   23,524
                                                                   ----------

     Net cash provided by investing activities                          9,338

     CASH FLOWS FROM FINANCING ACTIVITIES
     ------------------------------------
        Repayment of notes payable to banks                           (69,000)
        Corporate interest payments                                   (81,125)
        Capital contributions                                           8,826
        Repayment of notes to payable to sellers                   (1,033,931)
        Payment of acquisition liabilities                            (32,521)
                                                                 ------------

     Net cash used in financing activities                         (1,207,751)
     Increase (decrease) in Cash and cash equivalents              (1,056,581)
     Effect of foreign currency exchange rates on cash                     63
     Cash and cash equivalents, beginning of period                 1,066,606
                                                                  -----------
     Cash and cash equivalents, end of period                     $    10,088
                                                                  ===========

                         ZIFF-DAVIS PUBLISHING COMPANY

                           CONSOLIDATED BALANCE SHEET

                               DECEMBER 31, 1995

                             (Amounts in Thousands)

                                                                                   WORLDWIDE CONSOLIDATED
                                                                            -------------------------------------------
                                                                            January 1                 December 31
     ASSETS
     ------
     CURRENT ASSETS
  Cash and cash equivalents                                                        $1,066,606                 $   10,088
  Accounts receivable, less allowances for doubtful accounts,                         102,257                    121,099
   returns and cancellations
  Inventories                                                                          12,811                     21,194
  Prepaid expenses and other current assets                                            17,939                     21,556
                                                                                   ----------                 ----------
  Total current assets                                                              1,199,613                    173,937

PROPERTY AND EQUIPMENT, less accumulated depreciation and                              87,107                     64,110
 amortization
     INTANGIBLES, net                                                               1,402,300                  1,059,373
     DEFERRED FINANCE FEE, net                                                         21,410                     17,978
     OTHER ASSETS                                                                      20,095                     10,596
                                                                                   ----------                 ----------
       TOTAL ASSETS                                                                $2,730,525                 $1,325,994
                                                                                   ==========                 ==========
     LIABILITIES AND EQUITY
     -----------------------
     CURRENT LIABILITIES
  Accounts payable and accrued expenses                                            $  120,918                 $  139,173
  Unexpired subscriptions, net                                                         74,361                     81,737
  Current portion of long-term debt                                                     6,000                          +


  Other current liabilities                                                            14,025                      2,195
  Notes payable to Sellers                                                          1,033,931                          +
                                                                                   ----------                 ----------
  Total current liabilities                                                         1,249,235                    223,105
     NOTES PAYABLE                                                                    509,000                    446,000
     SUBORDINATED DEBENTURES                                                          525,000                    525,000
     OTHER LONG TERM OBLIGATIONS                                                       56,015                     53,380
     EQUITY
  Capital stock                                                                       391,275                    400,099
  Net income (loss) from January 1-December 31, 1995                                        +                   (321,467)
  Accumulated currency translation adjustment                                               +                       (123)
                                                                                   ----------                 ----------
  Total equity, December 31, 1995                                                     391,275                     78,509
                                                                                   ----------                 ----------
     TOTAL LIABILITIES AND EQUITY                                                  $2,730,525                 $1,325,994
                                                                                   ==========                 ==========

                                                                   Schedule 9.01
                                                                   -------------

                             SCHEDULE OF GUARANTORS


Guarantor:                      Address for Notices:
---------                       -------------------

ZD COMDEX and Forums, Inc.      300 First Avenue
                                Needham, MA  02194-2722

                                Telecopier No.:   (781) 449-0196
                                Telephone No.:    (781) 433-1910
                                Attention:        Charles D. Forman

Ziff-Davis Inc.                 One Park Avenue
                                New York, NY  10016

                                Telecopier No.:   (212) 503-3585
                                Telephone No.:    (212) 503-3762
                                Attention:        Thomas L. Wright

SBH Delaware, Inc.              c/o Ziff-Davis, Inc.
                                One Park Avenue
                                New York, NY  10016

                                Telecopier No.:  (212) 503-3585
                                Telephone No.:   (212) 503-3762
                                Attention:       Thomas L. Wright

                                                                   Schedule 9.10
                                                                   -------------

                          FORM OF GUARANTOR SUPPLEMENT

          Reference is made to the Guaranteed Credit Agreement dated as of March 27, 1996, as amended and restated as of October 30, 1997 and as further amended and restated as of February 26, 1998 among SOFTBANK Holdings Inc., the Banks listed on the signature pages thereof, The Bank of New York, as Agent, and the Guarantors party thereto (the "Credit Agreement"); capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in, or by reference in, the Credit Agreement. The undersigned hereby agrees that upon delivery hereof to the Bank the undersigned shall be and become a Guarantor for all purposes of the Credit Agreement as fully and to the same extent as if it were an original signatory thereto.

                              [Name of Guarantor]

                              By:
                                 ---------------------------
                                  Name:
                                  Title:

     Dated:

                              Notice Address:

                              Attention:
                              Telephone:
                              Telecopy:

                                                               Schedule 10.10(a)
                                                               -----------------

                              NOTICE OF ASSIGNMENT

[Name and address
of Borrower in accordance with
Section 10.01(a)(i)]

[Name and address
of Agent in accordance with
Section 10.01(a)(ii)]

Date:

Gentlemen:

          Reference is made to the Guaranteed Credit Agreement, dated as of March 27, 1996, as amended and restated as of October 30, 1997 and as further amended and restated as of February 26, 1998, among SOFTBANK Holdings Inc., the Banks listed on the signature pages thereof, The Bank of New York, as Agent, and the Guarantors party thereto (the "Credit Agreement"). The undersigned hereby gives notice that [name of Assignor] [(the "Assignor")]/1/ has made the following assignment to [name of Assignee] [(the "Assignee")]/2/:


          Rights and Obligations

                Assigned

          Effective Date of

                Assignment:

          [The Assignee's Lending Offices and address for notices are as follows:

          Domestic Lending Office:

          Eurodollar Lending Office:

-----------
1 Include definition if Footnote 4 material is to be included.
2 Include definition if Footnote 3 or Footnote 4 material is to be included.

          Notice Address:]/3/


          [The Assignor hereby requests that [the Borrower and] [the Agent] consent to the assignment described above by signing a copy of this letter in the space provided below and returning it to the Assignor. Such consent shall release the Assignor from all of the obligations described above as having been assigned to the Assignee.]4

                              [NAME OF ASSIGNOR]

                              By:
                                 ----------------------
                                 Name:
                                 Title:

                              [NAME OF ASSIGNEE]

                              By:
                                 -----------------------
                                 Name:
                                 Title:


-------------
3 Omit if the Assignee is a Bank
4 Include the appropriate portion of the bracketed provision if (i) the Assignor desires to be released from the assigned obligations, (ii) the consent of the Borrower and/or the Agent is required for such release and
  (iii) the Assignor has not otherwise obtained such consents.

[Assignment and release consented to:]/4/
        SOFTBANK HOLDINGS INC.


By:
   ------------------------
   Name:
   Title:

THE BANK OF NEW YORK,
  as Agent


By:
   --------------------------
   Name:
   Title:







-------------
4 Include the appropriate portion of the bracketed provision if (i) the Assignor desires to be released from the assigned obligations, (ii) the consent of the Borrower and/or the Agent is required for such release and
  (iii)  the Assignor has not otherwise obtained such consents.

                                                                    EXHIBIT A-I

                             SOFTBANK HOLDINGS INC.

                                    RC NOTE

                               February __, 1998

          FOR VALUE RECEIVED, SOFTBANK HOLDINGS INC. (the "Borrower") hereby promises to pay to the order of _______________________ (the "Bank") the principal amount of the RC Loans outstanding, on the dates and in the amounts specified in Section 1.04 of the Credit Agreement referred to below, and to pay interest on the principal amount of each RC Loan on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section 1.11 of such Credit Agreement.

          Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each RC Loan and each payment, with respect thereto.

          Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

          This Note evidences RC Loans made under, and is entitled to the benefits of, the Guaranteed Credit Agreement, dated as of March 27, 1996 as amended and restated as of October 30, 1997, and as further amended and restated as of February 26, 1998, among the Borrower, the Guarantors party thereto, the Banks party thereto and The Bank of New York, as Agent, as the same may be amended from time to time. Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof.

          This Note shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

                              SOFTBANK HOLDINGS INC.

                              By:
                                 --------------------
                                  Name:
                                  Title:

                                      GRID

                                PROMISSORY NOTE


     _______________________________________________________________________


                    Amount of                Amount of           Notation
   Date               Loan               Principal Repaid         Made By
-----------  -----------------------  -----------------------   -----------
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________

                                                                 EXHIBIT A-II

                             SOFTBANK HOLDINGS INC.

                                SWING LOAN NOTE

                               February __, 1998

          FOR VALUE RECEIVED, SOFTBANK HOLDINGS INC. (the "Borrower") hereby promises to pay to the order of _______________________ (the "Swing Line Bank") the principal amount of the Swing Loans outstanding, on the dates and in the amounts specified in Section 1.04 of the Credit Agreement referred to below, and to pay interest on the principal amount of each Swing Loan on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Swing Line Bank hereunder shall be made to the Swing Line Bank at the place, in the type of money and funds and in the manner specified in Section 1.11 of such Credit Agreement.

          Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Swing Loan and each payment, with respect thereto.

          Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

          This Note evidences Swing Loans made under, and is entitled to the benefits of, the Guaranteed Credit Agreement, dated as of March 27, 1996 as amended and restated as of October 30, 1997, and as further amended and restated as of February 26, 1998, among the Borrower, the Guarantors party thereto, the Banks party thereto and The Bank of New York, as Agent, as the same may be amended from time to time. Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof.

          This Note shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

                              SOFTBANK HOLDINGS INC.

                              By:
                                 --------------------
                                  Name:
                                  Title:

                                      GRID

                                PROMISSORY NOTE


     _______________________________________________________________________


                    Amount of                Amount of           Notation
   Date               Loan               Principal Repaid         Made By
-----------  -----------------------  -----------------------   -----------
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________
     ______________________________________________________________________

                                                                       EXHIBIT B

                          SUBORDINATION AGREEMENT FORM


                                 [ATTACH FORM]

                                AMENDMENT NO. 1

                                       to

                                CREDIT AGREEMENT

     THIS AMENDMENT NO. 1 (the "Amendment"), dated as of March 9, 1998 among SOFTBANK Holdings Inc. (the "Borrower"), the guarantors listed on the signature pages hereof (the "Guarantors"), The Bank of New York (the "Existing Bank"), The Bank of New York, as Agent (the "Agent") and Morgan Stanley Senior Funding, Inc. (the "Incoming Bank"),

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Guarantors, the Existing Bank and the Agent are parties to the Guaranteed Credit Agreement dated as of March 27, 1996, as amended and restated as of February 26, 1998 (as so amended and restated, the "Agreement") (capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement); and

     WHEREAS, the Borrower has requested, and the Existing Bank and the Agent have agreed to, the amendments to the Agreement more fully set forth in this Amendment; and

     WHEREAS, such amendments shall be of benefit, either directly or indirectly, to the Borrower; and

     WHEREAS, the Incoming Bank desires to become party to the Agreement, as amended hereby, as a Bank;

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.  Amendments.  Upon and after the Amendment Effective Date (as
              ----------
defined in Section 3 below):

          (a) The aggregate amount of the Commitments shall be increased to $450,000,000, the Commitments of each of the Banks (which shall include both the Existing Bank and the Incoming Bank) shall be as set forth on Annex A hereto and Annex A to the Agreement shall be restated in its entirety as set forth on Annex A hereto.

          (b) The Incoming Bank shall be a Bank for all purposes under the Agreement, with all of the rights and obligations of a Bank thereunder, as fully and to the same extent as if it were an original signatory thereto.

          (c) The Borrower hereby designates the Incoming Bank as Co-Arranger and Syndication Agent, and BNY Capital Markets, Inc. as Lead Arranger.

          2.    Representations and Warranties.  In order to induce the Existing
                ------------------------------
Bank to agree to amend the Agreement and the Incoming Bank to become party to the Agreement as amended hereby, the Borrower and each Guarantor make the following representations and warranties, which shall survive the execution and delivery of this Amendment:

               (a) No Default has occurred and is continuing or would exist immediately after giving effect to the amendments contained herein; and

               (b) Each of the representations and warranties set forth in
     Article 3 of the Agreement are true and correct as though such representations and warranties were made at and as of the Amendment Effective Date (as defined in Section 3 below), except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Agreement (including those made herein) shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment.

          3.    Amendment Effective Date.  This Amendment shall become effective
                ------------------------
as of the date first referenced above on the date (the "Amendment Effective Date") on which:

          (a) the Agent shall have received this Amendment, executed and delivered by the Borrower, each Guarantor, the Agent, the Existing Bank and the Incoming Bank and

          (b) the Incoming Bank shall have made the payment to the Existing Bank referred to in Section 4 hereof.

          4.  Assignment and Assumption. Upon the Amendment Effective Date (as
              -------------------------
defined in Section 3 above) the Existing Bank shall be deemed to sell and assign to the Incoming Bank, and the Incoming Bank shall be deemed to purchase and assume from the Existing Bank, without recourse, all right, title and interest of the Existing Bank in RC Loans then outstanding to the extent in excess of the Existing Bank's Pro Rata Share of such RC Loans, based on the Commitments as in effect after giving effect to the amendments set forth in Section 1 hereof (such RC Loans, the "Assigned Loans"). In consideration of such sale and assignment the Incoming Bank shall pay to the Existing Bank an amount equal to the principal amount of the Assigned Loans. Amounts payable by the Borrower with respect to the Assigned Loans for periods prior to the Amendment Effective Date shall be payable for the account of the Existing Bank, and such amounts payable with respect to periods after the Amendment Effective Date shall be payable for the account of the Incoming Bank.

          5.  Consent and Undertaking.  The Borrower and each Guarantor hereby
              -----------------------
consent to the assignment effected by Section 4 hereof, and the Borrower undertakes promptly following the Amendment Effective Date (as defined in Section 3 hereof) to provide a new Note to the Incoming Bank.

          6.  Payment of Expenses.  The Borrower hereby agrees to pay all
              -------------------
reasonable costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment and any other documents or instruments which may be delivered in connection herewith.

          7.    Counterparts.  This Amendment may be executed in counterparts
                ------------
and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

          8.    Ratification.  The Agreement, as amended by this Amendment, is
                ------------
and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

          9.    Governing Law.  The rights and duties of the Borrower, the
                -------------
Guarantors, the Existing Bank, the Incoming Bank and the Agent under this Amendment shall, in accordance with New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

          10.    Reference to Agreement.  From and after the Amendment Effective
                 ----------------------
Date, each reference in the Agreement to "this Agreement," "hereof," "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Agreement as modified and amended by this Amendment.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

                         SOFTBANK HOLDINGS INC.


                         By: /s/ Thomas L. Wright
                             -------------------------------
                             Name:  Thomas L. Wright
                             Title: Vice President and Treasurer


                         ZD COMDEX AND FORUMS, INC.,

                          as a Guarantor


                         By:  /s/ Mo Verani
                              --------------------------------
                              Name:  Mo Verani
                              Title: Chief Financial Officer


                         ZIFF-DAVIS INC.,

                          as a Guarantor


                         By:  /s/ Thomas L. Wright
                              ---------------------------------
                              Name:  Thomas L. Wright
                              Title: Vice President and Treasurer


                         SBH DELAWARE, INC.,

                          as a Guarantor


                         By:  /s/ Thomas L. Wright
                              ------------------------------------
                              Name:  Thomas L. Wright
                              Title: Vice President and Treasurer

                         THE BANK OF NEW YORK,
                           as Agent and a Bank


                         By:  /s/ Brendan T. Nedzi
                              ------------------------------------
                              Name:  Brendan T. Nedzi
                              Title: Senior Vice President


                         MORGAN STANLEY SENIOR FUNDING, INC.


                         By: /s/ Michael T. McLaughlin
                             -------------------------------------------
                             Name:  Michael T. McLaughlin
                              Title:   Principal

                                                                         ANNEX A

Banks, Lending Offices
and Notice Addresses                Commitments
--------------------                -----------


THE BANK OF NEW YORK                $225,000,000


Domestic Lending Office:

     The Bank of New York
     One Wall Street
     New York, NY  10286

Eurodollar Lending Office:

     Morgan Stanley Senior Funding, Inc.
     One Wall Street
     New York, NY  10286

Notice Address:

     Bank of New York
     One Wall Street
     New york, NY 10286


          Telecopy No.:  (212) 635-8593/8595
          Telephone No.: (212) 635-8628
          Attention:     Mr. Brendan T. Nedzi

Banks, Lending Offices
and Notice Addresses                              Commitments
--------------------                              -----------


MORGAN STANLEY
 SENIOR FUNDING, INC.                             $225,000,000

Domestic Lending Office:

     Morgan Stanley Senior Funding, Inc.
     1585 Broadway
     New York, NY  10036

Eurodollar Lending Office:

     Morgan Stanley Senior Funding, Inc.
     1585 Broadway
     New York, NY  10036

Notice Address:
     Morgan Stanley Senior Funding, Inc.
     1585 Broadway
     New York, NY  10036

          Attention:     Henry F. D'Alessandro
          Telecopy No.:  (212) 761-3932
          Telephone No.: (212) 761-1051

          And: James Morgan
          Telecopy No.:   (212) 761-0592
          Telephone No.:  (212) 761-4866